PRELIMINARY PROXY STATEMENT
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1 to
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

RED TRAIL ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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(1)	Title of each class of securities to which transaction applies:

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P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Dear Members:

You are cordially invited to attend the special and annual meeting of the members (the “Member Meeting”) of RED TRAIL ENERGY, LLC (the “Company”) to be held on                       ,                   , 20___ at the                                          , _______, North Dakota.  Registration for the meeting will begin at                   .m.  The Member Meeting will commence at approximately        .m., and adjourn at approximately                        .m.

This proxy statement is dated ______, 20___  and is being mailed to members on or about ______, 20___.

At this important meeting, you will be asked to vote on the following:

•
Amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement.  To amend our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement to provide for the authorization of three separate and distinct classes of units:  Class A Units, Class B Units and Class C Units.

•
Reclassification of Units.  To reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

•	Election of Governors. To elect 3 governors to the seats open for election pursuant to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.

In connection with the proposals to amend our Amended and Restated Operating Agreement, our Amended and Restated Member Control Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 50,000 or more units will be renamed as Class A Units.  Unit holders who are the record holders of 10,001 but no more than 49,999 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Unit holders who are the record holders of 10,000 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement are approved, the voting and transfer rights of the Class A Units will remain relatively unchanged.  The voting rights of Class B Units will be restricted to the election of governors and dissolution of the Company.  Class C Units will be restricted to voting only on dissolution.  The transfer rights of Class A, B and C Units will be restricted to transfers that are approved by our board of governors.  Our board of governors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A Unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the Securities and Exchange Commission (SEC). Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.

The primary effect of the reclassification will be to reduce the total number of holders of record of our common equity units to below 300 by reclassifying a portion of the current outstanding common equity units as Class A Units and the remaining outstanding units will be reclassified as either Class B or Class C Units.  As a result, pursuant to Rule 13e-3, we will terminate the registration of our units under federal securities laws and our SEC reporting obligations will be suspended. This transaction is known as a 13e-3 going private transaction under the Exchange Act of 1934. Additionally, because the Class B and Class C Units will be held by less than 500 holders of record, the Class B and Class C Units will be unregistered securities and, therefore, will not be subject to the public reporting requirements imposed by the SEC.

We are proposing the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement because our board of governors has concluded, after careful consideration, that the costs and other disadvantages associated with being a reporting company with the SEC outweigh any of the advantages.  We believe the terms of the proposed reclassification transaction are fair and in the best interest of our affiliated and unaffiliated unit holders who will receive Class A Units, Class B Units or Class C Units.  Our board unanimously recommends that you vote “FOR” the proposal to approve our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.  The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Amended and Restated Operating Agreement and the Amended and Restated Member Control Agreement.  We encourage you to read carefully the proxy statement and appendices.  As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction.

The three year term of governors in Group III expires at the 2010 Annual Meeting.  The three Group III governors are Tim Meuchel, Frank Kirschenheiter and Sid Mauch.  Lynn Bergman also submitted a timely advanced notice to be considered as a nominee.  The nominating committee has recommended that Lynn Bergman, Sid Mauch and Tim Meuchel be elected to a three year term, which would expire at the 2013 Annual Meeting.

We are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2009 and Quarterly Report for the fiscal quarter ended June 30, 2010 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.  The proxy statement, form of proxy and annual report to members are available at http://www.redtrailenergy.com

If you have any questions regarding the information in the proxy statement, regarding completion of the enclosed proxy card or for directions to be able to attend the meeting in person, please call the Company at (701) 974-3308 or email us at mail@redtrailenergy.com.

Only members listed on the Company’s records at the close of business on are entitled to notice of the Member Meeting and to vote at the Member Meeting and any adjournments thereof.

All members are cordially invited to attend the Member Meeting in person.  However, to assure the presence of a quorum, the board of governors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of governors, whether or not you plan to attend the meeting.  The proxy will not be used if you attend and vote at the meeting in person.  You may fax the enclosed proxy card to the Company at 701-974-3309 or mail it to us using the enclosed envelope.  The proxy card must be returned to the Company no later than ___ _.m. on _________, 20___.

By order of the Governors,

/s/ Mike Appert

Mike Appert
Chairman and President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our Amended and Restated Operating Agreement, the Amended and Restated Member Control Agreement or the reclassification transaction, passed upon the merits or fairness of the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652
‘
NOTICE OF COMBINED SPECIAL AND ANNUAL MEETING OF MEMBERS
To be held on ___________, 20___

Notice is hereby given that a combined special and annual meeting of members of RED TRAIL ENERGY, LLC will be held on _____________, 20___, at _______ __.m. central time, at _____________________________, _____, North Dakota for the following purposes:

1.
Amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.  To amend our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement to provide for the authorization of three separate and distinct classes of units, Class A Units, Class B Units and Class C Units.

2.
Reclassification of Units.  To reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

3.
Election of Governors.  To elect three governors to the open seat positions on our board of governors pursuant to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.

In connection with the proposals to amend our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 50,000 or more units will be renamed as Class A Units. Unit holders who are the record holders of at least 10,001 but no more than 49,999 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Unit holders who are the record holders of 10,000 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Generally, if the proposed amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement are approved, the voting rights of the Class A Units will remain relatively unchanged.  The voting rights of Class B Units will be restricted to the election of governors and dissolution of the Company.  Class C Units will be restricted to voting only on dissolution.  Our board of governors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.  Unit holders of record at the close of business on  are entitled to notice of and to vote at the Member Meeting and any adjournment or postponement of the Member Meeting.

The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.  We encourage you to read carefully the proxy statement and appendices.

By order of the Governors,

/s/ Mike Appert

Mike Appert
Chairman and President

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the combined special and annual meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope.  If you attend the combined special and annual meeting, you may still vote in person if you wish, even if you have previously returned your proxy card.  You may fax the enclosed proxy card to the Company at 701-974-3309 or mail it to us using the enclosed envelope.  The proxy card must be returned to the Company no later than ____ _.m. on _______, 20___.

Your board of governors unanimously recommends that you vote “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement that will, among other things, effect the reclassification.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.

Your board of governors recommends you vote in favor the nominees to the Board of Governors set forth in this proposal, which are Lynn Bergman, Sid Mauch and Tim Meuchel.  Under applicable North Dakota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the combined special and annual meeting at which a quorum is present.

TABLE OF CONTENTS

SUMMARY TERM SHEET	1

SPECIAL FACTORS	1

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION	23

QUESTIONS RELATED TO GOVERNOR ELECTIONS	35

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT	36

THE SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT	37

DESCRIPTION OF UNITS	39

PROPOSAL #3 ELECTION OF THREE MEMBERS OF THE BOARD OF GOVERNORS	46

VOTE REQUIRED	48

ABOUT THE SPECIAL MEETING	48

FINANCIAL INFORMATION	51

MARKET PRICE OF RED TRAIL ENERGY, LLC UNITS AND DISTRIBUTION INFORMATION	57

IDENTITY AND BACKGROUND OF FILING PERSONS	57

CORPORATE GOVERNANCE	60

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	63

UNIT PURCHASE INFORMATION	65

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	65

EXECUTIVE OFFICER AND GOVERNOR COMPENSATION	66

OTHER MATTERS	69

APPENDIX A	AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX B	PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX C	AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
APPENDIX D	PROPOSED SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
APPENDIX E	ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED JUNE 30, 2010 ON FORM 10-Q
APPENDIX F	FORM OF PROXY
APPENDIX G	FORM OF TRANSMITTAL LETTER

SUMMARY TERM SHEET

This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement.  However, it is a summary only.  To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

In this proxy statement, “RTE,” “we,” “our,” “ours,” “us” and the “Company” refer to RED TRAIL ENERGY, LLC, a North Dakota limited liability company.  The term “reclassification” refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C.  The reclassification is designed to reduce the number of RTE unit holders of record holding our common equity units to below 300 by reclassifying a portion of the common equity units as Class A Units, and the remaining units will be reclassified as Class B or Class C Units which will result in less than 500 unit holders of each of our Class B and Class C Units. This will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. “Class A unit holders” refers to unit holders of our common equity units of record with 50,000 or more units. The new “Class B unit holders” refers to all the RTE unit holders of record with at least 10,001 but no more than 49,999 units.  The new “Class C unit holders” refers to all the RTE unit holders of record with 10,000 or fewer units.  References to our “common equity units” refer to our currently outstanding membership units; a portion of such outstanding units will be renamed as Class A units in the event the reclassification transaction is consummated.

RED TRAIL ENERGY, LLC

RED TRAIL ENERGY, LLC was formed as a North Dakota limited liability company on July 16, 2003.  Our principal business office is currently located at 3682 Highway 8 South, Richardton, North Dakota 58652.  We are managed by a seven member board of governors.  Our telephone number is (701) 974-3308.

Since January 2007, we have been engaged in the production of ethanol and distillers grains.  Our ethanol plant is a 50 million gallon per year facility.  Our revenues are derived from the sale and distribution of ethanol and distillers grains throughout the continental United States, Canada, and overseas.  The principal markets for our ethanol are petroleum terminals in the continental United States.

SPECIAL FACTORS

Overview of the Reclassification Transaction

This proxy statement is being furnished in connection with the solicitation of proxies by our board of governors at a combined special and annual meeting at which our members will be asked to consider and vote upon amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.  If approved, the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.

If the amendments and the reclassification transaction are approved as described below, unit holders of record with 50,000 or more units immediately prior to the reclassification transaction will receive one Class A Unit for each of their common equity units held immediately prior to the reclassification transaction.  Unit holders of record with no more than 49,999 but no less than 10,001 units immediately prior to the reclassification transaction will receive one Class B Unit for each of their common equity units held immediately prior to the reclassification transaction.  Unit holders of record with 10,000 or fewer units immediately prior to the reclassification transaction will receive one Class C Unit for each of their common equity units held immediately prior to the reclassification transaction.  We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.

If approved by our unit holders at the combined special and annual meeting and implemented by our board of governors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION
Unit holders of record holding 50,000 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class A Units.
Unit holders of record holding no more than 49,999 but no fewer than 10,001 units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class B Units.
Unit holders of record holding 10,000 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class C Units.
Unit holders holding units in “street name” through a nominee (such as a bank or broker)
The reclassification transaction will be effected at the record unit holder level.  Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their units in “street name” will be continuing unit holders with the same number of units as before the reclassification transaction.

The effects of the reclassification transaction on each group of unit holders are described more fully below under “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page _ and the effects on the Company are described more fully below under “Effects   of the Reclassification Transaction on RTE; Plans or Proposals after the Reclassification Transaction” beginning on page __.

Background of the Reclassification Transaction

As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

•	Annual Reports on Form 10-K;

•	Quarterly Reports on Form 10-Q;

•	Current Reports on Form 8-K; and

•	Proxy Statements on Form 14A.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense.  These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs.  Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 (“SOX”).  Section 404 requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting. We estimate that our costs and expenses incurred in connection with SEC reporting for 2010 will be approximately $120,000, which assumes the reclassification will be approved and our SEC reporting requirements will be suspended prior to the deadline to file a quarterly report for our third quarter.

As of August 26, 2010, we had 40,193,973 units issued and outstanding, held by approximately 917 current unit holders of record.  Of our approximately 917 unit holders of record, we believe approximately 743, or 81.03%, hold 49,999 or fewer units.  Our board of governors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for RTE.  Becoming a non-SEC reporting company will allow us to avoid these costs and expenses.  In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions.  However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units.  We have therefore not been able to effectively take advantage of these benefits.  Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers.  In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.

At RTE’s June 25, 2009 board meeting, the board considered exploring the reclassification process, but determined such a transaction was better set as a future goal.  No definitive goal date for the reclassification was set at this meeting, but RTE’s legal counsel at the time did explain a reclassification / deregistration process to the board.  All governors were present, in addition to Gerald Bachmeier, Mark Klimpl, Calvin Diehl and Todd Taylor (legal counsel).  During RTE’s February 4, 2010 board meeting, the board decided to pursue hiring different legal counsel, in part to pursue a reclassification / deregistration transaction.   Present at this meeting were all the directors and additionally, Gerald Bachmeier, Mark Kimpel and Calvin Diehl.  By the March 4, 2010 RTE board meeting, Brown Winick was retained.  Valerie Bandstra, present legal counsel, joined in this meeting and led a discussion regarding the potential benefits and detriments of terminating the registration of our membership units under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same.  At this meeting, the board unanimously passed a motion to move forward with pursuing the deregistration process.  Our board concluded that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements.  In particular there is little trading volume with our common equity units.  Our board of governors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses.  Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company.

Our board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be “cashed out,” and a reclassification of our units in order to reduce our number of record holders to below 300.  Because our cash resources to effect such a transaction are limited and we believe many of our unit holders feel strongly about retaining their equity interest in the Company, management and our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option.

At a special meeting of our board held on March 19, 2010 and attended by our counsel, all of our governors, Mark Klimpel and Calvin Diehl, we discussed setting the reclassification thresholds at 50,000 units for Class A, 10,001 – 49,999 units for Class B and 10,000 units or less for Class C, which were determined based on estimates of the resulting number of unit holders.  The board discussed that each class would have different voting rights, with Class A members to retain the voting rights of current common equity holders.

Additionally at this special meeting, our board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction.  Specifically, the board discussed the following advantages of going private:

•
As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees.  Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

•
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure.  Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and quarter end unaudited financial statements.

•
Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•
Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•
Our unit holders may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•
Our smaller unit holders will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per unit basis as all other unit holders.

•
Our ability to explore, secure and structure financing or other transactions to maximize long-term member value through prospective capital providers or a potential sale, merger, consolidation or other business combination between our Company and a third party may be more successful without the requirement of publicly reporting such negotiations and transactions.

At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C Units:

•
Our unit holders will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC although the unit holders will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and quarter end unaudited financial statements.

•
Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•	The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•	Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.
•	Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

•	Potential liability may exist for our officers and governors associated with the “interested” nature of the deregistration transaction.

•	We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.

Additionally, at the meeting, the process and mechanism for going private was discussed.  The board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction.  However, the board believed that the fact that our board would be treated the same as the other unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed.  The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C Units are different from the interests of the unit holders owning Class A Units and may create actual or potential conflicts of interest in connection with the reclassification transaction.  However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a special vote was not necessary.

After this discussion, the board agreed that it is in the best interest of the Company to move forward with the deregistration process structured as discussed at this meeting and unanimously instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.

On April 22, 2010, at a board meeting attended by all of our governors, Mark Klimpel, Calvin Diehl and Gerald Bachmeier, the Company reviewed and considered its specific calculations of costs savings that would result from the reclassification transaction.  At the May 27, 2010 board meeting, which was attended by legal counsel, all the governors, Gerald Bachmeier, Calvin Diehl and Kent Anderson, the board and management reviewed the amendments to the Amended and Restated Member Control Agreement and the Amended and Restated Operating Agreement with legal counsel.

On June 22, 2010, at a special board meeting attended by all of our governors, Calvin Diehl, Gerald Bachmeier and K. Anderson, and our legal counsel, our board of governors unanimously approved and recommended to the unit holders the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement as contained in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement to authorize Class A, Class B and Class C Units and to reclassify our outstanding units as follows: unit holders holding 50,000 or more units will be classified as holders of Class A Units; unit holders holding no more than 49,999 but no less than 10,001 units will be classified as holders of Class B Units; and unit holders holding 10,000 or fewer units will be classified as holders of Class C Units.  The approval of the amendments to our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and the reclassification transaction was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

RTE’s Reasons for the Reclassification

As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company.  We expect our costs associated with our reporting obligations to increase next year as we become subject to the XBLR interactive data format in our SEC filings.  Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options as well as business consolidation transactions.  We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions.  We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time.  The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

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We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $205,000 on an annual basis starting in fiscal year ending December 31, 2011, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders.  These annual expenses are expected to include reduced audit expenses ($85,000), reduced legal expenses ($60,000), XBLR Edgarization reporting compliance ($50,000), internal control testing and SOX compliance ($5,000) and other miscellaneous expenses of $5,000.  These amounts are just estimated savings after considering legal, accounting and auditing expenses expected to continue after the going private transaction.  We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual and quarterly reports to our members.

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We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes-Oxley Act divert efforts from our board of governors, management and staff and result in significant legal, accounting and administrative expense, without commensurate benefit to our unit holders.  We expect to continue to make available to our unit holders Company financial information on an annual and quarterly basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

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In our board of governors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 743 of our unit holders held 49,999 or fewer units; and that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market.  If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

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Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange.  Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily.  In addition, our units are subject to transferability restrictions, requiring the consent of our governors in most instances.  We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition.  As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

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As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations.  Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results.  These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us.  Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

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We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

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We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate actions such as a merger or sale of the Company without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

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The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C Units to retain an equity interest in RTE.  Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

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Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

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We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our unit holders may prefer to continue as unit holders of an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages.  There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition.  Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time.  However, once the board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act and the expanded reporting requirements of larger reporting companies faced by the Company over the past few fiscal years, the board began to seriously consider a transaction that would result in the deregistration of our units.  Moreover, the board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase our next fiscal year as the Company becomes subject to the requirements of the XBRL interactive data format.  See “Overview of the Reclassification Transaction” beginning on page __.

Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “Purpose and Structure of the Reclassification Transaction” on page __, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of governors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders.  You should read “Our Position as to the Fairness of the Reclassification Transaction” below and “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __ for more information regarding the effects of the reclassification transaction.

We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be “cashed out,” but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in RTE.  We have not received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets.  Our board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations.  Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and our expenses will be reduced. See “Purposes and Structure of the Reclassification Transaction” beginning on page __ for further information as to why this reclassification transaction structure was chosen by our board.

Our Position as to the Fairness of the Reclassification Transaction

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of governors believes that the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unit holders.  Our board of governors unanimously approved the reclassification transaction and has recommended that our unit holders vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement as contained in the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement that will, among other things, effect the reclassification.

In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders who will receive Class A Units, unaffiliated unit holders who will receive Class B Units, and unaffiliated unit holders who will receive Class C Units, our board of governors considered a number of factors.  In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B or Class C Units and to unit holders continuing to own common equity units as Class A Units.  Because the transaction will affect unit holders differently only to the extent that some will receive Class B Units in the reclassification transaction, some will receive Class C Units and some will retain their common equity units as Class A Units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction.  See “ Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __.

Substantive Fairness

The factors that our board of governors considered positive for our unaffiliated unit holders, including both those that will continue to hold our common equity units as Class A Units as well as those who will have their units converted into Class B or Class C Units, include the following:

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Our smaller unaffiliated unit holders who prefer to remain as holders of our common equity units as Class A Unit holders, despite the board’s recommendation, had notice that they had until May 21, 2010 to acquire sufficient units so that they could hold 50,000 or more units in their own names prior to the reclassification transaction.  The limited market for our member units may have made acquiring sufficient units difficult and there may have been costs to unaffiliated unit holders, beyond the purchase price of such units, associated with the acquisition.  However, we believe that acquiring additional units was an option available to our unaffiliated unit holders and our unaffiliated unit holders were able to weigh the costs and benefits of implementing an acquisition of additional units.  We have restricted transfers after May 21, 2010 to allow the Company to determine definitively the number of Class A, Class B and Class C members that would result from the reclassification prior to providing our members with proxy materials.  This restriction on transfers applies only to optional transfers and does not restrict transfers as a result of a court order, such as upon the occurrence of the death of a member.

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Beneficial owners who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, had notice that they had until May 21, 2010 to transfer their units so that they could receive Class B or Class C Units.

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Our unaffiliated unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

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All our unaffiliated unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•	The reclassification should not result in a taxable event for any of our unaffiliated unit holders.

•	All our unaffiliated unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.

•	Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.

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Our unaffiliated unit holders are not being “cashed out” in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.

In addition to the positive factors applicable to all our unaffiliated unit holders set forth above, the factors that our board of governors considered positive for those unaffiliated unit holders receiving Class B or Class C Units included:

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All our smaller unaffiliated unit holders will continue to have an equity interest in RTE and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A Unit holders.

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Our Class B and Class C unaffiliated unit holders will still have some voting rights.  Class B unaffiliated unit holders will have the right to elect our governors and both Class B and Class C unaffiliated holders will have the right to vote on dissolution of the Company.

•	No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.

In addition to the positive factors applicable to all of our unaffiliated unit holders set forth above, the factors that the board of governors considered positive for the unaffiliated unit holders that are continuing to hold our common equity units as Class A Units included:

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The Class A unaffiliated unit holders will continue to have voting rights including the right to elect governors and determine other decisions on our behalf as provided in the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement and pursuant to the North Dakota Limited Liability Company Act.

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Our Class A unaffiliated unit holders will continue to own an equity interest in the company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C unit holders.

Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated unit holders, whether they are unit holders continuing to hold our common equity units as Class A Units or unit holders having their units converted into Class B or Class C Units.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated unit holders receiving Class B or Class C Units.  In particular, the factors that our board of governors considered as potentially negative for those unit holders receiving Class B or Class C Units included:

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They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

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The voting rights of Class B unaffiliated unit holders will be limited to the election of our governors and the dissolution of the Company.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the Class B Units.

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Our Class B unaffiliated unit holders will only be able to vote on amendments to our Second Amended and Restated Operating Agreement and  our Second Amended and Restated Member Control Agreement that would modify the limited liability of the unit holder or alter the Financial Rights of the unit holder.  Such limitations may result in making these Class B Units less valuable.

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The voting rights of Class C unaffiliated unit holders will be limited to the dissolution of our Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the Class C Units.

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Our Class C unit holders will only be able to vote on amendments to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement that would modify the limited liability of the unit holder or alter the Financial Rights of the unit holder.  Such limitations may result in making these Class C Units less valuable.

The factors that our board of governors considered as potentially negative for the unaffiliated unit holders who are continuing to hold our common equity units as Class A Units included:

•	The liquidity of unaffiliated Class A member units will likely be reduced following the reclassification transaction because of the reduction in the number of our common equity units.

•	The transferability of the unaffiliated Class A Units will be limited.

The factors that our board of governors considered as potentially negative for our unaffiliated unit holders, regardless of whether they receive Class A Units, Class B Units or Class C Units included:

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Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

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They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all unit holders an annual report containing audited financial statements and quarterly reports containing unaudited financial statements.

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Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Unaffiliated unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

Our board of governors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated unit holders who will receive Class A Units, Class B Units or Class C Units and that the foregoing factors are outweighed by the positive factors previously described.

In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material.   We did not consider the net book value in that, as shown in the pro forma balance sheet set forth below, the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification transaction.  Additionally, our unaffiliated unit holders are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders and none of our unaffiliated unit holders are being cashed out as a part of the reclassification transaction.

We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative.  Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated unit holders and affiliated unit holders alike.  In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification.  Moreover, none of our unaffiliated unit holders are being cashed out as a result of the reclassification transaction.

We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices.  Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.

We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination.  The reclassification transaction will have only an insignificant effect on the Company’s value on a going forward basis – a $205,000 per year savings – and will not be determinative of the going concern value.

We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our units.  Pursuant to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement, the rights of our unaffiliated, like our affiliated unit holders, will not change and all our unit holders will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our unit holders.  In addition, our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement provides all our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.

We did not consider any repurchases of units by the Company over the past two years in that even if the Company had repurchased any membership units over the past two years, the reclassification transaction, if approved, would have been effective in reducing the number of Class A unit holders to fewer than 300 and the number of Class B and Class C unit holders to fewer than 500.

We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none.  The Company did not receive any report, opinion or appraisal or any firm offers within the past two years.

None of the members of our board of governors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.

Procedural Fairness

We believe the reclassification transaction is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our common equity units as Class A Units and those that will be reclassified as Class B or Class C unit holders.  In concluding that the reclassification transaction is procedurally fair to our unaffiliated unit holders who will receive Class A Units, Class B Units or Class Units, the board of governors considered a number of factors.  The factors that our board of governors considered positive for our unaffiliated unit holders who will receive Class A Units, Class B Units, or Class C Units, included the following:

•	The reclassification transaction is being effected in accordance with the applicable requirements of North Dakota law.

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Our board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however, the board believed that the fact that our board would be treated the same as the other unaffiliated unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed, as the board was able to adequately balance the competing interest of the unaffiliated unit holders in accordance with their fiduciary duties.

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Our board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the board to evaluate the reclassification transaction and the terms of the reclassification as provided in the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement, including the balancing of the rights of unaffiliated and affiliated Class A unit holders, Class B unit holders, and Class C unit holders.

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Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

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Unaffiliated unit holders were given notice that they had until May 21, 2010 to acquire sufficient units so that they held 50,000 or more units prior to the reclassification transaction or to sell sufficient units so that they held less than 50,000 units or less than 10,001 units, respectively, prior to the reclassification transaction, to determine whether such unit holders will own Class A, Class B or Class C Units after the reclassification transaction.

•	To implement the reclassification transaction it must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the combined special and annual meeting.

Our board of governors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated unit holders, whether they are receiving Class A Units, Class B Units or Class C Units.

The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated unit holders receiving Class B or Class C Units as well as those receiving Class A Units to the same degree, on the procedural fairness of the reclassification transaction:

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Although the interests of the unaffiliated unit holders receiving Class B or Class C Units are different from the interests of the unaffiliated unit holders owning Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the governors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction.  However, our board members will be treated the same as the unaffiliated unit holders in the proposed transaction and certain of our current board members will be reclassified as Class B unit holders.

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The transaction is not structured to require approval of at least a majority of unaffiliated unit holders, although at the time the reclassification transaction was approved by our board of governors on March 19, 2010, members of our board and our executive officers then collectively held only 8.47% of our outstanding common equity units.

•	We did not solicit any outside expressions of interest in acquiring the Company.

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We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C Units or the fairness of the transaction to RTE.

Our board of governors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated unit holders, whether they will be receiving Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described.  In particular, with reference to the lack of a special committee, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.

In reaching its conclusion that the reclassification transaction is fair to our unaffiliated unit holders, whether they will be receiving Class A Units, Class B Units or Class C Units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material.  Our board did not believe these factors to be material because our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences.  As a result, our smaller unit holders will continue to hold an equity interest in RTE as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits, losses and the receipt of distributions.  See “Market Price of RTE Units and Distribution Information – Comparative Market Price Data” beginning on page __ for the current and historical market price of our units.  Instead of the foregoing factors, the board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B member units to elect governors, and our Class C members will be allowed to transfer units in the same manner as Class A and B members.  The board also subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class B and C member units.  In addition, the board also evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability to vote upon certain events such as dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders including our unaffiliated unit holders receiving Class A Units, Class B Units or Class C Units, for the reasons and factors described above.  In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole.  None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders including our unaffiliated unit holders.

We have not made any provision in connection with the reclassification transaction to grant our unaffiliated unit holders access to our Company files beyond the access granted generally under our Amended and Restated Operating Agreement, our Amended and Restated Member Control Agreement, and North Dakota Law, or to obtain counsel or appraisal services at our expense.  Nor did we request or receive any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units.  Our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of membership units outstanding with the same material economic rights and preferences.  As a result, our smaller unit holders will continue to hold an equity interest in RTE as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions.   With respect to our unaffiliated unit holders’ access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, provide adequate information for our unaffiliated unit holders.  Under the North Dakota Limited Liability Company Act, our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and governors, copies of our articles of organization, operating agreements, tax returns for the last three years, and financial statements for the most recent fiscal year.  Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of RTE.  With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary.  In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the board also took into account factors such as RTE’s size and the cost of such procedures.

We have not structured the transaction to require the approval of at least a majority of unaffiliated unit holders.  Because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes a special vote is not necessary.  In addition, the governors have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders.  Again, because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes an unaffiliated representative is unnecessary.

Board Recommendation

Our board of governors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders, regardless of whether they will receive Class A Units, Class B Units or Class C Units as a result of the reclassification, and unanimously recommends that you vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Operating Agreement and the proposed Second Amended and Restated Member Control Agreement that will, among other things, effect the reclassification.

Purpose and Structure of the Reclassification Transaction

The purposes of the reclassification transaction are to:

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Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings.  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $205,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications.  We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•	Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•	Allow our management and employees to refocus time spent on SEC reporting obligations and unit holder administrative duties to our core business.

•	Reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

For further background on the reasons for undertaking the reclassification transaction at this time, see “Overview of the Reclassification Transaction” beginning on page __ and “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in RTE and therefore to participate in any future growth and earnings of the Company.  Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified.  The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time.  In addition, on April 7, 2010, the Company sent a letter to its unit holders notifying them that they had until May 21, 2010 to make transfers of units prior to the proposed reclassification of units. The purpose of this letter was to allow unit holders the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of units to be in their desired class, which our board felt would enhance the substantive fairness of the transaction to all unit holders.  Although providing this flexibility generated an element of uncertainty, in that the reclassification, if approved, may not have eliminated as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of 50,000 or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name.  Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may have been created by giving unit holders the flexibility to transfer their holdings through May 21, 2010.  We have restricted transfers after May 21, 2010 to allow the Company to determine definitively the number of Class A, Class B and Class C members that would result from the reclassification prior to providing our members with proxy materials.  This restriction on transfers applies only to optional transfers and does not restrict transfers as a result of a court order, such as upon the occurrence of the death of a member.

For further background on the alternative structures considered by our board of governors please see “Overview of the Reclassification Transaction” beginning on page __ and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Effects of the Reclassification Transaction on RTE; Plans or Proposals after the Reclassification Transaction

The reclassification transaction will have various positive and negative effects on RTE, which are described below.

Effect of the Proposed Transaction on Our Outstanding Units.

As of the record date, the number of outstanding units was 40,193,973. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, 7,630,765 of the outstanding units would be reclassified as Class B Units issued and approximately 3,547,110 outstanding units would be reclassified as Class C units issued.  The total number of common equity units would decrease from approximately 40,193,973 to approximately 29,016,098 units and would be reclassified as Class A Units.   The total number of Class A common equity unit holders of record would be reduced from approximately 917 to approximately 174.  We have no other current plans, arrangements or understandings to issue any member units as of the date of this proxy.

Effect of the Proposed Transaction on our Class B or Class C Units.

The amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C Units.  After completion of the reclassification transaction, we will have approximately 29,016,098 Class A Units outstanding, 7,630,765 Class B Units outstanding and 3,547,110 Class C Units outstanding.

Termination of Securities Exchange Act Registration and Reporting Requirements

Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders.  Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC.  Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $205,000 on an annual basis.  These costs are broken down as follows:

Reduction in Accounting and Auditing Expenses	$85,000

SEC Counsel	$60,000

XBLR Edgarization Reporting Compliance	$50,000

SOX compliance / internal control testing	$5,000

Miscellaneous, including Printing and Mailing	$5,000

Total	$205,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction.  Following completion of the reclassification transaction, we intend to continue to make available to our unit holders annual and quarterly financial information about RTE.

Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report
After the reclassification transaction, we anticipate that there will be up to approximately 335 Class B and 408 Class C unit holders of record.  If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, RTE will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act.  As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement include a provision that gives our board the authority to disallow a transfer of Class B or Class C Units if it believes that a transfer will result in the Class B or Class C Units being held by 500 or more respective holders or another number that otherwise obligates the Company to register its Class B or Class C units under Section 12(g) of the Securities Exchange Act.  We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.

Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject.  For this reason, the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement also contain a new restriction on the transfer of Class A Units that gives our board of governors the authority to disallow a transfer of Class A Units if it believes that the transfer will result in the Class A Units being held by 300 or more Class A unit holders.  We estimate that following the reclassification transaction, we will have 174 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.

Effect on Trading of Class A Units

Our units are not traded on an exchange and are not otherwise actively traded, although we have a qualified matching service managed by Alerus, an alternative trading system as defined by the SEC.

Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction.

Financial Effects of the Reclassification Transaction

We expect that the professional fees and other expenses related to the reclassification transaction of approximately $130,000 will not have any material adverse effect on our liquidity, results of operations or cash flow.  See “Fees and Expenses” beginning on page __ for a description of the fees and expenses we expect to incur in connection with the reclassification transaction.  See “Financing of the Reclassification Transaction” on page __ for a description of how the reclassification transaction will be financed.

Effect on Conduct of Business after the Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Governors and Executive Officers

It is not anticipated that the reclassification transaction will have any effect on our governors and executive officers, other than with respect to their relative unit ownership, and, therefore, will be Class A unit holders if the reclassification transaction is approved. We expect that some of our governors will hold 50,000 or more units immediately prior to the reclassification transaction.  Our executive officers do not currently own units in our company.  Additionally, some of our governors beneficially own units at the record holder level in increments of less than 50,000 units, and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.

If the reclassification transaction is approved, there will be fewer Class A units outstanding after the reclassification transaction than the total units currently outstanding.  As a result, our governors and executive officers will hold a larger relative percentage of the voting interests of RTE.  As of the record date, these governors and executive officers collectively beneficially held and had voting power over approximately 5,989,161 units, or 14.90% of our units.

The annual compensation paid by us to our officers and governors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.

Plans or Proposals

Other than as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of governors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business.  As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company.  Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction the board may deem appropriate and in the best interests of the Company.

Effects of the Reclassification Transaction on Unit Holders of RTE

The general effects of the reclassification transaction on the unit holders of RTE are described below.

Effects of the Reclassification Transaction on Class A Unit Holders

The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect affiliated and unaffiliated Class A unit holders in the same way. The board of governors of RTE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the unaffiliated and affiliated Class A unit holders will:

•
Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•
Be entitled to vote on all matters brought before the members of RTE, except as otherwise provided by the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement or North Dakota law;

•
Be entitled to transfer any number of units to any person approved by the governors in accordance with the terms of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement; and

•	Realize enhanced voting control over RTE in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.

Detriments:

As a result of the reclassification transaction, the unaffiliated and affiliated Class A unit holders will:

•	Be required to have their member units reclassified involuntarily for Class A Units, for which they will receive no additional consideration;
•
Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning RTE required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;
•
Bear transfer restrictions as provided in our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement, such that our governors will be entitled to, at their sole discretion, approve or disallow any proposed transfer of the Class A Units; and

•
Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

Effects of the Reclassification Transaction on Class B Unit Holders

The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect affiliated and unaffiliated Class B unit holders in the same way. The board of governors of RTE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the affiliated and unaffiliated Class B unit holders will:

•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;
•	Continue to hold an equity interest in RTE and share in our profits, losses and distributions on the same basis as our Class A unit holders; and
•
Be entitled to transfer any number of units to any person approved by the governors in accordance with the terms of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement.

Detriments:

As a result of the reclassification transaction,  affiliated and unaffiliated the Class B unit holders will:

•	Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;
•
Be entitled to vote only to elect members to the board of governors and upon a proposed dissolution of the Company.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions;

•
Be entitled to vote only on amendments to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement that would modify the limited liability of the member or alter the member’s Financial Rights; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Class C Unit Holders

The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect affiliated and unaffiliated Class C unit holders in the same way. The board of governors of RTE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the affiliated and unaffiliated Class C unit holders will:

•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;

•
Be entitled to transfer any number of units to any person approved by the governors in accordance with the terms of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement; and

•	Continue to hold an equity interest in RTE and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

As a result of the reclassification transaction, the affiliated and unaffiliated Class C unit holders will:

•	Be required to have their member units reclassified involuntarily for Class C Units, for which they will receive no additional consideration;
•
Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement that would modify the limited liability of the member or alter the member’s Financial Rights.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated Unit Holders

In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and governors. As used in this proxy statement, the term “affiliated unit holders” means any unit holder who is a director or executive officer of RTE and the term “unaffiliated unit holder” means any member other than an affiliated unit holder.

As a result of the reclassification transaction, our affiliated unit holders will:

•
Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, governors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

•
Lose the availability of Rule 144.  Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and governors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of RTE

             It is important that our unit holders understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of RTE into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of RTE that its clients have deposited with it through a single nominee; this is what is meant by “street name.”  If that single nominee is the unit holder of record of 50,000 or more units, then the units registered in that nominee’s name will be renamed as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction.

Interests of Certain Persons in the Reclassification Transaction

Our executive officers and governors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders.  We anticipate that some of our governors will own 50,000 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved.  Because of the voting restrictions placed on Class B and C units, these governors may experience a larger relative percentage of voting power than they previously held.  This represents a potential conflict of interest because our governors unanimously approved the reclassification transaction and are recommending that you approve it.  Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in the proxy statement.  Some of our governors beneficially own units at the record holder level in increments of less than 50,000 units, and therefore will be Class B or Class C unit holders if the reclassification transaction is approved.

The fact that percentage ownership for some of our director’s of our common equity Class A member units will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 50,000 Class A unit threshold. In this regard, the governors as a group will be treated exactly the same as other unit holders.  In addition, the board determined that any potential conflict of interest created by the governors’ ownership of our Class A Units is relatively insignificant.  The board did not set the 50,000 Class A Unit threshold to avoid exchanging the Class A member units of any governors.  In addition, the increase in each director’s percentage ownership of our Class A Units resulting from the reclassification transaction is expected to be insignificant.  As a group, the percentage beneficial ownership and voting power of all of our governors and executive officers would only increase approximately 5.69%, from approximately 14.90% to approximately 20.59%, after the reclassification transaction.  This is also is very unlikely to have a practical effect on their collective ability to control the Company.

Our board of governors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement under the captions “Overview of the Reclassification Transaction” beginning on page __, “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page __ and “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __.

Except as provided in this paragraph, none of our executive officers or governors, who beneficially owns an aggregate of 50,000 units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date.  In addition, except as provided in this paragraph, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 50,000 units are held in each account so that the holders would receive Class B or C Units.  Effective May 21, 2010, one of our governors, Jody Hoff, transferred without consideration, 24,000 units owned individually to units owned jointly with his spouse.  Effective the same date, Richardton Investments, LLC, transferred without consideration, 17,000 units owned by the entity to Jody Hoff and Marla Hoff as joint tenants.  The effect of these transactions will be that the number of units owned by Jody Hoff individually will decrease to 0, and the number of units owned by Jody and Marla Hoff as joint tenants will increase to 51,000.

Financing of the Reclassification Transaction

We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “Fees and Expenses” beginning on page __ for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.

Material Federal Income Tax Consequences of the Reclassification Transaction

 The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction.  This discussion does not consider the particular facts or circumstances of any holder of our units.  This discussion assumes that you hold, and will continue to hold, your Class A, B, or C Units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”  The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder’s individual circumstances or tax status.  Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a “hedge,” “straddle” or “conversion transaction”).

This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect.  No assurance can be given that, after any such change, this discussion would not be different.  Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service.  Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.

Federal Income Tax Consequences to RTE

The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes.  As a result, we believe that the reclassification will not have any material federal income tax consequences to us.

Federal Income Tax Consequences to Class A, B, and C Unit Holders

Unit holders receiving Class A, B, or C Units in exchange for their existing units will not recognize any gain or loss in the reclassification.  You will have the same adjusted tax basis and holding period in your Class A, B, or C Units as you had in your units immediately prior to the reclassification.  The reclassification will have no effect on your ability to use otherwise suspended passive activity losses or net operating loss carry forwards.

The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

Appraisal and Dissenters’ Rights

The reclassification transaction, amendments to our Amended and Restated Operating Agreement, and amendments to our Amended and Restated Member Control Agreement are not circumstances in which the North Dakota Limited Liability Company Act or the Company’s current member control agreement provides members with dissenters’ rights or appraisal rights. Pursuant to the North Dakota Limited Liability Company Act, dissenters’ rights are available to members under the following circumstances: (1) an amendment to the articles of organization, but not an amendment of the member control agreement or operating agreement, which materially and adversely affects the rights or preferences of the membership interests of the dissenting member; (2) a sale, lease, transfer, or other disposition of property and assets requiring member approval; (3) a plan of merger; (4) a plan of exchange; (5) a plan of conversion; or (6) any other action taken to which the articles of organization, member control agreement, operating agreement, or a resolution approved by the Board of Governors directs that dissenting members may obtain payment for their membership interests. Our articles of organization, member control agreement and operating agreement only provide dissenters rights to the extent of North Dakota Section 10-32-54 of the Limited Liability Company.

Other rights or actions under North Dakota law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and governors and to the fairness of limited liability company transactions.

Regulatory Requirements

In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges.  We estimate that our expenses will total approximately $130,000, assuming the reclassification transaction is completed.  This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$125,000
Printing, mailing costs and miscellaneous expenses	$5,000
Total	$130,000

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION

Q:           What is the proposed reclassification transaction?

A:
We are proposing that our members adopt a Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement that will include amendments to our currently effective Amended and Restated Operating Agreement dated July 31, 2008 and our currently effective Amended and Restated Member Control Agreement dated May 28, 2009.  If the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 50,000 or more units into Class A Units, units held by holders of between 10,001 and 49,999 units into Class B Units, and units held by holders of 10,000 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.

We are proposing that you adopt two general amendments to our currently effective Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C Units, and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes.  Unless both amendments pass for both agreements, neither amendment will be implemented.  Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved for both agreements.  See “Overview of the Reclassification Transaction” beginning on page __.

Q:	What is the purpose and structure of the proposed reclassification transaction?

A:
The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as “going private”) by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A Units, to less than 300, and by having under 500 record unit holders of each of our Class B and Class C Units.  This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents.  It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See “Purpose and Structure of the Reclassification Transaction” beginning on page __.

•
The reclassification transaction is being effected at the record unit holder level.  This means that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified.  On April 7, 2010, the Company sent a letter to its unit holders notifying them that they had until May 21, 2010 to make transfers of units prior to the proposed reclassification of units. The purpose of this letter was to allow unit holders the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of units to be in their desired class.  However, these unit holders had to act within the constraints of the transfer restrictions in our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement, federal and state securities laws and the IRS publicly traded partnership rules. We have restricted transfers after May 21, 2010 to allow the Company to determine definitively the number of Class A, Class B and Class C members that would result from the reclassification prior to providing our members with proxy materials.  This restriction on transfers applies only to optional transfers and does not restrict transfers as a result of a court order, such as upon the occurrence of the death of a member.

Q:	What will be the effects of the reclassification transaction?

A:
The reclassification transaction is a “going private transaction” for RTE, meaning that it will allow us to deregister with the SEC and we will no longer be subject to reporting obligations under federal securities laws.  As a result of the reclassification transaction, among other things:

•
The number of our common equity units currently registered under the Securities Exchange Act of 1934 (“34 Act”), which will be reclassified as Class A Units, will be reduced from approximately a total of 40,193,973 common equity units to a total of 29,016,098 Class A units and the number of unit holders of record will decrease from a total of 917 unit holders to approximately 174 Class A unit holders of record;

•	The number of Class B units will correspondingly increase from zero to approximately 7,630,765 and be held by approximately 335 Class B unit holders of record;

•	The number of Class C units will correspondingly increase from zero to approximately 3,547,110 and be held by approximately 408 unit holders of record;

•
As a group, the percentage beneficial ownership of and voting power over Class A Units by all governors and executive officers of RTE will increase approximately 5.69% from approximately 14.90% to approximately 20.59% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

•
The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C Unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in RTE and, therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•
The new Class B and Class C unit holders will be required to surrender their original membership units involuntarily in exchange for Class B or Class C Units, for which they will receive no consideration other than the Class B or Class C Units received in the reclassification;

•
Because of the reduction of our total number of record unit holders of our common equity units, to less than 300 and because the total number of record unit holders of the Class B and Class C Units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

•
The new Class B unit holders will have limited voting rights and will have no rights to amend our Second Amended and Restated Operating Agreement or our Second Amended and Restated Member Control Agreement unless the proposed amendment alters the unit holder’s financial rights or modifies the unit holder’s limited liability. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•
The new Class B unit holders will have no right to transfer their units unless such transfer is approved by a majority of our governors. The governors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•
The new Class C unit holders will only be allowed to vote on dissolution of the Company and will have no right to nominate, elect or remove governors, to amend our Second Amended and Restated Operating Agreement or our Second Amended and Restated Member Control Agreement unless the proposed amendment alters the unit holder’s financial rights or modifies the unit holder’s limited liability. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units; and

•
In addition, Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our governors. The governors will have the authority to disallow any proposed transfer at their sole discretion.  The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units.

For a further description of how the reclassification transaction will affect you, please see “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __.

Q:	What does it mean for RTE and our unit holders that RTE will no longer be a public company and subject to federal securities laws reporting obligations?

A:
We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be publicly available.  However, pursuant to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement and the North Dakota Limited Liability Company Act, our unit holders will be allowed to inspect, upon reasonable request, Company books and records and the Company will be required to make available an annual report to the members containing the Company’s audited financial statements and quarterly reports to the members containing the Company’s unaudited financial statements  These financial statements and quarterly reports, however, will not be the same as those required for reporting companies and we will no longer be subject to the regulations for reporting companies.  The liquidity of the units you hold in RTE may be further reduced since there will be no public information available about RTE and all of our units will only be tradable in privately negotiated transactions.  We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:	Why are you proposing the reclassification transaction?

A:	Our reasons for the reclassification transaction are based on:

•	The administrative burden and expense of making our periodic filings with the SEC;
•
The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•
The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•
The fact that management will have increased flexibility to consider and initiate actions, such as a merger or sale of the Company, which may produce long-term benefits and growth without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act;

•
The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

•
The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction; and

•	We anticipate the expense of a going private transaction will be less than the cumulative future expenses we would incur to comply with continued SEC reporting obligations.

We considered that some of our unit holders may prefer that we continue as an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so.  See “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of governors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unit holders.  Our board of governors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to, and is in the best interests of our unit holders, including both unit holders who will continue to hold our common equity units as Class A Units, as well as those unit holders whose units will be reclassified into Class B or Class C Units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination.  To review the reasons for the reclassification transaction in greater detail, please see “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Q:           What amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement are being proposed by the board of governors?

A:
The board of governors has proposed multiple changes to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

The board is also proposing the following changes to the Amended and Restated Member Control Agreement in the Second Amended and Restated Member Control Agreement:
•            Addition of Section 1.26 to include a definition of “Membership Registry;”
•
Moving Sections 1.12 and 1.13 of the Amended and Restated Operating Agreement, related to member action with or without a meeting, into the Second Amended and Restated Member Control Agreement, as Sections 10.2 and 10.3 of the Second Amended and Restated Member Control Agreement, so as to allow modification of the member action provisions of the North Dakota Limited Liability Company Act; and

•
Moving Sections 2.9 and 2.12 of the Amended and Restated Operating Agreement, related to governor action with or without a meeting, into the Second Amended and Restated Member Control Agreement, as Sections 11.2 and 11.3 of the Second Amended and Restated Member Control Agreement, so as to allow modification of the governor action provisions of the North Dakota Limited Liability Company Act.

The board is also proposing the following changes to the Amended and Restated Operating Agreement in the Second Amended and Restated Operating Agreement:

•
Revision of Section 1.15 related to the deadline for member proposals (other than governor nominations) from 60 to 90 days before an annual meeting to not less than 120 days prior to the one year anniversary of the date the preceding year’s annual meeting materials were released to the members; and

•	Removal of Section 1.12, 1.12, 2.9 and 2.12, which were moved to the Second Amended and Restated Member Control Agreement as described above.

The Second Amended and Restated Member Control Agreement and the Second Amended and Restated Operating Agreement also contain non-material changes to make definitions and capitalization consistent between the two documents.  To review the proposed changes to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement in greater detail, please see “Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __ and “Appendix B: Proposed Second Amended and Restated Operating Agreement and Appendix D: Proposed Second Amended and Restated Member Control Agreement.”

Q:          What is the recommendation of our board of governors regarding the reclassification proposals?

A:
The board of governors has determined that the reclassification transaction is advisable and in the best interests of our members.  Our board of governors has unanimously approved the reclassification transaction and recommends that you vote “FOR” approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, “FOR” approval of the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement and “FOR” approval of the reclassification of our units into Class A, Class B and Class C at the combined special and annual meeting.  See “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Q:          What will I receive in the reclassification transaction?

A:
If you own, in record name, 50,000 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A Units.  If you own, in record name, no more than 49,999 but no less than 10,001 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B Units.  If you own, in record name, 10,000 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C Units.

In the event the proposals to amend our current Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C Units:

•	You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C Units;
•	You may hold units even less liquid than the units you currently hold because there is no existing market for our Class A, Class B or Class C Units;
•	Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;

•	All of our unit holders will receive a security with very limited transferability rights; and
•	All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

For additional information, see “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __ and “Effects of the Reclassification Transaction on RTE; Plans or Proposals after the Reclassification Transaction” beginning on page __.

Q:         What are the terms of the Class A, Class B and Class C Units?

A:          The following table sets forth the principal differences between our three classes of units:

	Current Common Equity Unit Holders	Class A	Class B	Class C
Voting Rights
Entitled to vote on all matters for which unit holder approval is required under our  Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement or North Dakota law.  Entitled to cumulatively vote for election of governors.

Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)  Entitled to cumulatively vote for election of governors.

Entitled to vote on the election of our governors, voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)  Entitled to cumulatively vote for election of governors.

Only entitled to vote on voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law.  (Section 1.8 of Operating Agreement)

Transfer Rights	Transfer will only be allowed pursuant to the restrictions set forth in our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and tax and securities laws.
Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record and in order to allow transfers that will result in 300 or more Class A unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer. Our board of governors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record and in order to allow transfers that will result in 500 or more Class B unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws. Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record and in order to allow transfers that will result in 500 or more Class C unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Minimum/Maximum Ownership Requirements	Holders of common equity units are not subject to minimum ownership requirements or limitations.
Holders of Class A Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date.

Holders of Class B Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date.

Holders of Class C Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date.

Amendments to the Operating Agreement and Member Control Agreement
Holders of common equity units may amend the Company’s Amended and Restated Operating Agreement, in addition to the rights of the governors to amend the  Amended and Restated Operating Agreement.

Holders of common equity units may also amend the Company’s Amended and Restated Member Control Agreement.

Holders of Class A Units may amend the Company’s Second Amended and Restated Operating Agreement, in addition to the rights of the governors to amend the Second Amended and Restated Operating Agreement (Section 6.6 of the Operating Agreement).  Holders of Class A Units may also amend the Company’s Second Amended and Restated Member Control Agreement (Section 2.5 of the Member Control Agreement).

Holders of Class B Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class B members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Holders of Class C Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class C members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Sharing of Profits and Losses	Holders of common equity units are entitled to share in the profits and losses of the Company on a pro rata basis.	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).

Distributions	Holders of common equity units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors.	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).

Dissolution	Holders of common equity units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution.	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).

Information Rights	Holders of common equity units re entitled to receive financial reports and to access and copy certain information concerning the Company’s business.
Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

For a complete description of the terms of the Class A, Class B or Class C Units, please refer to “Rights and Obligations of Class A Units Under the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __, “Rights and Obligations of Class B Units Under the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __, and “Rights and Obligations of Class C Units Under the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __.

Q:	Why are 50,000 units and 10,001 units the “cutoff” numbers for determining which unit holders will receive Class A, Class B or Class C Units?

A:
The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C Units, which will allow us to deregister as an SEC reporting company.  Our board selected 50,000 units and 10,001 units as the “cutoff” numbers in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C Units.  See “Overview of the Reclassification Transaction” beginning on page __ and “Purpose and Structure of the Reclassification Transaction” beginning on page __.

Q:	When is the reclassification transaction expected to be completed?

A:
If the proposed reclassification transaction is approved at the combined special and annual meeting, we expect to complete such reclassification transaction as soon as practicable following the combined special  and annual meeting.

Q:           What if the proposed reclassification transaction is not completed?

A:
It is possible that the proposed reclassification transaction will not be completed.  The proposed reclassification transaction will not be completed if less than 66.67% of the total outstanding voting units are voted in favor of the reclassification transaction.  If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

Q:	What will happen if, through negotiated trades, RTE gains additional unit holders requiring SEC registration?

A:
We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC because our units are registered under Section 12 of the Exchange Act.  Such registration is required under Section 12 because we have more than 500 unit holders of record.  If the unit holders approve the proposals to adopt the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended.  Therefore, if the number of our unit holders of our Class A common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d).  This would require us to file periodic reports going forward and an annual report for the preceding fiscal year.  If the unit holders of record for our Class B or Class C Units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports.  See “Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report” beginning on page __.

Q:	If the reclassification transaction is approved, will we continue to have annual financial statements audited and will unit holders continue to receive information on our Company?

A:
Even if we terminate our registration with the SEC, we will continue to make available to our unit holders an annual report containing audited financial statements in accordance with Section 10-32-52 of the North Dakota Limited Liability Company Act.  In addition, we will continue to make available to our members quarterly reports containing unaudited financial statements.  Members, however, will not be receive the same level of disclosure as before the reclassification, because the financial information will not be subject to the disclosure requirements and obligations that the federal securities laws require of public companies.

Q:	Will I have appraisal rights in connection with the reclassification transaction?

A:
Under North Dakota law, our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, you do not have appraisal or dissenter’s rights in connection with the reclassification transaction. Other rights or actions besides appraisal and dissenter’s rights may exist under North Dakota law or federal securities laws for unit holders who can demonstrate that they have been damaged by the reclassification transaction.  See “Appraisal and Dissenters’ Rights” beginning on page __.

Q:	What are the tax consequences of the reclassification transaction?

A:	We believe the reclassification, if approved and completed, will have the following federal income tax consequences:

•	The reclassification transaction should result in no material federal income tax consequences to us;
•	Those unit holders continuing to hold our common equity units as Class A Units will not recognize any gain or loss in connection with the reclassification;
•
Those unit holders receiving Class B or Class C Units will not recognize any gain or loss in the reclassification, and their adjusted tax basis in their Class B or Class C Units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C Units will include the holding period during which their original common equity units were held.

•
The reclassification will have no effect on your ability to use otherwise suspended passive activity losses or net operating loss carry forwards.  For further discussion of the tax consequences of the reclassification transaction, see “Material Federal Income Tax Consequences of the Reclassification Transaction” beginning on page __.

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

Q:           Should I send in my unit certificates now?

A:
No.  If the reclassification transaction is approved at the combined special and annual meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C Units after the reclassification transaction is completed.

Q:	Do our governors and officers have different interests in the reclassification transaction?

A:
You should be aware that our governors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that several of our governors will own more than 50,000 units at the effective time of the reclassification transaction, and, therefore, will be Class A unit holders if the reclassification transaction is approved.  Additionally, some of our governors beneficially own units at the record holder level in increments of less than 50,000 units (in addition to their holdings of 50,000 or more units owned in another record name), and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.  Specifically, all of our governors will be Class A unit holders, except Sid Mauch, who will be a Class C unit holder and Ron Aberle, who will be a Class A unit holder individually but will be a Class B unit holder as related to the units he beneficially owns in the name of is IRA.

Because there will be fewer Class A Units following the reclassification transaction, and because the Class B and Class C Units will have limited voting rights, the governors who will be Class A Unit holders will own a larger relative percentage of the voting interest in the Company.  As of the record date, our governors and executive officers collectively beneficially held and had voting power 5,989,161 units, or 14.90% of our units.  Based upon our estimates, taking into account the effect of the reclassification transaction, the governors will beneficially hold and have voting power over 20.59% of our Class A Units following the reclassification transaction.  This represents a potential conflict of interest because our governors approved the proposed amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement, approved the reclassification transaction and are recommending that you approve such proposals.  Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders who will receive Class A Units, our unaffiliated unit holders who will receive Class B Units, and our unaffiliated unit holders who will receive Class C Units for the reasons discussed in this proxy statement.  See “Interests of Certain Persons in the Reclassification Transaction” beginning on page __.

Q:	How are we financing the reclassification transaction?

A:
We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “Fees and Expenses” beginning on page __ for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.  Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:	What does it mean if I receive more than one proxy for the combined special and annual meeting?

A:
It means that you have multiple holdings reflected in our membership register.  Please sign and return ALL proxy forms to ensure that all your membership units are voted.  If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:	Where can I find more information about RTE?

A:
Information about us is also available at our website at http://redtrailenergyllc.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission.  The contents of our website are not incorporated by reference in this Proxy Statement.

Q:	Who can help answer my questions?

A:
If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Kent Anderson, CFO, of RTE at (701) 974-3308.

Q:	What is the voting requirement for approval of the reclassification transaction?

A:
The presence, in person or by proxy, of a majority of our membership units is necessary to constitute a quorum at the combined special and annual meeting.  Currently 20,096,987 membership units must be present, in person or by proxy, to constitute a quorum at the combined special and annual meeting. Approval of the reclassification transaction and the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement requires the affirmative vote of at least 66.67% of the total outstanding voting units, or at a minimum 26,809,380 of the total outstanding units.  You may vote your units in person by attending the combined special and annual meeting, or by mailing us your completed proxy card if you are unable, or do not wish, to attend.  The proxy card must be returned to the Company no later than ____ _.m. on , 20____ for your vote to be valid if you do not plan to attend the meeting in person.

Q:	How can I revoke my proxy?

A:
You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person.  See “Voting and Revocation of Proxies” beginning on page __.

Q:           What is the effect of an abstention?

A:
Because approval of the reclassification requires approval of 66.67% of the total voting units outstanding, abstentions will count for purposes of establishing a quorum at the combined special and annual meeting and will have the effect of a vote “AGAINST” the reclassification transaction.  Therefore, if 33.33% or more of the voting units vote against or abstain from voting, the reclassification will not be approved.  See “Quorum; Vote Required for Approval” beginning on page __.

Q:	Who will count the votes?

A:
All votes will be tabulated by Kent Anderson, the Company’s Chief Financial Officer, and also by the inspector of election appointed for the combined special and annual meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by RTE.  The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See “Solicitation of Proxies; Expenses of Solicitation” beginning on page __.

QUESTIONS RELATED TO GOVERNOR ELECTIONS

Q:	What is the voting requirement to elect the governors?

A.
Governors are elected by a plurality of the votes cast.  This means that the individuals nominated for election to each group who receive the most votes will be elected.  The candidates receiving the highest number of votes for each group, up to the number of governors to be elected for that group, shall be elected.

Q.	How did you select who to nominate for governors?

A.
The Nominating Committee of our Board of Governors undertook a detailed review of all prospective nominees that either submitted their own names for consideration, had their names submitted by another member for consideration for election to our Board of Governors, or who the Nominating Committee contacted directly as of the advance notice deadline for member proposals.  The Board received timely notice from Lynn Bergman that he wished to be considered for nomination to the Board of Governors.  The three Group III incumbent governors, Sid Mauch, Tim Meuchel and Frank Kirschenheiter, also asked that they be considered for nomination to their existing seats.

Following receipt of Mr. Bergman’s notice, the Board sent Mr. Bergman a questionnaire and request for additional information related to Mr. Bergman’s knowledge about the Company, the ethanol industry, financial statements, corn and ethanol markets and general business.  The Company received a completed questionnaire from Mr. Bergman, and also conducted interviews with all four potential nominees.

Based on this evaluation of the nominees, the Nominating Committee recommended that Sid Mauch, Tim Meuchel and Lynn Bergman, be nominated for election as Group III governors, to serve until the 2013 Annual Meeting or until their successors are duly elected and qualified.  The Board recommends that members vote their units in favor of the election of Sid Mauch, Tim Meuchel and Lynn Bergman.

Q.	How many votes can I cast when electing governors?

A.
In accordance with the cumulative voting rights set forth in the Company’s Articles of Organization and in Section 10-32-76 of the North Dakota Limited Liability Company Act, to which the Company is subject, you are entitled to give a nominee as many votes as is equal to the number of Units you own multiplied by the number of governors to be elected, or you may distribute your votes among the nominees as you see fit.  For example, if you own 100 Units as of the Record Date, and if three governors are to be elected in a group at the Annual Meeting, you have 300 votes that you can allocate among the nominees in that group in any manner you  choose.  You are not required to cumulate your votes and may split your votes equally among candidates.  If three governors are to be elected in a group at the Annual Meeting, the three nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected to the Company’s Board.  In order to exercise cumulative voting rights, one member must give written notice of his or her intent to cumulate voting power to any officer of the Company before or the meeting or give written notice to the Chairman at the meeting and prior to the election of directors.  Then such cumulative voting option will be announced at the meeting and all members will have the option to cumulatively vote their units for the nominees.

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT

We are currently governed by our Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix A.  In connection with the reclassification transaction, we are proposing that our members approve amendments to our Amended and Restated Operating Agreement contained in a proposed Second Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.

The board of governors has proposed multiple changes to our Amended and Restated Operating Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

The board is also proposing the following changes to the Amended and Restated Operating Agreement in the Second Amended and Restated Operating Agreement for administrative reasons and to provide clarity under the North Dakota Limited Liability Company Act:

•
Revision of Section 1.15 related to the deadline for member proposals (other than governor nominations) from 60 to 90 days before an annual meeting to not less than 120 days prior to the one year anniversary of the date the preceding year’s annual meeting materials were released to the members; and

•	Removal of Section 1.12, 1.12, 2.9 and 2.12, which were moved to the Second Amended and Restated Member Control Agreement as described above.

The Second Amended and Restated Member Operating Agreement also contains non-material changes to make definitions and capitalization consistent between the two documents.

The Reclassification

Amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 50,000 units or more into Class A Units, unit holders who are the record holders of at least 10,001 but no more than 49,999 units into Class B Units, and unit holders who are the record holders of 10,000 or fewer units into Class C Units.  In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C Unit for each unit held by such unit holders immediately prior to the effective time of the reclassification.  Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement by our members.  For a description of the terms of the Class A, B, and C Units, see “Description of Units” beginning on page __.

Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement

In addition to and conjunction with the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of governors has proposed the following amendments to our Amended and Restated Operating Agreement:

•
the modifications in Sections 1.2, 1.3 and 1.4 of the Amended and Restated Operating Agreement to reflect that only Class A Members (as opposed to any member), owning 5% or more of the Class A Governance Rights for a regular member meeting or owning 10% or more of the Class A Governance Rights for a special meeting,  can call a member meeting and the procedure for scheduling the same;

•	the modifications in Section 1.8 of the Amended and Restated Operating Agreement to reflect the distinct voting rights of Class A, Class B and Class C Members;

•
the removal of Sections 1.12 and 1.13 related to member action with or without a meeting to move it to the proposed Second Amended and Restated Member Control Agreement to allow modification of the member action provisions of the North Dakota Limited Liability Company Act;

•	the modification of Section 1.14 to provide that only Class A or Class B Members may make nominations for governor elections;
•
the modification Section 1.15 related to the deadline for member proposals (other than governor nominations) from 60 to 90 days before an annual meeting to not less than 120 days prior to the one year anniversary of the date the preceding year’s annual meeting materials were released to the members;

•	the removal of provisions in Section 2.1 related to the initial board of governors prior to the first annual meeting of the members, because that term has expired;
•
the addition of Section 2.3 and modification of proposed Section 2.4 (former Section 2.3) to include provisions that provide the circumstances in which the Class A and Class B members or the governors can remove a governor;

•	the modification of former Section 2.5 to allow governor meetings to be held by web conference in addition to the previously allowed telephone conference;
•
the removal of Sections 2.9 and 2.12 of the Amended and Restated Operating Agreement, related to governor action with or without a meeting, into the Second Amended and Restated Member Control Agreement, so as to allow modification of the governor action provisions of the North Dakota Limited Liability Company Act;

•	the removal of former Section 2.10 related to participation by electronic communications because those provisions are already covered in former Section 2.5;
•
the revision of proposed Sections 3.2 and 3.3 to clarify that the office of President includes the title of Chief Executive Officer and that the office of Treasurer includes the title of Chief Financial Officer;

•	the addition to proposed Section 3.5 to provide a cross reference to the North Dakota Limited Liability Company Act definition of Required Records;
•	the addition to Section 6.5 to cross reference to defined terms in the Member Control Agreement;
•	the revision of Section 6.6 to provide that Class A Members owning 5% or more of the Class A Governance Rights may propose an amendment to the Operating Agreement for Class A Member action;
•
and other non-material changes throughout the proposed Second Amended and Restated Operating Agreement to provide for consistent terminology and capitalization in the proposed Second Amended and Restated Operating Agreement and the proposed Second Amended and Restated Member Control Agreement.

THE SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

We are currently governed by our Amended and Restated Member Control Agreement, which is attached to this proxy statement as Appendix C.  In connection with the reclassification transaction, we are proposing that our members approve amendments to our Amended and Restated Member Control Agreement contained in a proposed Second Amended and Restated Member Control Agreement, which is attached to this proxy statement as Appendix D.

The board of governors has proposed multiple changes to our Amended and Restated Member Control Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

The board is also proposing the following changes to the Amended and Restated Member Control Agreement in the Second Amended and Restated Member Control Agreement for administrative reasons and to provide clarity under the North Dakota Limited Liability Company Act:

•	Addition of Section 1.26 to include a definition of “Membership Registry;”
•
Moving Sections 1.12 and 1.13 of the Amended and Restated Operating Agreement, related to member action with or without a meeting, into the Second Amended and Restated Member Control Agreement, as Sections 10.2 and 10.3 of the Second Amended and Restated Member Control Agreement, so as to allow modification of the member action provisions of the North Dakota Limited Liability Company Act; and

•
Moving Sections 2.9 and 2.12 of the Amended and Restated Operating Agreement, related to governor action with or without a meeting, into the Second Amended and Restated Member Control Agreement, as Sections 11.2 and 11.3 of the Second Amended and Restated Member Control Agreement, so as to allow modification of the governor action provisions of the North Dakota Limited Liability Company Act.

The Second Amended and Restated Member Control Agreement also contain non-material changes to make definitions and capitalization consistent between the two documents.

In addition to and conjunction with the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of governors has proposed the following amendments to our Amended and Restated Member Control Agreement:

•	the revision of Section 1.1 to provide that definitions in the Operating Agreement apply to the Member Control Agreement as well;
•
the addition of proposed Sections 1.6 through 1.14 to include definitions of Class A Member, Class A Unit, Class A Unit Holder, Class B Member, Class B Unit, Class B Unit Holder, Class C Member, Class C Unit and Class C Unit Holder;

•
the addition of proposed Section 1.15 to provide the definition of Classification, which is the reclassification transaction described herein so that the Company will have fewer than 300 Class A Members, fewer than 500 Members in any other class, resulting in  a suspension of the Company’s reporting obligations with the SEC;

•	the addition of proposed Section 1.16 to provide the definition of Classification Date, which is anticipated to occur on __________, 2010;
•
addition to Section 1.21 to add to the definition of Governance Rights that it includes the voting rights of a Member, which is one (1) vote per Unit owned on items in which that Member is entitled to vote;

•	the addition of proposed Section 1.26 to include a definition of the Member Registry of the Company;
•	the addition of proposed Section 1.30 to include a cross-reference definition of Required Records from Section 10-32-02(55) of the North Dakota Limited Liability Company Act;
•	the addition of proposed Section 1.32 to include a definition of Unit Holder, which is the holder of one or more Units;
•
the revision of Section 2.5 to provide that only Class A Members have the right to vote on amendments to the Member Control Agreement, with the caveat that amendments that would modify the limited liability of a Member, or alter the Financial Rights of a Member, shall be consented to by 75% of the Unit Holders adversely affected by such amendment;

•
the revision of Section 4.1 describes the reclassification thresholds for the proposed three classes of Units – each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of 50,000 or more Units shall be classified as a Class A Unit, each Unit outstanding immediately prior to the Classification Date owned by a Member who is a holder of record of at least 10,001 but no more than 49,999 Units shall be classified as a Class B Unit, each Unit outstanding immediately prior to the Classification Dated owned by a Member who is a holder of 10,000 or less Units shall be classified as a Class C Unit;

•
the addition of proposed Section 4.2 that except as specifically provided for in the Member Control Agreement, the Members shall not have any right or power to take part in the management of the Company;

•
the revision of Section 8.1 to provide that if the issuance of any Units would result in the Company being subjected to reporting obligations as a public company, than such issuance must first be approved by the holders of a majority of Class A Governance Rights;

•
the addition of Sections 10.2 and 10.3 related to Member action, with or without a meeting, which were moved from the Operating Agreement, so as to allow modification of the statutory provisions related to the same in the North Dakota Limited Liability Company Act;

•
the addition of Sections 11.2 and 11.3 related to Governor action, with or without a meeting, which were moved from the Operating Agreement, so as to allow modification of the statutory provisions related to the same in the North Dakota Limited Liability Company Act;

•	the revision of Section 12.1 to clarify that officer shall have the same meaning as Manager in the North Dakota Limited Liability Company Act; and
•
revision of Section 14.1 to provide that the board of governors must consent to any transfer of Units that would result in the 300 or more Class A Unit Holders or 500 or more Unit Holders of any other class of Units.

DESCRIPTION OF UNITS

General

                   As of the record date, 40,193,973 of our common equity units were issued and outstanding and were held of record by approximately 917 unit holders.  If the reclassification transaction is approved, we estimate there will be approximately 29,016,098 Class A Units, 7,630,765 Class B Units and 3,547,110 Class C Units after the reclassification transaction. The exact number of Class A, B and C Units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C Units. All units when fully paid are nonassessable and are not subject to redemption or conversion.  Generally, the rights and obligations of our members are governed by the North Dakota Limited Liability Company Act, our Amended and Restated Operating Agreement, a copy of which is attached as Appendix A to this proxy statement and our Amended and Restated Member Control Agreement, a copy of which is attached as Appendix B to this proxy statement.

Our units represent an ownership interest in the Company.  Upon purchasing units, our unit holders enter into our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement and become members of our limited liability company.  Each member has the right to:

•	a share of our profits and losses;
•	receive distributions of our assets when declared by our governors;
•	participate in the distribution of our assets if we dissolve; and
•	access and copy certain information concerning our business.

 The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement.

Rights and Obligations of Our Existing Units Under the Current Amended and Restated Operating Agreement and the Current Amended and Restated Member Control Agreement

Transfer of Units

The transfer of our existing units is restricted.  A person may freely transfer or assign all or any portion of his or her Membership Interest under the following circumstances (designed to make sure we do not become a publically traded partnership for tax purposes):

•	by sale, gift or devise to a spouse or child of such person;
•	following the death, withdrawal, bankruptcy, divorce, separation, dissolution or termination of such person;
•
by a person and any related persons in one ore more transactions during any 30 calendar day period of Membership Interests representing in aggregate less than 2% of the total outstanding Membership Interests in the Company;

•	by a person and any other persons, acting together, of Membership Interests representing in the aggregate less than 2% of the total outstanding Membership Interests in the Company; and
•	by transfer effected through a qualified matching service.

Prior to allowing any transfers under the above circumstances, the following conditions must be meet the approval of the board of governors:

•
an opinion of counsel that such transfer may be lawfully made without registration or qualification under applicable state and federal securities laws, or that such transfer has been properly registered, and the transfer will not cause the Company to be treated as a publicly traded partnership;

•	such documents and instruments of conveyance necessary or appropriate to effect such transfer;
•	surrender of the transferor’s Unit certificate;
•	the transferee’s taxpayer identification number and sufficient information to determine the transferees initial tax basis in the interest transferred; and
•	other conditions on the transfer adopted by the board of governors from time to time as it deems appropriate, in its sole discretion.

The transferor or assignor of all or any such portion of such Membership Interest shall continue to be a Member of the Company to the extent such transferor or assignor retains a Membership Interest having Governance Rights, but shall cease to be the owner of the Governance Rights and/or Financial Rights transferred or assigned.  The transferee or assignee of the Governance Rights and Financial Rights, or only Governance Rights, may be admitted as a Member.

Termination of Membership; Separable Governance Rights and Financial Rights

Although we are managed by our governors, members have the right to vote on certain transactions, such as amending our Amended and Restated Member Control Agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her Governance Rights, although in certain circumstances may retain his or her Financial Rights.

As provided in the North Dakota Limited Liability Company Act, our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, a member’s membership interest in our limited liability company may be terminated by the following:

•	The member's death;
•	The member's retirement;
•	The member's resignation;
•	The redemption of the member's complete membership interest;
•	An assignment of the member's governance rights which leaves the assignor with no Governance Rights;
•	A buyout of a member's membership interest which leaves that Member with no Governance Rights;
•	The member's expulsion;
•	The member's bankruptcy;
•	The dissolution of a member that is an organization; or
•	The occurrence of any other event terminating the continued membership of a member in the limited liability company.

Restrictive Legend

We may place the following legend, which may be amended by the governors in their sole discretion, upon any counterpart of our Amended and Restated Operating Agreement, our Amended and Restated Member Control Agreement, the articles of organization, or any other document or instrument evidencing ownership of units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT, MEMBER CONTROL AGREEMENT AND AGREED TO BY EACH MEMBER.

Distribution of Operating Income

Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our governors in their sole discretion.  Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding.  No distributions may be made in violation of North Dakota law.

Rights and Obligations of Class A Units Under the Second Amended and Restated Operating Agreement

Generally, as set out in the proposed Second Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A Units will be similar to the terms and conditions of our common equity units prior to a reclassification.  The following are material similarities and differences between the existing units and the Class A Units:

Voting Rights

As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or North Dakota law.

Transferability

Our Class A Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class A Units may not be transferred without the approval of our board of governors, and the board of governors may disallow a transfer of Class A Units if:

•	the transfer would result in the number of Class A unit holders equaling 300 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or
•	the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class A Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class A Units following the reclassification.  Units retain their classification permanently after the reclassification transaction.  For example, if units are deemed Class A Units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 50,000 or more Class A Units in the future.
Restrictive Legend

Certificates representing the Class A Units will bear the same restrictive legend as our certificates currently representing our units.

Rights and Obligations of Class B Units Under the Second Amended and Restated Operating Agreement

The following are material similarities and differences between the existing units and the Class B Units:

Voting Rights

Unlike our existing units or Class A Units, Class B members will be entitled to vote only on the election or removal of governors and dissolution of the Company.  Class B members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

Transferability

Our Class B Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class B Units may not be transferred without the approval of our board of governors, and the board of governors may disallow a transfer of Class B Units if:

•	the transfer would result in the number of Class B unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or
•	the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class B Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class B Units following the reclassification.  Units retain their classification permanently after the reclassification transaction.  For example, if units are deemed Class B Units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 10,000 units in the future.

Restrictive Legend

Certificates representing the Class B Units will bear the same restrictive legend as our certificates currently representing our units.

Rights and Obligations of Class C Units Under the Second Amended and Restated Operating Agreement

The following are material similarities and differences between the existing units and the Class C Units:

Voting Rights

Unlike our existing units or Class A or B Units, Class C members will be entitled to vote only on the dissolution of the Company.  Class C members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

Transferability

Our Class C Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class C Units may not be transferred without the approval of our board of governors, and the board of governors may disallow a transfer of Class C Units if:

•	the transfer would result in the number of Class C unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or
•	the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class C Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Restrictive Legend

Certificates representing the Class C Units will bear the same restrictive legend as our certificates currently representing our units.

Comparison of Features of Class A, B and C Units

The following table sets forth a comparison of the proposed features of the Class A, B and C Units.  Section references are to sections in the proposed Second Amended and Restated Operating Agreement.

	Current Common Equity Unit Holders	Class A	Class B	Class C
Voting Rights
Entitled to vote on all matters for which unit holder approval is required under our  Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement or North Dakota law.  Entitled to cumulatively vote for election of governors.

Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)

Entitled to cumulatively vote for election of governors.

Entitled to vote on the election of our governors, voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)

Entitled to cumulatively vote for election of governors.

Only entitled to vote on voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law.  (Section 1.8 of Operating Agreement)

Transfer Rights	Transfer will only be allowed pursuant to the restrictions set forth in our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and tax and securities laws.
Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record and in order to allow transfers that will result in 300 or more Class A unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer. Our board of governors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record and in order to allow transfers that will result in 500 or more Class B unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws. Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record and in order to allow transfers that will result in 500 or more Class C unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Minimum/Maximum Ownership Requirements	Holders of common equity units are not subject to minimum ownership requirements or limitations.
Holders of Class A Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date.

Holders of Class B Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date.

Holders of Class C Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date.

Amendments to the Operating Agreement and Member Control Agreement
Holders of common equity units may amend the Company’s Amended and Restated Operating Agreement, in addition to the rights of the governors to amend the  Amended and Restated Operating Agreement.

Holders of common equity units may also amend the Company’s Amended and Restated Member Control Agreement.

Holders of Class A Units may amend the Company’s Second Amended and Restated Operating Agreement, in addition to the rights of the governors to amend the Second Amended and Restated Operating Agreement (Section 6.6 of the Operating Agreement).  Holders of Class A Units may also amend the Company’s Second Amended and Restated Member Control Agreement (Section 2.5 of the Member Control Agreement).

Holders of Class B Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class B members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Holders of Class C Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class C members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Sharing of Profits and Losses	Holders of common equity units are entitled to share in the profits and losses of the Company on a pro rata basis.	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).

Distributions	Holders of common equity units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors.	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).

Dissolution	Holders of common equity units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution.	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).

Information Rights	Holders of common equity units re entitled to receive financial reports and to access and copy certain information concerning the Company’s business.
Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

PROPOSAL #3

ELECTION OF THREE MEMBERS OF THE BOARD OF GOVERNORS

Red Trail Energy has seven (7) governors.  Each governor is elected to a three year term.  The terms of the governors are staggered, so that the terms of two governors expire in one year (Group I), two expire the next year (Group II), and three expire the following year (Group III).  The staggering of the terms of the governors commenced at the Annual Meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term, two governors were elected to an initial two year term, and three governors were elected to an initial three year term.  The governors’ seats, as voted on at the 2007 Annual Meeting, were assigned to a class as follows:

Group I:   Jody Hoff and Ronald Aberle
Group II:  Mike Appert and William Price
Group III: Tim Meuchel, Frank Kirschenheiter and Roger Berglund (now filled by Sid Mauch)

The initial one year term of the governors in Group I expired at our 2008 Annual Meeting and the Group I governor seats were filled via the election of Mr. Hoff and Mr. Aberle at the 2008 Annual Meeting for an additional three-year term.  The initial two year term of the governors in Group II expired at the 2009 Annual Meeting and Group II governor seats were filled via the election of Mr. Appert and Mr. Price.  The initial three year term of governors in Group III expires at the 2010 Annual Meeting.  One Group III governor, Roger Berglund, resigned as a governor of the Company effective December 10, 2008.  At a March 31, 2009 Board of Governors meeting, the Board filled Mr. Berglund’s seat by the appointment of Sid Mauch, who has served the remainder of Mr. Berglund’s term.

The Nominating Committee of our Board of Governors is comprised of Willaim Price - Chair, Jody Hoff, Ron Aberle and Mike Appert and is responsible for selecting candidates for governor. The Nominating Committee undertook a detailed review of all prospective nominees that submitted their own names for consideration, had their names submitted by another person for consideration for election to our Board of Governors or whom the Nominating Committee contacted directly, as of the advance notice deadline for member proposals.  This year, pursuant to the advance notice deadline set forth in our Operating Agreement, the Company must have received the name of a prospective nominee between _______ and _________ for consideration by the Nominating Committee.

The Nominating Committee of our Board of Governors undertook a detailed review of all prospective nominees that either submitted their own names for consideration, had their names submitted by another member for consideration for election to our Board of Governors, or who the Nominating Committee contacted directly as of the advance notice deadline for member proposals.  The Board received timely notice from Lynn Bergman that he wished to be considered for nomination to the Board of Governors.  The three Group III incumbent governors, Sid Mauch, Tim Meuchel and Frank Kirschenheiter, also asked that they be considered for nomination to their existing seats.

Following receipt of Mr. Bergman’s notice, the Board sent Mr. Bergman a questionnaire and request for additional information related to Mr. Bergman’s knowledge about the Company, the ethanol industry, financial statements, corn and ethanol markets and general business.  The Company received a completed questionnaire from Mr. Bergman, and also conducted interviews with all four potential nominees.

Based on this evaluation of the nominees, the Nominating Committee recommended that Sid Mauch, Tim Meuchel and Lynn Bergman, be nominated for election as Group III governors, to serve until the 2013 Annual Meeting or until their successors are duly elected and qualified.  Frank Kirschenheiter is also listed as a nominee on the ballot, however, Mr. Kirschenheiter is not in the group of nominees recommended by the Nominating Committee or the Board of Governors.  The Board recommends that members vote their units in favor of the election of Sid Mauch, Tim Meuchel and Lynn Bergman.  All nominees have indicated their willingness be named in the proxy statement and serve if elected.

The three candidates who receive a plurality of the affirmative votes for the election of governors (in person or by proxy) will be elected to the position of governor.  If you fail to mark a vote, the proxies solicited by the Board of Governors will be voted in favor of the Board of Governors’ nominees and your Units will be equally distributed among the three nominating committee-recommended nominees.  If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will not be counted as a vote for or against any nominee.

The following table contains certain information with respect to the nominees for election to the Board of Governors at the 2010 Annual Meeting (which includes all nominees, regardless of whether they are the nominees recommended by the Board of Governors and the Nominating Committee):

Name	Age	Year First Became A Governor	Term Expires	If Elected, Term will Expire
Sid Mauch	64	2009	2010	2013
Tim Meuchel	51	2007	2010	2013
Lynn Bergman	63	-	-	2013
Frank Kirschenheiter	60	2007	2010	2013

Biographical Information of Nominees

Tim Meuchel

Mr. Meuchel has been the president of Modern Grain, Inc., a grain elevator located in Hebron, North Dakota, since 1986.  Mr. Meuchel currently serves as a member of the Governance, Acquisition and Risk Management.  He has been a Governor since May 2007.

Sid Mauch

Mr. Mauch has served as a Governor since March 2009, replacing Roger Berglund, who resigned as a Governor of the Company in December 2008.  He serves on our Risk Management committee.

Mr. Mauch has been the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, since 1976.

Lynn Bergman

Mr. Bergman is the president of DuraCement, LLC, a cement production and marketing company located in North Dakota, since 2004.  Mr. Bergman is also a retired civil engineer and land surveyor.  He has served as a director of Citizens for Responsible Government, a North Dakota nonprofit corportation, since 2006.

Frank Kirschenheiter

Mr. Kirschenheiter currently serves as Treasurer of the Board of Governors and is a member of our Audit Committee. He has been a Governor since May 2007.

Mr. Kirschenheiter has served as the chief executive officer of Charmark International, LLC since 2005. He and his wife Earlene are involved with their children in a small cattle operation. Mr. Kirschenheiter has served as the mayor of the City of Richardton for the past 14 years.

VOTE REQUIRED

The Board recommends that you vote to elect Lynn Bergman, Sid Mauch and Tim Meuchel to the board of governors set forth in this Proposal #3. Under applicable North Dakota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the Annual Meeting at which a quorum is present.

ABOUT THE MEMBER MEETING

Date, Time and Place of the Combined Special and Annual Meeting

Our board of governors is asking for your proxy for use at a combined special and annual meeting of the members to be held on ______, _________, 20___, at _:__ _.m., local time, at ________________________________, and at any adjournments or postponements of that meeting.

Proposals to be Considered at the Combined Special and Annual Meeting

Our board of governors has authorized, and unanimously recommends for your approval at the combined special and annual meeting, the following matters:

A.
Adoption of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the proposed amendments to our Amended and Restated Member Control Agreement contained n the proposed Second Amended and Restated Member Control Agreement to provide for the authorization of three separate and distinct classes of units: Class A Units, Class B Units and Class C Units.

B.
Approval of the reclassification of our units to reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

C.	To elect 3 governors to the seats open for election pursuant to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.

These matters will be voted upon separately by our members.  If Proposals A or B are not approved, our board of governors, in its discretion may determine not to implement:

•	the reclassification; or
•	any or all of the proposed amendments that our members otherwise approved.

Our board of governors will have the discretion to determine if and when to effect the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members.  For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board of governors may determine not to effect the reclassification transaction.

We expect that if the members approve and the board elects to effect the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, the reclassification will become effective on ____________.

Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the combined special and annual meeting. The board is not aware of any other business to be conducted at the combined special and annual meeting.

Record Date

You may vote at the combined special and annual meeting if you were the record owner of our member units at the close of business on _____________, which has been set as the record date.  At the close of business on the record date, 40,193,973 units issued and outstanding, held by approximately 917 current unit holders of record.  If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the combined special and annual meeting for each membership unit you held of record at the close of business on the record date.

Quorum; Vote Required for Approval

The presence, in person or by proxy, of a majority of our membership units entitled to vote is necessary to constitute a quorum at the combined special and annual meeting.  Currently 20,096,987 membership units must be present, in person or by proxy, to constitute a quorum at the combined special and annual meeting.

Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction, requires the affirmative vote of 66.67% of the Membership Voting Interests, or at a minimum 26,809,390 of the 40,193,973 outstanding units. Because the executive officers and governors of RTE have the power to vote a total of 5,989,161 units and because we believe that all of the executive officers and governors will vote in favor of the transaction, this means a total of only 20,820,219 units held by members who are not executive officers or governors of the Company may be required to vote in favor of the amendments for them to be approved.  Because the executive officers and governors hold only approximately 14.90% of the voting power of our outstanding units, there is no assurance that the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction, will be approved.

Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the combined special and annual meeting.  Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction.  Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated unit holders, and no separate vote will be conducted.

Under applicable North Dakota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the Annual Meeting at which a quorum is present.

Any proposal to adjourn or postpone the combined special and annual meeting, if necessary, must be approved by the greater of: a) a majority of the voting power of the membership interests present and entitled to vote on that item of business; or b) a majority of the voting power that would constitute a quorum for the transaction of business at a duly held meeting of members. In addition, Section 1.11 of our Amended and Restated Operating Agreement provides that if a member meeting is properly convened a quorum is present, then the members can continue to transact business, including an adjournment or postponement, even if a subsequent withdrawal of members leaves less than a quorum present.

Voting and Revocation of Proxies

You may vote your membership units in person by attending the combined special and annual meeting, or by mailing us your completed proxy if you are unable or do not wish to attend.  The proxy card must be returned to the Company no later than __:00 _.m. on _____________, 20___ for your vote to be valid.  If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” Proposals 1- 4 and a proposal to adjourn or postpone the meeting, if necessary.

You can revoke your proxy at any time before RTE takes a vote at the meeting by:

•
delivering to Kent Anderson, our CFO, at our corporate offices at P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, on or before the business day prior to the combined special and annual meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•	delivering to us at the combined special and annual meeting prior to the taking of the vote on the proposals, a later-dated and signed proxy card or a written revocation;
•	attending the combined special and annual meeting and voting in person; or
•	if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.

A written revocation of the proxy must be in writing stating the proxy is revoked, executed by the member and set forth with information sufficient to determine that the Member authorized such revocation.  Revoking a proxy will not affect a vote once it has been taken.  Attendance at the combined special  and annual meeting will not, in itself, constitute a revocation of a proxy.  If you plan to attend the combined special and annual meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the combined special  and annual meeting.

Our board of governors is not currently aware of any business to be brought before the combined special and annual meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Solicitation of Proxies; Expenses of Solicitation

Solicitation of proxies will be made primarily by mail.  Proxies may also be solicited in person or by telephone, facsimile or other means by our governors, officers and regular employees.  These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.

We are mailing this proxy material to our unit holders on or about _________, 20___.

Authority to Adjourn the Combined Special and Annual Meeting to Solicit Additional Proxies

We are asking our members to grant full authority for the combined special and annual meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve any of the proposals presented in this proxy statement.

2011 Member Proposals

In order to be considered for inclusion in our 2011 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company between ___ and _______ (approximately 60 to 90 days prior to the firs anniversary of the preceding year’s annual meeting), if Proposal 2 is not approved, or ________ (120 days prior to the one year anniversary of the date of mailing of this proxy), if Proposal 2 is approved. The Company suggests that proposals for the 2011 annual meeting of the members be submitted by certified mail-return receipt requested.

2011 Annual Meeting Director Nominations

Our Nominating Committee will consider governor candidates recommended by members.  Members interested in submitting the name of a candidate for consideration as governor should send a letter to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, and specify that the letter should be forwarded to the chairman of the Nominating Committee.  Our Board has not yet adopted a formal policy regarding qualifications of governor candidates.  Currently, in evaluating governor nominees, our nominating committee and Board considers a variety of factors, including the appropriate size of our Board of Governors; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Our Amended and Restated Operating Agreement provides that members must give advance notice to the Company of  any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely a member’s notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of Units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such Units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person’s proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

FINANCIAL INFORMATION

Selected Historical Financial Data

Set forth below is our selected historical unaudited consolidated financial information.  The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010 and from other information and data contained in the Annual Report and Quarterly Report.  The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report.  Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all unit holders.  In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” beginning on page __.

RED TRAIL ENERGY, LLC
CONDENSED BALANCE SHEETS

	30-Jun-10	31-Dec-09	31-Dec-08
	(Unaudited)	(Audited)	(Audited)
ASSETS
Current Assets
Cash and equivalents	$5,456,716	$13,214,091	$4,433,839
Restricted cash - collateral	844,942	750,000	—
Restricted cash - margin account	—	1,467,013	1,498,791
Accounts receivable	2,672,952	2,635,775	2,697,695
Derivative instruments, at fair value	—	129,063	—
Inventory	5,931,783	6,993,031	3,353,592
Prepaid expenses	169,398	195,639	4,398,046
Total current assets	15,075,791	25,384,612	41,767
			16,423,730
Property, Plant and Equipment
Land	351,280	351,280	351,280
Plant and equipment	79,441,785	79,199,850	79,898,657
Land improvements	3,970,500	3,970,500	3,939,294
Buildings	5,312,995	5,312,995	5,312,995
Construction in progress	94,358	—	33,679
	89,170,918	88,834,625	89,535,905

Less accumulated depreciation	20,322,359	17,419,043	11,525,863
Net property, plant and equipment	68,848,559	71,415,582	78,010,042

Other Assets
Debt issuance costs, net of amortization	0	0	567,385
Investment in RPMG	605,000	605,000	605,000
Patronage equity	309,990	192,207	116,296
Deposits	46,133	80,000	80,000
Total other Assets	961,123	877,207	1,368,681
Total Assets	$84,885,473	$97,677,401	$95,802,453

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$8,830,434	$6,500,000	$49,063,201
Accounts payable	6,755,687	7,605,302	5,720,764
Accrued expenses	3,130,600	2,634,534	1,845,101
Derivative instruments, at fair value	90225	806,490	1,051,052
Accrued loss on firm purchase commitments	60,000	—	1,426,800
Interest rate swaps, at fair value	888,343	2,360,686	2,861,530
Total current liabilities	19,755,289	19,907,012	61,968,448

Other Liabilities
Contracts payable	275,000	275,000	275,000

Long-Term Debt	28,768,916	43,620,025	—

Commitments and Contingencies

Members' Equity	36,086,268	33,875,364	33,559,005
Total Liabilities and Members' Equity	$84,885,473	$97,677,401	$95,802,453

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended	Year Ended	Year Ended
	30-Jun-10	31-Dec-09	31-Dec-08
	(Unaudited)	(Audited)	(Audited)
Revenues
Ethanol, net of changes in fair value of derivative instruments	$18,822,186	$77,700,414	$111,086,858
Distillers grains	3,695,872	16,136,247	20,816,656
Total Revenue	22,518,058	93,836,661	131,903,514

Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	20,528,249	80,376,609	121,042,965
(Gain)/Loss on firm purchase commitments	(42,000)	169,000	3,470,110
Lower of cost or market adjustment for inventory on hand	-	1,464,500	771,200
Depreciation	1,452,675	5,840,760	5,740,963
Total Cost of Goods Sold	21,938,924	87,850,869	131,025,238

Gross Margin (Loss)	579,134	5,985,792	878,276

General and Administrative	586,172	2,812,891	2,857,091

Operating Income (Loss)	(7,038)	3,172,901	(1,978,815)

Interest Expense	773,439	3,988,916	6,013,299

Other Income, net	6,890	1,176,675	2,625,542

Net Income (Loss)	$(773,587)	$360,660	$(5,366,572)

Wtd Avg Units Outstanding - Basic and Diluted	40,193,973	40,191,494	40,176,974

Net Income per Unit - Basic and Diluted	$(0.02)	$0.01	$(0.13)

Pro Forma Information

Set forth below is our pro forma information showing the effect of the reclassification transaction on the Company’s balance sheet, the Company’s statement of income, earnings per share and the Company’s book value per share.

RED TRAIL ENERGY, LLC
CONDENSED BALANCE SHEETS

	Actual	Effect of	As Adjusted
	31-Dec-09	Deregistration	31-Dec-09
ASSETS
Current Assets
Cash and equivalents	$13,214,091	$205,000	$13,454,091
Restricted cash - collateral	750,000		750,000
Restricted cash - margin account	1,467,013		1,467,013
Accounts receivable	2,635,775		2,635,775
Derivative instruments, at fair value	129,063		129,063
Inventory	6,993,031		6,993,031
Prepaid expenses	195,639		195,639
Total current assets	25,384,612	205,000	25,624,612

Property, Plant and Equipment
Land	351,280		351,280
Plant and equipment	79,199,850		79,199,850
Land improvements	3,970,500		3,970,500
Buildings	5,312,995		5,312,995
Construction in progress	—		—
	88,834,625		88,834,625

Less accumulated depreciation	17,419,043		17,419,043
Net property, plant and equipment	71,415,582		71,415,582

Other Assets
Debt issuance costs, net of amortization	0		0
Investment in RPMG	605,000		605,000
Patronage equity	192,207		192,207
Deposits	80,000		80,000
Total other Assets	877,207		877,207
Total Assets	$97,677,401	$205,000	$97,917,401

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$6,500,000		6,500,000
Accounts payable	7,605,302		7,605,302
Accrued expenses	2,634,534		2,634,534
Derivative instruments, at fair value	806,490		806,490
Accrued loss on firm purchase commitments	—		—
Interest rate swaps, at fair value	2,360,686		2,360,686
Total current liabilities	19,907,012		19,907,012

Other Liabilities
Contracts payable	275,000		275,000

Long-Term Debt	43,620,025		43,620,025

Commitments and Contingencies

Members' Equity
Class A (40,193,973 Units before and 29,016,098 units after reclassication, respectively)	33,875,364	(9,272,691)	24,627,940
Class B (7,630,765 Units after reclassification	-	6,470,106	6,476,750
Class C (3,547,110 Units after reclassiciation)	-	3,007,585	3,010,674
Total Members' Equity	33,875,364	205,000	34,115,364

Total Liabilities and Members' Equity	$97,677,401	$205,000	$97,917,401

Net Book Value/Unit (Class A)	$0.84	$ (0.32)	$0.85
Net Book Value/Unit (Class B)	$-	$0.85	$0 .85
Net Book Value/Unit (Class C)	$-	$0.85	$0 .85

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF OPERATIONS

	Actual	Effect of	As Adjusted
	31-Dec-09	Deregistration	31-Dec-09
Revenues
Ethanol, net of changes in fair value of derivative instruments	$77,700,414	$-	77,700,414
Distillers grains	16,136,247	-	16,136,247
Total Revenue	93,836,661	-	93,836,661

Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	80,376,609	-	80,376,609
Loss on firm purchase commitments	169,000	-	169,000
Lower of cost or market adjustment for inventory on hand	1,464,500	-	1,464,500
Depreciation	5,840,760	-	5,840,760
Total Cost of Goods Sold	87,850,869	-	87,850,869

Gross Margin (Loss)	5,985,792	-	5,985,792

General and Administrative	2,812,891	(205,000)	2,572,891

Operating Income (Loss)	3,172,901	205,000	3,412,901

Interest Expense	3,988,916	-	3,988,916

Other Income, net	1,176,675	-	1,176,675

Net Income (Loss)	$360,660	205,000	600,660

Wtd Avg Units Outstanding - Basic and Diluted
Class A Units	40,191,494	(11,175,396)	29,016,098
Class B Units	-	7,630,765	7,630,765
Class C Units	-	3,544,631	3,544,631
	40,191,494	-	40,191,494

Net Income per Unit - Basic and Diluted
Class A Units	$0.01	$-	$0.01
Class B Units	#DIV/0!	$0 .01	$0.01
Class C Units	#DIV/0!	$0 .01	$0.01

MARKET PRICE OF RED TRAIL ENERGY, LLC UNITS AND DISTRIBUTION INFORMATION

Comparative Market Price Data

Our units are not traded actively and there is no established public trading market for our securities although we have engaged Alerus to manage our qualified matching service for us, an alternative trading system as defined by the SEC.  The following table sets forth the high, low and average trading prices on a quarterly basis for transactions in our membership units known to us that occurred since our first quarter of 2008.  There may be other transactions of which we are not aware.

Completed Unit Transactions
Fiscal Quarter	Low Per Unit Price		High Per Unit Price		Number of Units Traded
2008 1st Quarter		$1.20		$1.30		330,000
2008 2nd Quarter		$1.10		$1.10		1,000
2008 3rd Quarter		$1.00		$1.00		120,000
2008 4th Quarter	$	―	$	―		―
2009 1st Quarter	$	―	$	―		―
2009 2nd Quarter		$0.30		$0.30		10,000
2009 3rd Quarter		$0.20		$0.20		50,000
2009 4th Quarter	$	―	$	―		―
2010 1st Quarter	$	―	$	―	$	―
2010 2nd Quarter		$0.50		$0.50		$10,000

There were approximately 917 record holders of our 40,193,973 outstanding units on August 26, 2010.

Distributions

We did not make any distributions to our members for the fiscal years ended December 31, 2009 or 2008. Distributions are payable at the discretion of our Board, subject to the provisions of the North Dakota Limited Liability Company Act and our Member Control Agreement. Distributions to our unit holders are also subject to certain loan covenants and restrictions that require us to make additional loan payments based on excess cash flow. We may distribute a portion of the net profits generated from our operations to unit holders. A unit holder’s distribution is determined by dividing the number of units owned by such unit holder by the total number of units outstanding. Our unit holders are entitled to receive distributions of cash or property if and when a distribution is declared by our Board. Subject to the North Dakota Limited Liability Company Act, our Member Control Agreement and the requirements of our creditors, our Board has complete discretion over the timing and amount of distributions, if any, to our unit holders. There can be no assurance as to our ability to declare or pay distributions in the future.

We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C Units differ with respect to the rights of members to receive distributions from the Company.

IDENTITY AND BACKGROUND OF FILING PERSONS
(GOVERNORS AND EXECUTIVE OFFICERS OF THE COMPANY)

During the last five years, the Company has not been convicted in a criminal proceeding and has not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Set below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of our governors and executive officers.    Each person identified below is a United States citizen. Unless otherwise noted, (a) all governors have been employed in the principal occupations noted below for the past five years or more, and (b) the principal business address of each person identified below is P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652.

Mike Appert

Mr. Appert currently serves as the Chairman of the Board of Governors.  He previously served as Secretary.  He is a member of our Acquisition, Governance, Nominating and Risk Management Committees and has been a Governor since our inception.

Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991, as well as operating a Mycogen Seeds Dealership.  He also serves on several boards which include the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as Treasurer and the Hazelton Lions Club.

William Price

Mr. Price has served as a Governor since our inception and is a member of our Acquisition Committee.  He served as Vice President from inception of the Company until May 2007, and currently serves as Secretary and is the chairman of the Nominating Committee.

Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation.  Since 1997, he has been the managing partner and is currently the president of Missouri River Feeders LLP, a feedlot and diversified farm.  He also serves as a governor of Quality Dairy Growers, LLC, a dairy operation, and is a governor of Sunnyside Feeds, LLC, a custom feed plant.  Mr. Price is also a governor of North Dakota Sow Center LLLP, a 10,000 head ISO wean facility.  Mr. Price is a member of multiple associations, including the North Dakota Stockmen’s Association, the National Cattlemen’s Beef Association, and the Great Bend Irrigation District, and has served on the Missouri Slope Irrigation Board of Governors and served as Chairman of the North Dakota Feeder Council.

Jody Hoff

Mr. Hoff currently serves as Vice Chairman, has served as a Governor since our inception and serves as the chairman of our Audit Committee and is a member of our Acquisition, Compensation and Nominating Committees.

Mr. Hoff is a Mechanical Engineer, registered with the State of North Dakota.  Since 2002, he has been a partner, vice president, chief engineer and head of operations of Amber Waves, Inc., a manufacturing company.  Prior to starting Amber Waves, Inc., Mr. Hoff spent over five years working for Fagen Engineering where he led a design team working on commercial and industrial projects including ethanol plant design.  Mr. Hoff holds a BS degree in mechanical engineering from North Dakota State University.

Frank Kirschenheiter

Mr. Kirschenheiter currently serves as Treasurer of the Board of Governors and is a member of our Audit Committee.  He has been a Governor since May 2007.

Mr. Kirschenheiter has served as the chief executive officer of Charmark International, LLC since 2005.  He and his wife Earlene are involved with their children in a small cattle operation.  Mr. Kirschenheiter has served as the mayor of the City of Richardton for the past 14 years.

Tim Meuchel

Mr. Meuchel has been the president of Modern Grain, Inc., a grain elevator located in Hebron, North Dakota, since 1986.  Mr. Meuchel currently serves as a member of the Governance, Acquisition and Risk Management.  He has been a Governor since May 2007.

Ronald Aberle

Mr. Aberle has served as a Governor since our inception and is a member of our Nominating Committee and also serves as a member of our Audit, Acquisition, Compensation, Nominating and Risk Management Committees.

Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise.  Mr. Aberle serves as an Advisory Board member of U.S. Bank in Bismarck, North Dakota, and is a Trustee of St. Hildegards Church.

Sid Mauch

Mr. Mauch has served as a Governor since March 2009, replacing Roger Berglund, who resigned as a Governor of the Company in December 2008.  He serves on our Risk Management committee.

Mr. Mauch has been the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, since 1976.

Gerald Bachmeier, Chief Executive Officer

Mr. Bachmeier was appointed Interim Chief Executive Officer effective on June 15, 2009.  Mr. Bachmeier is also the Chief Manager of our management consulting company, Greenway, and is also the Company’s largest shareholder through his affiliation with RTSB, LLC.  Under the terms of the Management Agreement, Greenway was responsible to provide the Company’s Chief Executive Officer and Plant Manager.  Upon Mr. Miller’s resignation, Mr. Bachmeier assumed the duties of Chief Executive Officer pursuant to the terms of the Management Agreement until he was replaced by Mr. Diehl on January 1, 2010.  On July 8, 2010, Mr. Bachmeier was again appointed as our Chief Executive Officer as a part of the Company’s management reorganization plan.

Mr. Bachmeier has been involved in the ethanol industry for the past eighteen years. He has served as a Plant Manager of Morris Ag Energy and Chief Marketing Manager of United Ethanol Sales. He was instrumental in the formation of DENCO, LLC and was the major role player for the acquisition of Morris Ag Energy. He was also instrumental in the design and construction of DENCO, LLC as it stands today. He is currently the Chief Manager of DENCO, LLC and Greenway and has held various board positions with many industry trade groups.

Kent Anderson, Chief Financial Officer

Mr. Anderson has over 13 years of experience in various corporate accounting positions.  Mr. Anderson has most recently served as the CFO and Assistant Treasurer for the Theodore Roosevelt Medora Foundation from August 2006 to April 2010.  Prior to that, Mr. Anderson worked as the Compliance and Control Manager for Dakota Growers Pasta Company, Inc. from January 2005 to August 2006. Mr. Anderson is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota.

Calvin Diehl, Former Chief Executive Officer

Mr. Diehl was appointed Chief Executive Officer of the Company from January 1, 2010 to July 8, 2010 and previously served as the Company’s Grain Merchandiser from December 2008 to December 2009.  As of July 8, 2010, Mr. Diehl resigned from the Company.  Prior to joining the Company, he was the General Manager for James Valley Grain, a grain elevator with shuttle car loading capabilities located in Oakes, North Dakota.  Mr. Diehl was also previously employed as a field representative with Cenex Harvest States from June 1996 to June 2005.  In his capacity as a field representative, Mr. Diehl consulted with various elevators on their financing, insurance and risk management needs.

Mark E. Klimpel, Former Chief Financial Officer

Mr. Klimpel was the Chief Financial Officer for the Company from October 2007 through May 13, 2010.  Prior to joining the Company, he worked for Knife River Corporation in Bismarck, North Dakota beginning in 1998.  At Knife River he held various positions within the corporate accounting department and, most recently, was ERP Implementation Project Manager.  Mr. Klimpel is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota, located in Grand Forks, North Dakota.

Mick Miller, Former Chief Executive Officer

Mr. Miller resigned his position as President and Chief Executive Officer of the Company effective on June 15, 2009, a position to which he was appointed in August 2006.  From June 2005 to August 2006, he was the General Manager for the Company.  Prior to joining the Company, he worked for Diversified Energy Company LLC (DENCO), an ethanol plant in Morris, Minnesota beginning in September 1999.  At DENCO, Mr. Miller was Operations Supervisor from July 2000 through May 2002 and Plant Manager from May 2002 to June 2005.  Mr. Miller also served as the Vice President of Operations for Greenway.  Mr. Miller also represented the Company on the board of directors of RPMG, Inc.  He has served since May 2005 to the present on the Advisory Board for the Process Plant Technology Program at Bismarck State College in Bismarck, North Dakota and has served on the board since October 2006 as the Vice President for the North Dakota Ethanol Producers Association.

To our knowledge, none of our governors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding  (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

CORPORATE GOVERNANCE

Governor Independence

The Company has voluntarily adopted the NASDAQ Marketplace Rules for determining whether a governor is independent and our Board of Governors has determined that three (3) of our current seven (7) governors are “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules.  As a non-listed issuer, we are not required to comply with the NASDAQ Marketplace Rules, but have voluntarily adopted the Rule 4200(a)(15) definition.  Our independent governors under the definition are Jody Hoff, Sid Mauch and Frank Kirschenheiter.  None of our governors are officers.  Mike Appert, Ron Aberle and Tim Meuchel are not considered independent because of their sales of corn to the Company.  William Price is not considered independent because of his ownership in operations that purchase distillers grains from the Company.  Transactions with our governors are based on the same terms and conditions as those that are available to the public.  In evaluating the independence of our governors, we considered the following factors:  (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governor and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Governors generally meets once per month.  The Board of Governors is directly responsible for governance of the Company.  The Board held regular meetings on twelve (12) occasions in fiscal 2009; additionally the Board held six (6) special meetings.  The Board has a standing acquisition committee, audit committee, compensation committee, governance committee, nominating committee, and risk management committee.  Each governor attended 75% or more of the aggregate number of meetings of the Board and of committees of which he was a member.

Member Communication with the Board of Governors

Members seeking to communicate with the Board of Governors should submit their written comments to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652.  The Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board or, if applicable, to the individual governors(s) named in the correspondence.

Governor Attendance at Annual Meeting of Members

The Board of Governors does not have a policy with regard to governors’ attendance at annual meetings, but governors are encouraged to attend each Annual Meeting.  All Board members were present at the 2009 Annual Meeting.

Code of Ethics

The Company has adopted a Code of Business Conduct that applies to all of our employees, officers and governors, and a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer or Controller and other persons performing similar functions.  The Code of Business Conduct and Code of Ethics are available on the Investors section of our website at http://redtrailenergyllc.com/investors.  The Company intends to satisfy the disclosure requirements of Form 8-K involving an amendment to, or a waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Investors section of our website, located at http://redtrailenergyllc.com/investors, or in a current report on Form 8-K.

Audit Committee

The Audit Committee of the board of governors operates under a charter adopted by the board of governors on April 9, 2007.  Under the charter, the Audit Committee must have at least three members.  Our audit committee members are Mr. Hoff, Mr. Kirschenheiter and Mr. Aberle.  The chairperson of the Audit Committee is Mr. Hoff.  Our audit committee currently does not have an individual designated as a financial expert and has communicated this to the Nominating Committee for their consideration as they review potential nominees for the board of governors.  The Audit Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Under NASDAQ rules 4200 and 4350, a majority of our Audit Committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  In addition, our Audit Committee charter requires a majority of our committee members to be independent.  A majority of the members of our Audit Committee is independent as required by our Audit Committee charter.

The Audit Committee held 6 meetings during the fiscal year ended December 31, 2009.  All of our Audit Committee members attended at least 75% of the audit committee meetings.

Audit Committee Report

The Audit Committee delivered the following report to the board of governors of the Company on March 31, 2010. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the board of governors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2009.  The Audit Committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by ASU section 380 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co. P.L.L.P., as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence.  The Audit Committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q, and concluded that the provision of such services is compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of governors that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 and this proxy statement.

Audit Committee
Jody Hoff, Frank Kirschenheiter, Ron Aberle

Nominating Committee

The Nominating Committee of the Board of Governors consists of Bill Price, Ronald Aberle, Mike Appert, and Jody Hoff.  Ronald Aberle and Mike Appert are not independent under the Marketplace Rules of NASDAQ, although as a non-listed issuer we are not required to comply with the Rules.  The nominating committee met one time during the fiscal year ending December 31, 2009, and has also met two times thus far during calendar year 2010.  The Nominating Committee does not currently have a written charter.

Governor Nominations Policy

Our Nominating Committee will consider governor candidates recommended by members.  Members interested in submitting the name of a candidate for consideration as governor should send a letter to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, and specify that the letter should be forwarded to the chairman of the Nominating Committee.  Our Board has not yet adopted a formal policy regarding qualifications of governor candidates because it does not feel a formal policy is necessary given the small pools of candidates it has received thus far.  Currently, in evaluating governor nominees, our nominating committee and Board considers a variety of factors, including the appropriate size of our Board of Governors; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Our Amended and Restated Operating Agreement provides that members must give advance notice to the Company of any business that they propose to bring before an annual meeting or of any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely a member’s notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of Units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such Units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person’s proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

For the 2010 Annual Meeting, Lynn Bergman was the only member who submitted his name for consideration by the advance notice deadline.  In addition, the Nominating Committee evaluated the qualifications and performance of three incumbent governors, whose terms as Group III governors will expire at this Annual Meeting.  Based upon these evaluations, the Nominating Committee recommended Lynn Bergman, Sid Mauch and Tim Meuchel for election as governors at the 2010 Annual Meeting.  The Board accepted the nominating committee’s recommendation on August 24, 2010.

Compensation Committee

The Company's standing compensation committee consists of Jody Hoff and Ron Aberle, however, the Company’s board of governors has the overall responsibility for approving and evaluating the Company's governor and executive compensation plans, policies and programs.  The compensation committee was formed primarily to review an employment agreement and make a recommendation to the board of governors on this matter.  Neither the Company nor the compensation committee has historically engaged compensation consultants to assist in determining or recommending the amount or form of executive or governor compensation, but would consider doing so in those situations where either the Company or the compensation committee felt it was warranted or appropriate.  The compensation committee did not hold any meetings during the fiscal year ended December 31, 2009.

The compensation committee does not operate under a charter.  The compensation committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system or a national securities association or to issuers of such securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our membership units as of August 26, 2010 by each 5% unit holder.  Other than RTSB, LLC, no person or entity is currently known to the Company to be the beneficial owner of more than 5% of our outstanding units.

The table also sets forth the number and approximate percentage of units that the persons and entities named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 29,016,098 units are reclassified as Class A Units and there are no changes in the named entity or person’s ownership between August 26, 2010 and __________, and the reclassification date.

Title of Class	Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class before Reclassification	Percent of Class A After Reclassification
Membership Units	RTSB, LLC 20897 467th Avenue Morris, MN 56267	2,619,500	(1)	6.52%	9.03%

(1)
RTSB, LLC is a limited liability company, whose members have direct beneficial ownership of all of the Units.  Mr. Bachmeier was our interim Chief Executive Officer from June 15, 2009 through December 31, 2009, and was re-appointed effective July 8, 2010 and is a principal owner in RTSB, LLC.

The table below sets forth information regarding the beneficial ownership of our governors and executive officers and by all of our governors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 40,193,973 units are reclassified as Class A, B and C Units and there are no changes in the named entity or person’s ownership between August 26, 2010 and ________, and the reclassification date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class		Percent of Class A After Reclassification	Percent of Class B After Reclassification		Percent of Class C After Reclassification
Mark E. Klimpel, Former CFO	0	(1)	-		-	-		-
William A. Price	400,000	(2)	1.00%		1.38%	-		-
Calvin Diehl, Former CEO	0		-		-	-		-
Tim Meuchel	1,020,000	(3)	2.54		3.52%	-		-
Frank Kirschenheiter	62,500		*		1.24%	-		-
Ron Aberle	372,920	(4)	*		*	*		-
Mike Appert	1,095,000	(5)	2.72		3.78%	-		-
Jody Hoff	418,241	(6)	1.04		1.44%	-		-
Gerald Bachmeier, Current CEO	2,619,500	(7)	6.52		9.03%	-		-
Sid Mauch	1,000		*		-	-		*
Kent Anderson, Current CFO	0		-		-	-		-
Officers/Governors as a Group (11 persons)	5,989,161		14.90	(8)	20.59 (8)	0.17	(8)	0.03	(8)

*	Designates less than one percent ownership.

(1)	Mr. Klimpel was our CFO from October 2007 to May 13, 2010.
(2)	Includes 300,000 Units which Mr. Price owns jointly with his brother and 100,000 Units held jointly with his brother and mother.
(3)	Includes 110,000 Units indirectly held by Mr. Meuchel for the benefit of his son, and 200,000 Units owned by Mr. Meuchel’s spouse of which Mr. Meuchel disclaims beneficial ownership.
(4)
Includes 160,000 Units held jointly with Mr. Aberle’s spouse and 12,920 held beneficially in Mr. Aberle’s IRA account. Additionally, 200,000 Units are held by Aberle Farms of which Mr. Aberle is a partner and of which Mr. Aberle disclaims beneficial ownership.

(5)
Includes 375,000 Units which Mr. Appert owns jointly with his spouse and 100,000 Units held directly by his son of which Mr. Appert disclaims beneficial ownership.  Additionally, 160,000 Units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership and 160,000 Units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.

(6)
Includes 51,000 Units owned jointly with Mr. Hoff’s spouse.  Additionally, 367,241 Units are held by Richardton Investments, LLC, of which Mr. Hoff is a partial owner and of which Mr. Hoff disclaims beneficial ownership.

(7)
Includes 2,619,500 Units owned by RTSB, LLC of which Mr. Bachmeier is a principal owner and of which Mr. Bachmeier disclaims beneficial ownership.  As mentioned above, Mr. Bachmeier served as the Company’s interim Chief Executive Officer from June 15, 2009 through December 31, 2009 and was re-appointed effective July 8, 2010.

(9)	The total includes ownership percentages of certain directors that have less that 1%

The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement.  Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days.  Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

UNIT PURCHASE INFORMATION

Prior Purchases of Membership Units

Since January 1, 2008, we have not repurchased membership units.

Recent Transactions

Except as provided in this paragraph, since April 7, 2010 neither RTE, nor its affiliates, governors, or executive officers, has engaged in any transaction in our membership units.

Effective May 21, 2010, one of our governors, Jody Hoff, transferred without consideration, 24,000 units owned individually to units owned jointly with his spouse.  Effective the same date, Richardton Investments, LLC, transferred without consideration, 17,000 units owned by the entity to Jody Hoff and Marla Hoff as joint tenants.  The effect of these transactions will be that the number of units owned by Jody Hoff individually will decrease to 0, and the number of units owned by Jody and Marla Hoff as joint tenants will increase to 51,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

The Board has adopted a policy requiring all governors, officers and employees, and their immediate family members to notify the Board about any transaction, of any size, with the Company.  Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased distillers grains from the Company.  These purchases and sales were made on terms available to all parties that do business with the Company, and were as follows for the last two fiscal years.

Ron Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $537,616 and $677,760 during the years ended December 31, 2009 and 2008, respectively.

Mike Appert, a governor, and a company owned in part by Mr. Appert, sold corn to the Company in an amount equal to $2,116,091 and $2,183,781 during the years ended December 31, 2009 and 2008, respectively.

Tim Meuchel, a governor, and a company owned in part by Mr. Meuchel, sold corn and provided trucking services to the Company in an amount equal to $1,690,775 and $4,637,594 during the years ended December 31, 2009 and 2008, respectively.

William Price, a governor, and a company owned in part by him, purchased distillers grains from the Company in an amount equal to $12,386 and $381,693 during the years ended December 31, 2009 and 2008, respectively.  Another company owned in part by Mr. Price sold corn to the Company in an amount equal to $299,760, $0 during the years ended December 31, 2009 and 2008, respectively.

Conflicts of Interest

Conflicts of interest may exist and may arise in the future as a result of the relationships between and among our members, officers, governors and their affiliates.  Although our officers and governors have fiduciary duties to us, certain of our governors may also owe fiduciary duties and other obligations to entities with whom we compete or do business with.  Whenever conflicts arise between us and an officer or director or an entity with which that officer or director is affiliated, the board as a whole will seek to resolve the conflict.  A director will not participate when the board considers a transaction where he or she has a conflict of interest.  We do not have a committee of independent governors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest.

Conflicts of interest could arise in the situations described below, among others:

•	We may engage in transactions with affiliates of our governors. Members will have no right to individually enforce the obligations of our governors or their affiliates in our favor.
•
Our governors’ decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director’s expenses, loan covenants, capital improvements, contingencies or a sale, merger or business combination that will effect the amount of cash available for distribution to members.

•
We may reimburse our governors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that governors submit to us.

•	We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.
•	Our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement do not prevent our governors from being involved in activities that compete with us.

Agreements Involving Our Securities

There are no agreements relating to our units other than our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement, which set forth the rights and preferences of the membership units.  A copy of our Amended and Restated Operating Agreement is attached as Appendix B and a copy of our Amended and Restated Member Control Agreement is attached as Appendix D to this proxy statement.

EXECUTIVE OFFICER AND GOVERNOR COMPENSATION

Compensation Discussion and Analysis

The compensation committee has responsibility for establishing, implementing and regularly monitoring adherence to the Company’s compensation philosophy and objectives.  The compensation committee ensures that the total compensation paid to the named Chief Executive Officer and Chief Financial Officer is fair, reasonable and competitive.

The compensation committee receives input from the Chief Executive Officer on his personal performance achievements and that of the employees who report to him.  This individual performance assessment determines a portion of the annual compensation for the Chief Executive Officer.

The compensation committee does its own performance review of the Chief Executive Officer.  The compensation committee annually evaluates the performance of our Chief Executive Officer in light of the Company’s goals and objectives and determines and approves the executive’s compensation level based on this evaluation.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based upon this review and discussion, the board of governors determined that the Compensation Discussion and Analysis should be included in this annual report.

Compensation Committee

Jody Hoff, Ron Aberle, Mike Appert, William Price, Tim Meuchel, Sid Mauch, Frank Kirschenheiter

Governors’ compensation

The following table sets forth all compensation paid or payable by the Company during the 2009 fiscal year to our governors.

Name	Fees Earned or Paid in Cash	Total
Jody Hoff	$1,000	$1,000
Mike Appert	$1,000	$1,000
Ronald Aberle	$900	$900
William Price	$1,000	$1,000
Sid Mauch	$8,400	$8,400
Tim Meuchel	$900	$900
Frank Kirschenheiter	$500	$500

Our Board of Governors adopted a governor compensation policy on July 24, 2007.  However, in December 2008, compensation was suspended on a voluntary basis and subsequently reinstated during January 2010.  Pursuant to the governor compensation policy, we pay governor fees as follows:

•	$500.00 per Board meeting
•	$400.00 per audit committee meeting
•	$100.00 per meeting for all other committee meetings

The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the year ending December 31, 2009, the Company had incurred an aggregate of $13,700 in governor fees and related expenses.

The following table sets forth all compensation paid or payable by us during the last two fiscal years to our President and Chief Executive Officer, who functions as our principal executive officer, and our Chief Financial Officer, who functions as our principal financial and accounting officer (the “Named Executive Officers”).  The Company has no other executive officers that received in excess of $100,000 during the fiscal years ended December 31, 2009 and 2008, respectively.  While the Company does have a standing compensation committee, the main focus of that committee was to review and approve the employment agreement entered into with Mr. Klimpel during 2008.  Prior to January 1, 2010, the Chief Executive Officer was an employee of Greenway Consulting, LLC, our management consulting company and was compensated pursuant to the terms of our Management Agreement with Greenway.  The full board was involved in selecting and determining the compensation for Mr. Diehl who was an employee of the Company until July 8, 2010.

Summary Compensation Table
	Annual Compensation
Name and Principal Position	Year	Salary			Bonus			Stock Award			Total
Calvin Diehl(1)	2009	$	―		$	―		$	―		$	―
Former Chief Executive Officer	2008	$	―		$	―		$	―		$	―

Gerald Bachmeier(2)	2009		$76,154		$	―		$	―			$76,154
Chief Executive Officer	2008	$	―		$	―		$	―		$	―

Mick J. Miller(3)	2009		$65,154		$	―		$	―			$65,154
Former Chief Executive Officer	2008		$135,000		$	―			$15,000	(4)		$150,000

Mark E Klimpel(5)	2009		$119,475	(8)		$25,500	(7)	$	―			$144,975
Former Chief Financial Officer	2008		$116,327			$3,087	(6)	$	―			$119,414

(1)
Mr. Diehl was appointed Chief Executive Officer on January 1, 2010 and served through July 8, 2010.  Mr. Diehl was an employee of Red Trail Energy, LLC where Chief Executive Officers prior to Mr. Diehl were employees of our management company – Greenway Consulting, LLC (“Greenway”).  His salary for 2010 has been set at $116,000.

(2)
Mr. Bachmeier was appointed interim Chief Executive Officer on June 15, 2009 and was compensated pursuant to the Management Agreement with Greenway.  Mr. Bachmeier resigned his position as CEO on December 31, 2009 and was reappointed July 8, 2010.

(3)	Mr. Miller resigned his position as CEO effective June 15, 2009. Mr. Miller was compensated pursuant to our Management Agreement with Greenway.
(4)
On September 8, 2006, Mr. Miller was awarded an equity based, incentive compensation award of up to 150,000 Units, effective as of July 7, 2005, the date he formally began working in the role of General Manager (the “Grant Date”).  The first 15,000 Units vested on July 1, 2008.  All remaining unvested Units were lost upon Mr. Miller’s resignation.

(5)	Mr. Klimpel resigned as our Chief Financial Officer after the completion of our 2009 fiscal year, and was replaced by Kent Anderson on May 14, 2010.
(6)
Bonus reflects payment from the employee bonus program for the first quarter of fiscal 2008.  Mr. Klimpel ceased participation in the employee bonus program upon executing his employment agreement with the Company in August 2008.

(7)	Paid pursuant to the terms of Mr. Klimpel’s employment agreement – see additional information below under “Employment Agreements.” This reflects payment for 2008 and 2009.
(8)	Mr. Klimpel voluntarily took a salary reduction at the beginning of 2009 so the increase in base salary does not equal 6%.

Employment Agreements with Governors or Officers

Mick Miller and Gerald Bachmeier, both of whom served as our former Chief Executive Officer (and with Mr. Bachemier again serving as our CEO), were compensated pursuant to our Management Agreement with Greenway Consulting, LLC (“Greenway”), executed in December 2003 and Amended and Restated during 2009.  The original Management Agreement provided that the Company would reimburse Greenway for the salary and benefit package of the Chief Executive Officer, in addition to  monthly payment to Greenway for management of plant operations.  The Amended and Restated Management Agreement now allows the Company the flexibility to hire its own Chief Executive Officer.

On June 29, 2010, the Company’s board of governors approved a management reorganization plan that became effective on July 8, 2010.  Pursuant to this management reorganization plan Gerald Bachmeier was appointed to the position of Chief Executive Officer for the Company.

In conjunction with the implementation of the Company’s management reorganization plan, the Company and Mr. Bachmeier entered into an employment agreement effective on July 8, 2010.  The term of Mr. Bachmeier’s employment agreement is five and one-half years and is subject to customary termination provisions.  Mr. Bachmeier’s base salary on an annualized basis for the period from July 8, 2010 through December 31, 2010 is $135,000.  The employment agreement also provides for a year-end bonus based on the Company’s net income.

Mark Klimpel, our Chief Financial Officer as of the completion of our 2009 fiscal year, executed a written employment agreement with the Company in August 2008.  The agreement provides that Mr. Klimpel’s base salary shall increase at a rate of six percent per year, and that Mr. Klimpel is eligible for a bonus of 20 percent of base salary per year, which bonus is based 50% on remaining employed with the Company and 50% on a performance determination by the Compensation Committee of the Board in consultation with the President and Chief Executive Officer.  The Agreement also provides that if Mr. Klimpel is terminated by the Company without cause or because of a change-in-control, Mr. Klimpel is entitled to unpaid base salary and benefits up to the date of termination, and six months salary thereafter.

The Company announced that Mr. Klimpel resigned his position as the Company’s Chief Financial Officer effective May 13, 2010.  Pursuant to the terms of Mr. Klimpel’s employment agreement, the Company is required to pay any accrued salary and benefits through the effective date of the resignation. Mr. Kent Anderson was appointed as our Chief Financial Officer, effective on May 14, 2010.

We do not have any employment agreements with any other officer or director.

OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.

Persons Making the Solicitation

The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us.  In addition to the use of mail, our officers and governors may solicit proxies by telephone or other electronic means.  Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.

Other Matters of the Combined Special and Annual Meeting

As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above.  If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise.  Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC.  See “Where You Can Find More Information” below.

Where You Can Find More Information

We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549.  Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549.  You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330.  In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov).   In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2009 and Quarterly Report for the fiscal quarter ended June 30, 2010 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference

In our filings with the SEC, information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.  The following documents are incorporated by reference herein:

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010, including unaudited financial information; and

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including audited financial information.

We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference.  You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report for the fiscal year ended December 31, 2009 and Quarterly Report for the fiscal quarter ended June 30, 2010 with this proxy statement as Appendix E.  You can also obtain any of them through the SEC at the locations described above, or through us at the address below.  We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us.  You should direct your request to the following address:  RED TRAIL ENERGY, LLC, 3682 Highway 8 South, Richardton, ND, Attention: Kent Anderson.

By order of the board of governors:

/s/ Mike Appert

Mike Appert
Chairman and President

PRELIMINARY PROXY

RED TRAIL ENERGY, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE COMBINED SPECIAL AND ANNUAL MEETING OF MEMBERS TO BE HELD
ON___________, 20__

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:
1)  Read the Proxy Statement
2)  Check the appropriate boxes below
3)  Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to 701-974-3309 no later than _:__ _.m. on ___________, _______________, 20__.

The undersigned hereby appoints _____________________________, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Combined  Special and Annual Meeting of Members to be held on ___________, _____________, 20__, at ___________________ in ___________________, North Dakota, and at adjournment thereof, on any matters coming before the meeting.

Said Proxies will vote on the proposals set forth in the notice of the combined special and annual meeting and proxy statement as specified on this card.  If a vote is not specified, said Proxies will vote in favor of the proposals listed below.  If any other matters properly come before the combined special and annual meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of governors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Our governors unanimously recommend that you vote "FOR" the proposals 1 and 2 and vote your units for the governors’ nominees, which are Sid Mauch, Tim Meuchel and Lynn Bergman.

1.      For approval of the proposed amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement of RED TRAIL ENERGY, LLC contained in the Second Amended and Restated Operating Agreement  and Second Amended and Restated Member Control Agreement and adoption of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.      For approval of the Reclassification of units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years.

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of Units you own multiplied by 3 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit.  Write in the number of votes you are allocating to any nominee below.  The Board of Governors recommends you vote your units for Tim Meuchel, Lynn Bergman and Sid Mauch.

Tim Meuchel	●	Votes
●
Lynn Bergman	●	Votes

Sid Mauch	●	Votes

Frank Kirschenheiter		Votes

You are encouraged to specify your choices by marking the appropriate boxes above.  This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting.  The Proxies cannot vote your units unless you sign and return this card.

Proposal 1 (the amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement) Proposal 2 (the reclassification) are conditioned upon each other.  If either Proposal 1 or Proposal 2 are not approved, the reclassification or any or all of the proposed amendments that our members otherwise approved will not be implemented.

Please sign exactly as your name appears on your unit certificate.  When units are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder

APPENDIX A

AMENDED AND RESTATED OPERATING AGREEMENT

AMENDED AND RESTATED OPERATING AGREEMENT

OF

RED TRAIL ENERGY, LLC

MEMBERS

     1.1 Place of Meetings . Each meeting of the members shall be held at the principal executive office of the Company or at such other place as may be designated by the Board of Governors or the President; provided, however, that any meeting called by or at the demand of a member or members shall be held in the county where the principal executive office of the company is located.

     1.2 Regular Meetings . Regular meetings of the members may be held on an annual or other more frequent basis as determined by the Board of Governors; provided, however, that if a regular meeting has not been held during the immediately preceding fifteen (15) months, a member or members owning five percent (5%) or more of the voting power of all membership interests entitled to vote, may demand a regular meeting of members by written demand given to the President or Treasurer of the Company. At each regular meeting the members entitled to vote shall elect qualified successors for governors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

     1.3 Special Meetings . A special meeting of the members may be called for any purpose or purposes at any time by the President, by the Board of Governors or any two or more governors, or by one or more members owning not less than ten percent (10%) of the voting power of all membership interests of the Company entitled to vote, who shall demand such special meeting by written notice given to the President of the Company specifying the purposes of such meeting.

     1.4 Meeting Held Upon Member Demand . Within thirty (30) days after receipt of a demand by the President from any member or members entitled to call a meeting of the members, it shall be the duty of the Board of Governors of the Company to cause a special or regular meeting of members, as the case may be, to be duly called and held on notice no later than ninety (90) days after receipt of such demand. If the Board fails to cause such a meeting to be called and held as required by the Section, the member or members making the demand may call the meeting by giving notice as provided in Section 1.6 hereof at the expense of the Company.

     1.5 Adjournments . Any meeting of the members may be adjourned from time to time to another date, time and place. If any meeting of the members is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment.

    1.6 Notice of Meetings . Unless otherwise required by law, written notice of each meeting of the members, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least ten (10) days and not more than fifty (50) days prior to the meeting to every owner of membership interests entitled to vote at such meeting except as specified in Section 1.5 or as otherwise permitted by law. The business transacted at a special meeting of members is limited to the purposes stated in the notice of the meeting.

     1.7 Waiver of Notice . A member may waive notice of the date, time, place and purpose or purposes of a meeting of members. A waiver of notice by a member entitled to notice is effective whether given before, or after the meeting, and whether given in writing, orally, or by attendance. Attendance by a member at a meeting is a waiver of notice of that meeting, unless the member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

     1.8 Voting Rights . A member shall have voting power in proportion to the membership units owned, as provided in a member control agreement. Except as otherwise required by law, an owner entitled to vote may vote any portion of the membership units owned in any way the member chooses. If a member votes without designating the proportion of the membership units voted in a particular way, the member is deemed to have voted all of the membership units in that way.

     1.9 Voting Representative . Each member that is not a natural person shall designate in writing an authorized voting representative to cast such Member’s vote. A Member may change the voting representative at any time by written notice to the Company. Whenever this agreement allows for or requires Members consent to an action, the authorized voting representative of each member shall grant or withhold such consent on behalf of such Member. The voting representative shall represent the Member in all Company business and shall be eligible to serve as a governor.

     1.10 Proxies . A member may cast or authorize the casting of a vote by filing a written appointment of a proxy with a manager of the Company at or before the meeting at which the appointment is to be effective. The member may sign or authorize the written appointment by telegram, cablegram or other means of electronic transmission setting forth or submitted with information sufficient to determine that the member authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original provided that it is a complete and legible reproduction of the entire original.

     1.11 Quorum . The owners of a majority of the voting power of the membership interests entitled to vote at a meeting of the members are a quorum for the transaction of business, unless a larger or smaller proportion is provided in the Articles of Organization of the Company or a member control agreement. If a quorum is present when a duly called or held meeting is convened, the members present may continue to transact business until adjournment, even though the withdrawal of members originally present leaves less than the proportion otherwise required for a quorum.

     1.12 Acts of Members .. Except as otherwise required by law or specified in the Articles of Organization of the Company or a member control agreement, the members shall take action by the affirmative vote of the owners of the greater of (a) a majority of the voting power of the membership interests present and entitled to vote on that item of business or (b) a majority of the voting power that would constitute a quorum for the transaction of business at a duly held meeting of members.

     1.13 Action Without a Meeting . Any action required or permitted to be taken at a meeting of the members of the Company may be taken without a meeting by written action signed by all of the members entitled to vote on that action. Any action, if the Articles of Organization or a member control agreement so provide, may be taken by written action signed by the members who own voting power equal to the voting power that would be required to take the same action at a meeting of the members at which all members were required members, unless a different effective time is provided in the written action. When written action is permitted to be taken by less than all members, all members shall be notified immediately of its text and effective date.

     1.14 Nomination of Governors . Only persons who are nominated in accordance with the procedures set forth in this Operating Agreement shall be eligible to serve as Governors. Nominations of persons for election to the Board of Governors of the Company may be made at a meeting of members (a) by or at the direction of the Board of Governors or (b) by any member of the Company who is a member of record at the time of giving of notice provided for in this Section 1.14, who shall be entitled to vote for the election of Governors at the meeting and who complies with the notice procedures set forth in this Section 1.14. Such nominations, other than those made by or at the direction of the Board of Governors, shall be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. Such member’s notice shall set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a Governor and actions to be proposed or taken by such person if elected a Governor and (f) the written consent of each person so proposed to serve as a Governor if nominated and elected as a Governor. At the request of the Board of Governors, any person nominated by the Board of Governors for election as a Governor shall furnish to the secretary of the Company that information required to be set forth in a member’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a Governor of the Company unless nominated in accordance with the procedures set forth in this Section 1.14. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 1.14, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

   1.15. Notice of Business. At any meeting of the members, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Governors or (b) by any member of the Company who is a member of record at the time of giving of the notice provided for in this Section 1.15, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 1.15. For business to be properly brought before a member meeting by a member, the member must have given timely notice thereof in writing to the secretary of the Company. To be timely, a member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. A member’s notice to the secretary shall set forth as to each matter the member proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the member proposing such business, (c)(i) the number of membership units of the Company which are held of record or are beneficially owned by such member and (ii) any derivative positions held or beneficially held by the member and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, such member with respect to the Company’s securities, and (d) any material interest of the member in such business. Notwithstanding anything in the Operating Agreement to the contrary, no business shall be conducted at a member meeting except in accordance with the procedures set forth in this Section 1.15. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.15, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

GOVERNORS

     2.1 Number; Qualifications . The permanent Board elected by the members at the first annual meeting shall be comprised of seven (7) individuals. Governors shall be natural persons, and must be Members (or Voting Representatives of entity members) of the Company. Prior to the first annual meeting of members, the interim Board of Governors shall manage the Company.

     2.2 Election; Term .. The Members shall elect the governors at a regular meeting of Members. The procedural process for nominating and electing governors shall be determined in advance of the meeting by the Board of Governors and shall be communicated to all Members in a timely manner. Each governor, other than the interim initial Board, shall hold office for a term of three (3) years; except that at the first annual meeting the governors shall be elected to staggered one, two, and three year terms. Two of the Governors elected at the first meeting of Members shall be elected to a one year term, two for a two year term, and three for a three year term.

     2.3 Vacancies . Vacancies on the Board of Governors resulting from the death, resignation, removal or disqualification of a governor may be filled by the affirmative vote of a majority of the remaining governors, even though less than a quorum. Vacancies on the Board resulting from newly-created governorships may be filled by the affirmative vote of a majority of the governors serving at the time such governorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the members at the next regular meeting or at any special meeting duly called for that purpose.

 2.4 Place of Meetings . Each meeting of the Board of Governors shall be held at the principal executive office of the Company or at such other place as may be designated from time to time by a majority of the governors or by the President. A meeting may be held by conference among the governors using any means of communication through which the governors may simultaneously hear each other during the conference.

     2.5 Regular Meetings . Regular meetings of the Board of Governors shall be held periodically, as established by the Board, but not less than one per month.

     2.6 Special Meetings . A special meeting of the Board of Governors may be called for any purpose or purposes at any time by the President or at least two (2) Governors by fixing the Date, time, and place of the meeting and causing notice of the meeting to be given. The notice must state the purpose of the meeting.

     2.7 Waiver of Notice; Previously Scheduled Meetings .

          Subdivision 1. A governor of the Company may waive notice of the date, time, and place of a meeting of the Board. A waiver of notice by a governor entitled to notice is effective whether given before, at, or after the meeting, and whether given in writing, orally or by attendance. Attendance by a governor at a meeting is a waiver of notice of that meeting, unless the governor objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

          Subdivision 2. If the day or date, time, and place of a Board meeting have been provided herein or announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

     2.8 Quorum . A majority of the governors currently holding office shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the governors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the governors present may continue to transact business until adjournment, even though the withdrawal of a number of the governors originally present leaves less than the proportion or number otherwise required for a quorum.

     2.9 Acts of Board . Except as otherwise required by law or specified in the Articles of Organization of the Company or a member control agreement, the Board shall take action by the affirmative vote of a majority of the governors present at a duly held meeting.

     2.10 Participation by Electronic Communications . A governor may participate in a Board meeting by any means of communication through which the governor, other governors so participating and all governors physically present at the meeting may simultaneously hear each other during the meeting. A governor so participating shall be deemed present in person at the meeting.

     2.11 Absent Governors . A governor of the Company may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the governor is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the governor has consented or objected.

     2.12 Action Without a Meeting . Any action required or permitted to be taken at a meeting of the Members of the Company may be taken without a meeting by written action signed by the number of Members who would be required to take the same action at a meeting of the Member at which all members were present. The written action is effective when signed by the required Members unless a different effective time is provided in the written action. Notice of the text of such written action must be given in advance to all Members.

     2.13 Compensation . The Board of governors shall establish reasonable compensation of all governors for services to the Company as governors, managers, or otherwise. By resolution by the Board of Governors, the governors may be paid their expenses, if any, of attendance at each meeting of the Board of Governors and incurred in action on behalf of the Company.

MANAGERS

     3.1 Number and Designation . The Company shall have one or more natural persons exercising the functions of the position of President and Secretary/Treasurer. The Board of Governors may elect or appoint such other managers or agents as it deems necessary for the operation and management of the Company, with such powers, rights, duties and responsibilities as may be determined by the Board, each of whom shall have the powers, rights, duties and responsibilities set forth in this Operating Agreement unless otherwise determined by the Board. Any of the positions or functions of those positions may be held by the same person.

     3.2 President . Unless provided otherwise by a resolution adopted by the Board of Governors or in a member control agreement, the President (a) shall have general active management of the business of the Company; (b) shall, when present, preside at all meetings of the members of the Board; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) may maintain records of and certify proceedings of the Board and members; and (e) shall perform such other duties as may from time to time be prescribed by the Board.

     3.3 Treasurer . Unless provided otherwise by a resolution adopted by the Board of Governors or in a member control agreement, the Treasurer (a) shall keep accurate financial records for the Company; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Company in such banks and depositories as the Board shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Company as ordered by the Board, making proper vouchers therefor (d) shall disburse Company funds and issue checks and drafts in the name of the Company, as ordered by the Board; (e) shall render to the President and the Board, whenever requested, an account of all of such manager’s transactions as Treasurer and of the financial condition of the Company; and (f) shall perform such other duties as may be prescribed by the Board or the President from time to time.

     3.4 Vice Presidents .. The Board of Governors may establish the position of Vice-President. During the absence of disability of the President, it shall be the duty of the Vice-President to perform the duties of the President. The Vice-President shall have such other duties and authority as established by the Board.

     3.5 Secretary . The Secretary shall attend all meetings of the Board of Governors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Board of Governors and of the Members. The Secretary shall keep the Require Records of the Company, when so directed by the Board of Governors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Board of Governors, and shall also perform such other duties and have such other powers as the President or the Board of Governors may prescribe from time to time.

     3.6 Authority and Duties . In addition to the foregoing authority and duties, all managers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Governors or in this Agreement. Unless prohibited by a resolution approved by the affirmative vote of a majority of the governors present, a manager elected or appointed by the Board may, without the approval of the board, delegate some or all of the duties and powers of a position to the Company’s employees, accountants, and legal counsel.

     3.7 Term ..

          Subdivision 1. All managers of the Company shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation or removal.

          Subdivision 2. A manager may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.

          Subdivision 3. A manager may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the governors present at a duly held Board meeting, subject to the provisions of any member control agreement.

          Subdivision 4. A vacancy in a position because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the position of President or Treasurer shall be billed for the unexpired portion of the term by the Board.

3.8 Salaries . The salaries of all managers of the Company shall be fixed by the Board of Governors or by the President if authorized by the Board.

INDEMNIFICATION

     4.1 Indemnification .. The Company shall indemnify its managers and governors for such expenses and liabilities, in such manner, unless such circumstances, and to such extent, as require or permitted by North Dakota Statute, Section 10-32-99, as amended from time to time, or as required or permitted by other provisions of law.

     4.2 Insurance . The Company may purchase and maintain insurance on behalf of any person in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the person against the liability.

MEMBERSHIP INTERESTS

     5.1 Statement of Membership Interest . At the request of any member, the Company shall state in writing, the particular membership interest owned by that member as of the moment the Company makes the statement. The statement must describe the member’s rights to vote, to share in profits and losses, and to share in distributions, as well as any assignment or the member’s rights then in effect.

     5.2 Declaration of Distributions . The Board of Governors shall have the authority to declare distributions upon the membership interests of the Company to the extent permitted by law.

     5.3 Transfer of Membership Interests . Membership interests in the Company may be transferred only to the extent permitted by law and subject to any member control agreement.

MISCELLANEOUS

     6.1 Execution of Instruments .

     Subdivision 1. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by the President or the Secretary/Treasurer as may be designated from time to time by the Board of Governors.

          Subdivision 2. If a document must be executed by persons holding different positions or functions and one person holds such positions or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

     6.2 Advances . The Company may, without a vote of the governors, advance money to its governors, managers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

     6.3 Company Seal . The Company will be a no seal company.

     6.4 Fiscal Year . The fiscal year of the Company shall be determined by the Board of Governors.

     6.5 Construction . This Operating Agreement is subject to the terms of any member control agreement from time to time in effect and to the extent inconsistent, the member control agreement shall be controlling.

     6.6 Amendments . The Board of Governors shall have the power to adopt, amend or repeal the Operating Agreement of the Company, subject to the power of the members to change or repeal the same, provided, however, that the Board shall not adopt, amend or repeal any Section fixing a quorum for meetings of members, prescribing procedures for removing governors or filling vacancies in the Board, or fixing the number of governors or their classifications, qualifications, or terms of office, but may adopt or amend a Section that increases the number of governors.

The undersigned hereby certifies that the foregoing Amended and Restated Operating Agreement was duly adopted as the Operating Agreement of the company by its board of governors on July 31, 2008.

RED TRAIL ENERGY LLC

/s/ Mick J. Miller
Mick J. Miller
President and Chief Executive Officer

APPENDIX B

PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

OF

RED TRAIL ENERGY, LLC

MEMBERS

     1.1 Place of Meetings . Each meeting of the Members shall be held at the principal executive office of the Company or at such other place as may be designated by the Board of Governors or the President; provided, however, that any meeting called by or at the demand of a Member or Members shall be held in the county where the principal executive office of the Company is located.

     1.2 Regular Meetings . Regular meetings of the Members may be held on an annual or other more frequent basis as determined by the Board of Governors; provided, however, that if a regular meeting has not been held during the immediately preceding fifteen (15) months, a Class A Member or Class A Members owning five percent (5%) or more of the Class A Governance Rights entitled to vote, may demand a regular meeting of Members by written demand given to the President or Treasurer of the Company. At each regular meeting the Members entitled to vote shall elect qualified successors for governors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

     1.3 Special Meetings . A special meeting of the Members may be called for any purpose or purposes at any time by the President, by the Board of Governors or any two or more governors, or by one or more Class A Members owning not less than ten percent (10%) of the Class A Governance Rights entitled to vote, who shall demand such special meeting by written notice given to the President of the Company specifying the purposes of such meeting.

     1.4 Meeting Held Upon Member Demand . Within thirty (30) days after receipt of a demand by the President from any Class A Member or Class A Members entitled to call a meeting of the Members, it shall be the duty of the Board of Governors of the Company to cause a special or regular meeting of Members, as the case may be, to be duly called and held on notice no later than ninety (90) days after receipt of such demand. If the Board fails to cause such a meeting to be called and held as required by the Section, the Class A Member or Class A Members making the demand may call the meeting by giving notice as provided in Section 1.6 hereof at the expense of the Company.

     1.5 Adjournments . Any meeting of the Members may be adjourned from time to time to another date, time and place. If any meeting of the Members is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment.

    1.6 Notice of Meetings . Unless otherwise required by law, written notice of each meeting of the Members, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least ten (10) days and not more than fifty (50) days prior to the meeting to each Member, except as specified in Section 1.5 or as otherwise permitted by law. The business transacted at a special meeting of Members is limited to the purposes stated in the notice of the meeting.

     1.7 Waiver of Notice . A Member may waive notice of the date, time, place and purpose or purposes of a meeting of Members. A waiver of notice by a Member entitled to notice is effective whether given before, during, or after the meeting, and whether given in writing, orally, or by attendance. Attendance by a Member at a meeting is a waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

     1.8 Voting Rights . A Member shall have voting power in proportion to the Membership Units owned, as provided in the Company’s Member Control Agreement. Except as otherwise required by law, an owner entitled to vote may vote any portion of the Membership Units owned in any way the Member chooses. If a Member votes without designating the proportion of the Membership Units voted in a particular way, the Member is deemed to have voted all of the Membership Units in that way.

(a) The Class A Members shall have voting rights as defined by the Governance Rights of such Member in accordance with the provisions of this Agreement and in the Company’s Member Control Agreement, as amended (the “Member Control Agreement”).  Except as otherwise provided by this Agreement and the Member Control Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

(b) The Class B Members shall have voting rights as defined by the Governance Rights of such Member and in accordance with the provisions of this Agreement and in the Member Control Agreement.  Except as otherwise provided by this Agreement and the Member Control Agreement, the Class B Members shall be entitled to vote only upon:

(i) election of Governors pursuant to Section 2.2; and

(ii) dissolution of the Company pursuant to Section 10-32-111 of the   North Dakota Limited Liability Company Act, as amended from time to time.

(c) The Class C Members shall have voting rights as defined by the by the Governance Rights of such Member in accordance with the provisions of this Agreement and in the Member Control Agreement.  Except as otherwise provided in this Agreement and the Member Control Agreement, the Class C Members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 10-32-111 of the North Dakota Limited Liability Company Act, as amended from time to time.

(d) Except as required by law, when more than one class is permitted to vote on a matter, the Class A Members, Class B Members, and/or Class C Members, as applicable, shall vote together as a single class and not as separate classes.

     1.9 Voting Representative . Each Member that is not a natural person shall designate in writing an authorized voting representative to cast such Member’s vote. A Member may change the voting representative at any time by written notice to the Company. Whenever this agreement allows for or requires Members consent to an action, the authorized voting representative of each Member shall grant or withhold such consent on behalf of such Member. The voting representative shall represent the Member in all Company business and shall be eligible to serve as a governor.

     1.10 Proxies . A Member may cast or authorize the casting of a vote by filing a written appointment of a proxy with a manager of the Company at or before the meeting at which the appointment is to be effective. The Member may sign or authorize the written appointment by telegram, cablegram or other means of electronic transmission setting forth or submitted with information sufficient to determine that the Member authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original provided that it is a complete and legible reproduction of the entire original.

     1.11 Quorum . The owners of a majority of the Governance Rights of the Membership Interests entitled to vote at a meeting of the Members are a quorum for the transaction of business, unless a larger or smaller proportion is provided in the Articles of Organization of the Company or the Member Control Agreement. If a quorum is present when a duly called or held meeting is convened, the Members present may continue to transact business until adjournment, even though the withdrawal of Members originally present leaves less than the proportion otherwise required for a quorum.

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     1.12 Nomination of Governors . Only persons who are nominated in accordance with the procedures set forth in this Operating Agreement shall be eligible to serve as Governors. Nominations of persons for election to the Board of Governors of the Company may be made at a meeting of Members (a) by or at the direction of the Board of Governors or (b) by any Class A Member or Class B Member of the Company who is a Member of record at the time of giving of notice provided for in this Section 1.12, who shall be entitled to vote for the election of Governors at the meeting and who complies with the notice procedures set forth in this Section 1.12. Such nominations, other than those made by or at the direction of the Board of Governors, shall be made pursuant to timely notice in writing to the secretary of the Company. To be timely, notice from a Class A Member or Class B Member shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of Members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. Such Member’s notice shall set forth (a) the name and address of the Class A Member(s) or Class B Member(s) who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number and classes of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the Class A Member(s) or Class B Members(s) making such nomination with respect to such person's proposal for nomination and election as a Governor and actions to be proposed or taken by such person if elected a Governor and (f) the written consent of each person so proposed to serve as a Governor if nominated and elected as a Governor. At the request of the Board of Governors, any person nominated by the Board of Governors for election as a Governor shall furnish to the secretary of the Company that information required to be set forth in notice of nomination from a Class A Member or Class B Member which pertains to the nominee. No person shall be eligible to serve as a Governor of the Company unless nominated in accordance with the procedures set forth in this Section 1.12. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 1.12, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

   1.13 Notice of Business. At any meeting of the Members, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Governors or (b) by any Member of the Company who is a Member of record at the time of giving of the notice provided for in this Section 1.13, who shall be entitled to vote on such business that the Member is proposing, and who complies with the notice procedures set forth in this Section 1.13. For business to be properly brought before a Member meeting by a Member, the Member must have given timely notice thereof in writing to the secretary of the Company. To be timely, a Member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the date the preceding year’s annual meeting materials were released to the Members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. A Member’s notice to the secretary shall set forth as to each matter the Member proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the Member proposing such business, (c)(i) the number and classes of membership units of the Company which are held of record or are beneficially owned by such Member and (ii) any derivative positions held or beneficially held by the Member and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the Governance Rights of, such Member with respect to the Company’s securities, and (d) any material interest of the Member in such business. Notwithstanding anything in the Operating Agreement to the contrary, no business shall be conducted at a Member meeting except in accordance with the procedures set forth in this Section 1.13. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.13, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

GOVERNORS

     2.1 Number; Qualifications . The Board of Governors shall be comprised of seven (7) individuals. Governors shall be natural persons, and must be Members (or Voting Representatives of entity Members) of the Company.

     2.2 Election; Term .. The Class A Members and Class B Members shall elect the governors at a regular meeting of Members. The procedural process for nominating and electing governors shall be as set forth in Section 1.12 above and shall be communicated to all Class A Members and Class B Members in a timely manner. Governors shall hold office for staggered terms of three (3) years.

2.3        Removal of Directors.

(a)           By the Class A and Class B Members.  The Class A and Class B Members may remove an elected Governor without cause, by the affirmative vote of two thirds (2/3) of the total Class A and Class B Units then outstanding at a meeting called for that purpose (represented in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal.  The Class A and Class B Members may also remove an elected Governor for cause in accordance with the procedures set forth in Section 10.2 of the Member Control Agreement, if notice has been given that a purpose of the meeting is such removal.

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(b)           By the Governors.  A super majority of seventy-five percent (75%) of all Governors authorized to vote may remove any Governor (whether elected or appointed), for cause, at a meeting of the Board of Governors called for that purpose, if proper notice has been given that a purpose of the meeting is such removal.  For purposes of this Section 2.3, the phrase "for cause" shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.

     2.4 Vacancies . Vacancies on the Board of Governors resulting from the death, resignation, removal or disqualification of a governor may be filled by the affirmative vote of a majority of the remaining governors, even though less than a quorum. Vacancies on the Board resulting from newly-created governorships pursuant to Section 6.6(a) may be filled by the affirmative vote of a majority of the governors serving at the time such governorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the Class A Members and Class B Members at the next regular meeting of the Members or at any special meeting of the Members duly called for that purpose.

 2.5 Place of Meetings . Each meeting of the Board of Governors shall be held at the principal executive office of the Company or at such other place as may be designated from time to time by a majority of the governors or by the President. A meeting may be held by telephone or web conference among the governors using any means of communication through which the governors may simultaneously hear each other during the conference.

     2.6 Regular Meetings . Regular meetings of the Board of Governors shall be held periodically, as established by the Board, but not less than one per month.

     2.7 Special Meetings . A special meeting of the Board of Governors may be called for any purpose or purposes at any time by the President or at least two (2) governors by fixing the Date, time, and place of the meeting and causing written notice of the meeting to be given. The notice must state the purpose of the meeting.

     2.8 Waiver of Notice; Previously Scheduled Meetings .

          (a). A governor of the Company may waive notice of the date, time, and place of a meeting of the Board. A waiver of notice by a governor entitled to notice is effective whether given before, at, or after the meeting, and whether given in writing, orally or by attendance. Attendance by a governor at a meeting is a waiver of notice of that meeting, unless the governor objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

          (b) If the day or date, time, and place of a Board meeting have been provided herein or announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

     2.9 Quorum . A majority of the governors currently holding office shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the governors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the governors present may continue to transact business until adjournment, even though the withdrawal of a number of the governors originally present leaves less than the proportion or number otherwise required for a quorum.

     2.10  Absent Governors . A governor of the Company may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the governor is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the governor has consented or objected.

     2.11 Compensation . The Board of Governors shall establish reasonable compensation of all governors for services to the Company as governors, managers, or otherwise. By resolution of the Board of Governors, the governors may be paid their expenses, if any, of attendance at each meeting of the Board of Governors and incurred in action on behalf of the Company.

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MANAGERS

     3.1 Number and Designation . The Company shall have one or more natural persons exercising the functions of the position of President and Secretary/Treasurer. The Board of Governors may elect or appoint such other managers or agents as it deems necessary for the operation and management of the Company, with such powers, rights, duties and responsibilities as may be determined by the Board, each of whom shall have the powers, rights, duties and responsibilities set forth in this Operating Agreement unless otherwise determined by the Board. Any of the positions or functions of those positions may be held by the same person.

     3.2 President . Unless provided otherwise by a resolution adopted by the Board of Governors or in the Member Control Agreement, the President, which shall include the title of Chief Executive Officer, (a) shall have general active management of the business of the Company; (b) shall, when present, preside at all meetings of the Members of the Board; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) may maintain records of and certify proceedings of the Board and Members; and (e) shall perform such other duties as may from time to time be prescribed by the Board.

     3.3 Treasurer . Unless provided otherwise by a resolution adopted by the Board of Governors or in the Member Control Agreement, the Treasurer, which shall include the title of Chief Financial Officer, (a) shall keep accurate financial records for the Company; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Company in such banks and depositories as the Board shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Company as ordered by the Board, making proper vouchers therefor (d) shall disburse Company funds and issue checks and drafts in the name of the Company, as ordered by the Board; (e) shall render to the President and the Board, whenever requested, an account of all of such manager’s transactions as Treasurer and of the financial condition of the Company; and (f) shall perform such other duties as may be prescribed by the Board or the President from time to time.

     3.4 Vice Presidents .. The Board of Governors may establish the position of Vice-President. During the absence of disability of the President, it shall be the duty of the Vice-President to perform the duties of the President. The Vice-President shall have such other duties and authority as established by the Board.

     3.5 Secretary . The Secretary shall attend all meetings of the Board of Governors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Board of Governors and of the Members. The Secretary shall keep the Required Records (as that term is defined in Section 10-32-02(55) of the North Dakota Limited Liability Company Act, as amended from time to time) of the Company, when so directed by the Board of Governors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Board of Governors, and shall also perform such other duties and have such other powers as the President or the Board of Governors may prescribe from time to time.

     3.6 Authority and Duties . In addition to the foregoing authority and duties, all managers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Governors or in this Agreement. Unless prohibited by a resolution approved by the affirmative vote of a majority of the governors present, a manager elected or appointed by the Board may, without the approval of the board, delegate some or all of the duties and powers of a position to the Company’s employees, accountants, and legal counsel.

     3.7 Term ..

            (a) All managers of the Company shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation or removal.

            (b) A manager may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.

          (c) A manager may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the governors present at a duly held Board meeting, subject to the provisions of the Member Control Agreement.

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          (d) A vacancy in a manager position because of death, resignation, removal, disqualification or other cause may, including in the case of a vacancy in the position of President or Treasurer, be filled for the unexpired portion of the term by the Board.

3.8 Salaries . The salaries of all managers of the Company shall be fixed by the compensation committee of the Board of Governors or by the President if authorized by the Board.

INDEMNIFICATION

     4.1 Indemnification .. The Company shall indemnify its managers and governors for such expenses and liabilities, in such manner, unless such circumstances, and to such extent, as required or permitted by Section 10-32-99 of the North Dakota Limited Liability Company Act, as amended from time to time, or as required or permitted by other provisions of law.

     4.2 Insurance . The Company may purchase and maintain insurance on behalf of any person in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the person against the liability.

MEMBERSHIP INTERESTS

     5.1 Statement of Membership Interest . At the request of any Member, the Company shall state in writing, the particular Membership Interest owned by that Member as of the date the Company makes the statement. The statement must describe the Member’s rights to vote, to share in profits and losses, and to share in distributions, as well as any assignment or the Member’s rights then in effect.

     5.2 Declaration of Distributions . The Board of Governors shall have the authority to declare distributions to the Members to the extent permitted by law.

     5.3 Transfer of Membership Interests . Membership Interests in the Company may be transferred only to the extent permitted by law and subject to the Member Control Agreement.

MISCELLANEOUS

     6.1 Execution of Instruments .

(a) All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by the President or the Secretary/Treasurer as may be designated from time to time by the Board of Governors.

(b) If a document must be executed by persons holding different positions or functions and one person holds such positions or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

     6.2 Advances . Subject to the limitations under the Sarbanes Oxley Act, the Company may, without a vote of the governors, advance money to its governors, managers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

     6.3 Company Seal . The Company will be a no seal company.

     6.4 Fiscal Year . The fiscal year of the Company shall be determined by the Board of Governors.

     6.5 Construction . This Operating Agreement is subject to the terms of  the Member Control Agreement, as amended from time to time, in effect and to the extent inconsistent, the Member Control Agreement shall be controlling.  Definitions not defined herein are as defined in the Member Control Agreement of the Company, as amended from time to time.

     6.6 Amendments ..

(a) The Board of Governors shall have the power to adopt, amend or repeal the Operating Agreement of the Company, subject to the power of the Class A Members to change or repeal the same as provided in subsection (b) of this Section 6.6, provided, however, that the Board shall not adopt, amend or repeal any Section fixing a quorum for meetings of Members, prescribing procedures for removing governors or filling vacancies in the Board, or fixing the number of governors or their classifications, qualifications, or terms of office, but may adopt or amend a Section that increases the number of governors.

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(b) Class A Members owning 5% or more of the Class A Governance Rights may propose a resolution for action by the Class A Members to adopt, amend, or repeal this Agreement as adopted, amended, or repealed by the Board and the resolution must set forth the provision or provisions proposed for adoption, amendment or repeal.  Such resolution must be submitted to a vote of the Class A Members at the next regular or special meeting of the Members which notice has not yet been given but still can be timely given.  The resolution is adopted when approved by the affirmative vote of the holders of a majority of Class A Governance Rights. Notwithstanding any provision of this Section 6.6 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Financial Rights of a Member.

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The undersigned hereby certifies that the foregoing Second Amended and Restated Operating Agreement was duly adopted as the Operating Agreement of the Company by its Board of Governors on _________, 2010.

RED TRAIL ENERGY LLC

____________________________________
Gerald Bachmeier, Chief Executive Officer

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APPENDIX C

AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

This is an Amended and Restated Member Control Agreement for Red Trail Energy, LLC, dated effective as of May 28, 2009 by and among Red Trail Energy, LLC, a North Dakota limited liability company, and the Persons named on the attached Schedule A.

ARTICLE 1.
DEFINITIONS

1.1        Defined Terms.  The terms defined in this Article shall have the meanings given to them in this Article for purposes of this Agreement.  Certain other capitalized terms in this Agreement may be defined elsewhere in this Agreement.  All defined terms in this Agreement include the singular and the plural as the context indicates.

1.2        Agreement.  “Agreement” means this Member Control Agreement as amended or restated.

1.3        Articles of Organization.  “Articles of Organization” or “Articles” means the Articles of Organization for the Company filed with the North Dakota Secretary of State as amended or restated.

1.4        Board of Governors.  “Board of Governors” or “Board” means the Board of Governors of the Company.

1.5        Capital Accounts.  “Capital Accounts” mean the capital accounts required to be maintained by the Company for each Member as provided in this Agreement.

1.6        Code.  “Code” means the Internal Revenue Code of 1986, as amended, and any comparable successor to such Code.  All references to a section of the Code shall mean and include any subsequent amendment or replacement of such section.

1.7        Company.  “Company” means Red Trail Energy, LLC.

1.8        Event of Termination.  An “Event of Termination” means an event described in Section 13.1.

1.9        Financial Rights.  “Financial Rights” mean a Person’s rights to share in income, gain, receipt, loss, deduction, credit and distribution as provided in this Agreement and any right to assign such rights.

1.10      Governance Rights.  “Governance Rights” mean all of a Member’s rights as a Member in the Company except for Financial Rights or any right to assign Financial Rights.

1.11      Governor.  “Governor” or “Board member” means each natural person serving on the Board.  Governors or Board members are collectively referred to as “Governors” or “Board members.”  A Governor must be a Member of the Company, or an authorized representative of an entity member.

1.12      LLC Act.  “LLC Act” means the North Dakota limited liability company act, as amended, and any comparable successor to such LLC Act.  All references to a section of the LLC Act shall mean and include any subsequent amendment or replacement of such section.

1.13      Members.  “Members” mean all Persons reflected in the required records of the Company as the owners of all or some Governance Rights of a Membership Interest.  Members are individually referred to as a “Member.”  A Person may be a Member without having voting rights, but a Person is not a Member if the Person’s Membership Interest consists only of Financial Rights.

1.14      Membership Interest.  “Membership Interest” means the interest in the Company consisting of each Person’s Financial Rights and/or Governance Rights and any right such Person has to assign such Person’s Financial Rights and/or Governance Rights.  The Membership Interests for all such Persons are collectively referred to as the “Membership Interests.”

1.15      Officer.  “Officer” means the natural person elected, appointed, or otherwise designated as an Officer pursuant to this Agreement and the LLC Act, including the President and Treasurer.  An Officer need not be a Member of the Company.  An Officer is a “Manager” for purposes of the LLC Act.

1.16      Person.  “Person” includes a natural person or a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity.

1.17      Treasury Regulations.  The “Treasury Regulations” mean the treasury regulations promulgated under the Code.

1.18      Units.  “Units” are used to designate Membership Interests as provided in Article 4 of this Agreement.

ARTICLE 2.
SCOPE AND EFFECT OF AGREEMENT

2.1        Member Control Agreement.  The Persons who are parties to this Agreement intend to make specific arrangements relating to the (i) formation, operations, ownership, governance, management, and dissolution of the Company; (ii) allocation of income, receipt, gain, loss, deduction, credit, and distribution; (iii) receipt of additional capital, admission of new Members and all valuation issues associated with the receipt of such additional capital and admission of Members; (iv) transfer or encumbrance, whether voluntary or involuntary, of Membership Interests; and (v) other matters related to the Company.  This Agreement shall constitute a Member Control Agreement under Section 10-32-50 of the LLC Act.  It is expressly intended that, during the entire term of this Agreement, the provisions of this Agreement shall supersede any provisions of the LLC Act, as they now exist or as may be subsequently amended or restated, that are inconsistent or conflict with the provisions of this Agreement to the maximum extent permitted by law.

2.2        Prior Agreements.  This Agreement supersedes all prior agreements to which any or all of the parties to this Agreement are parties to the extent that such prior agreements are inconsistent with this Agreement.

2.3        Parties Subject to Agreement.  This Agreement shall be binding on and inure to the benefit of the Company; each Person owning a Membership Interest; and their respective heirs, legal representatives, successors, and assigns.  This Agreement is enforceable by and against Persons who are parties to this Agreement, and this Agreement is binding upon and enforceable against Persons who acquire an interest in a Membership Interest or in a contribution agreement having knowledge of the existence of this Agreement.  A Person’s express agreement to be bound by this Agreement or any amendment or restatement of this Agreement may be evidenced by such Person or such Person’s legal representative either (i) signing this Agreement or such amendment or restatement, or any predecessor Member Control Agreement of the Company; (ii) signing a signature page to this Agreement or such amendment or restatement that references this Agreement and/or such amendment or restatement, or signing a signature page to any predecessor Member Control Agreement of the Company; or (iii) signing any other document, statement or instrument that evidences agreement to be a party to this Agreement and/or such amendment or restatement, or signing any other document, statement or instrument that evidences agreement to be a party to any predecessor Member Control Agreement of the Company.

2.4        Membership Interests Subject to Agreement.  This Agreement shall apply to all Membership Interests of the Company which are now owned or hereafter acquired by or on behalf of any Person, whether by purchase, dividend, split, or other recapitalization, gift, devise, or any other means whatsoever.

2.5        Amendment of Agreement.  The terms and provisions of this Agreement may be amended, restated or terminated only by the agreement of the Members holding at least 66.67% of the Units having Governance Rights entitled to vote, except as may be otherwise specifically provided in this Agreement, provided, however, in no event may this Agreement be amended to provide for less than unanimous consent to avoid dissolution under Section 13.2.   Amending or restating this Agreement will not give rise to dissenters’ rights as provided in Section 10-32-54 of the LLC Act.

2.6        Enforcement of Agreement.  If a Person violates the terms of this Agreement, the Company and/or any Member may take legal action against such Person or pursue an order compelling such Person to do something or restraining such Person from doing something.  If a Person violates the terms of this Agreement, the Company and/or any Member will be entitled to recover from such Person reasonable attorney’s fees and costs incurred in connection with enforcing the terms of this Agreement.  If a court deems any term of this Agreement to be overly broad, superseded by the LLC Act, or otherwise unenforceable or void, the court may modify and thereafter enforce the term and the balance of this Agreement to the fullest extent permitted by law, or sever such term if it cannot be so modified and enforce all of the other terms of this Agreement to the fullest extent permitted by law.

2.7        Arbitration.  Any dispute arising out of or relating to this Agreement or the breach thereof (including fraud in the inducement) shall be discussed between the parties in a good-faith effort to arrive at a settlement.  If such dispute cannot be resolved through discussion, such dispute shall be settled by arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules.  The AAA Optional Rules for Emergency Measures of Protection shall also apply to the proceedings.  The arbitration shall be conducted in Burleigh County, North Dakota by a single arbitrator.  The costs of the arbitration, including the arbitrator’s compensation, shall be borne equally by the parties, except that the arbitrator shall have discretion to reallocate such costs.  Each party shall bear its own attorneys’ fees.  Judgment on the award may be entered in any court having jurisdiction thereof.

ARTICLE 3.
ORGANIZATION OF COMPANY

3.1        Formation of the Company.  The Company is a limited liability company formed pursuant to the terms of the LLC Act except as otherwise provided in this Agreement, and the rights and liabilities of the Persons owning or holding Membership Interests, Governors and Officers are as provided under the LLC Act, except as otherwise provided in this Agreement.

3.2        Term of the Company.  The Company shall exist perpetually until it is terminated in accordance with this Agreement and the LLC Act.

3.3        Indemnification.  The Company shall indemnify each Member, Governor, Officer and agent of the Company in such manner, under such circumstances, and to such extent as permitted by Section 10-32-99 of the LLC Act.

3.4        Tax Matters.

(1)
Tax Status.  The Company shall be classified and taxed as a partnership for federal and state income tax purposes except to the extent that the Company is to be disregarded as an entity for federal and state income tax purposes pursuant to applicable provisions of the Code.  If the Company is disregarded for income tax purposes, the Company shall not be disregarded as a separate legal entity for any other purpose, including but not limited to, diminishing in any respect the LLC Act providing that a Person owning or holding Membership Interests, Governor, Officer or other agent of the Company is not, merely on account of such status, personally liable for the acts, debts, liabilities, or obligations of the Company.

(2)
Tax Matters Partner.  Any “tax matters partner” of the Company required to be appointed by the Code shall be the Person selected by the Board that meets the qualifications of the Code and applicable Treasury Regulations.

(3)
Tax Elections.  All elections permitted or required to be made for federal or state income tax purposes on behalf of the Company, including but not limited to, the election under Section 754 of the Code, and all revocations of such elections, shall be made by the Board.

ARTICLE 4.
MEMBERSHIP INTERESTS, UNITS AND REGISTRATION

4.1        Class of Membership Interests.  The Company shall initially have one class of Membership Interests, having the Governance Rights and Financial Rights described in this Agreement.  The Board may establish one or more additional classes or series of Units, designate each such additional class or series, and fix the relative rights and preferences of each such additional class or series.

4.2        Additional Classes of Membership Interests.  Membership Interests of the Company of a different class or series than the existing Membership Interests may only be issued by the Board.

4.3        Units.  The Company shall use Units to designate Membership Interests for purposes of allocating income, gain, receipt, loss, deduction, credit, and distribution; voting; and such other purposes as provided in this Agreement.

(1)
General.  Each Unit shall represent Governance Rights consisting of one vote per Unit when a vote is permitted or required by this Agreement and the LLC Act and Financial Rights consisting of the right to the allocations of income, gain, receipt, loss, deduction and credit and the right to distributions as provided in the Agreement.

(2)
Assignment.  If any Governance Rights or Financial Rights are separately assigned as provided in this Agreement, the Company shall reflect in the required records of the Company the number of Units designating Governance Rights and the number of Units designating Financial Rights.

(3)
Required Records.  Ownership of Membership Interests and the Units designating Membership Interests, including the Governance Rights and Financial Rights, shall be as is reflected in the required records of the Company and shall be binding on the Company only to the extent so reflected.  No transfer or assignment of Membership Interests, Governance Rights or Financial Rights and no designation of Units shall be effective until reflected in the required records of the Company and then only to the extent so reflected.  The Company may request written evidence of any transfer or assignment in a form and content acceptable to the Company before reflecting any such transfer, assignment, or designation in the required records of the Company.  Any allocations of income, gain, receipt, loss, deduction, credit, and distribution by the Company and votes made, in each case, in reliance on the Company’s required records shall acquit the Company of all liability to any Person who may have an interest in such allocations, distributions, or vote.

ARTICLE 5.
CAPITAL AND OTHER ACCOUNTS

5.1        Required Capital Accounts.

(1)
Establishment and Operation of Accounts.  The Company shall maintain a separate Capital Account for each Person owning a Membership Interest having Financial Rights in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  Each such Capital Account shall be (i) increased by the initial contribution made to the Company by such Person; (ii) increased by additional contributions, if any, made to the Company by such Person; (iii) decreased by distributions made from the Company to such Person; and (iv) otherwise adjusted as provided in this Agreement.

(2)
Maintenance of Accounts.  The Capital Accounts shall be maintained in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may, notwithstanding any other provisions in this Agreement, alter the method by which Capital Accounts are maintained in order to comply with Section 704(b) of the Code and applicable Treasury Regulations.

(3)
Events Triggering Revaluation.  The Board shall restate the value of the Capital Accounts (and by so doing the value of the old contributions) upon (i) any contribution made to the Company; (ii) any distribution from the Company that was not made in proportion to all Units; and (iii) the determination by the Board that a re-valuation is appropriate to maintain Capital Accounts in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may use any method it determines appropriate to revalue the Capital Accounts.  If a contribution is made to the Company, absent any valuation method specifically adopted by the Board, the Capital Accounts shall be deemed to have been revalued by the Board such that, immediately after the receipt of such contribution, the value of each Capital Account for each Person owning a Membership Interest having Financial Rights will bear the same proportion to the value of all Capital Accounts for all Persons owning Membership Interests having Financial Rights as the number of such Person’s Units designating Financial Rights bears to all of the Units designating Financial Rights.  It is intended that the methods of revaluation of Capital Accounts provided in this Section of the Agreement override Section 10-32-57 of the LLC Act including the revaluation of the old contributions.

5.2        Additional Accounts.  The Company may maintain additional accounts for each Person owning a Membership Interest having Financial Rights to reflect the equity shown on the Company’s financial statements, to record such Person’s basis for income tax purposes, or for any other purpose.

5.3        No Interest; Effect of Balances.  A positive balance in a Capital Account or any other account for a Person shall not bear interest; affect the allocation of income, gain, receipt, loss, deduction or credit to a Person; or entitle a Person to any distributions or other economic benefits.  A negative balance in a Capital Account or any other account for a Person shall not constitute an obligation of such Person to the Company except as specifically provided in this Agreement or as such Person may otherwise specifically agree in writing.

ARTICLE 6.
ALLOCATIONS

6.1        General Allocations.  All items of income, gain, receipt, loss, deduction, and credit of the Company for each fiscal year shall be allocated among all of the Persons owning Membership Interests having Financial Rights, and to such Person’s Capital Accounts, in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.

6.2        Allocations for Income Taxes.  The allocations in Section 6.1 apply with respect to allocations solely for income tax purposes except as provided in this Section 6.2.  Allocations pursuant to this Section 6.2 shall not affect, or in any way be taken into account in computing, any Person’s Capital Account, right to vote, or allocable shares of income, gain, receipt, loss, deduction, credit or distribution as provided in any other Section of this Agreement.

(1)
Section 704(c).  Income, gain, receipt, loss, deduction, and credit with respect to any property contributed to the Company shall, solely for income tax purposes, be allocated so as to take account of any variation between the adjusted basis of such property to the Company for income tax purposes and the value ascribed to such property in the Company’s books and records in accordance with Section 704(c) of the Code and applicable Treasury Regulations.  In addition, if the Capital Accounts or any asset of the Company is revalued pursuant to the provisions of this Agreement or Section 704(b) of the Code and applicable Treasury Regulations, subsequent allocations of income, gain, receipt, loss, deduction, and credit for income tax purposes with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its adjusted value in the same manner as under Section 704(c) and applicable Treasury Regulations.  Any elections or other decisions relating to such allocations shall be made by the Board.

(2)
Section 754.  Any election by the Company under Section 754 of the Code to adjust the basis of the Company assets pursuant to Section 734 of the Code or Section 743 of the Code shall be made in the sole discretion of the Board.  If such an election is made, allocations of Company items of income, gain, receipt, loss, deduction, and credit shall be made in a manner consistent with such allocation of items in accordance with Section 734 and/or Section 743 of the Code, as the case may be.

(3)
Section 706(d).  In the event of any changes in Membership Interests during a fiscal year, then for purposes of this Article 6, the Board shall take into account the requirements of Section 706(d) of the Code and shall have the right to select any method of determining the varying interests of the Persons owning Membership Interests of the Persons owning Membership Interests having Financial Rights during the year which satisfies Section 706(d) of the Code.

ARTICLE 7.
DISTRIBUTIONS

7.1        Distributions.

(1)
Interim Distributions.  Subject to Section 10-32-64 of the LLC Act, distributions may be made from the Company at such times and in such amounts as determined from time to time by the Board to the Persons owning Membership Interests having Financial Rights in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-60 of the LLC Act.

(2)	Terminating Distributions. Upon termination of the Company, assets of the Company, including proceeds from liquidation of the Company’s assets, shall be applied in the following order of priority:

(a)
To creditors of the Company, including Persons owning Membership Interests who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company other than liabilities for interim distributions or terminating distributions to Persons owning Membership Interests having Financial Rights.

(b)	To reasonable reserves, if any, deemed necessary by the Board to provide for the contingent liabilities of the Company.

(c)
To Persons owning Membership Interests having Financial Rights in the proportion of each Person’s positive Capital Account balance.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-131, subd. 1(c) of the LLC Act.

7.2        Liquidations.  Notwithstanding anything herein to the contrary, the Board may provide for non-pro rata distributions in the event of a distribution that reduces the outstanding Membership Interests of a Person.

7.3        In Kind.  Distributions from the Company may be in cash or in kind, but no Person shall have any right to demand and receive any distribution from the Company in any form other than cash.

ARTICLE 8.
ISSUANCE OF MEMBERSHIP INTERESTS AND UNITS; CONTRIBUTIONS

8.1        Issuance of Membership Interests and Units.  The Board is authorized to accept contributions, issue, sell and deliver Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized to such Persons, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall establish a price in money or other consideration, or a minimum price, or a general formula or method by which the price of such Membership Interests shall be determined.  The Board shall also fix the number of Units to designate such Membership Interests.  There is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board.  If the Board does not specifically designate when issuing Membership Interests pursuant to this Agreement that such Membership Interest has Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, such Membership Interest shall be deemed to have both Governance Rights and Financial Rights for all purposes of this Agreement.

8.2        Issuance of Rights to Purchase.  The Board is further authorized to enter into contribution agreements and contribution allowance agreements and to otherwise grant and issue rights to subscribe for, purchase, exchange securities for, or to convert securities into, Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized with such Persons, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall fix the terms, provisions and conditions of such agreements, including the price in money or other consideration, or a minimum price, or a general formula or method by which the price of the Membership Interests shall be determined or the exchange or conversion basis or the price at which such Membership Interests may be purchased or subscribed for.  The Board shall also fix the number of Units to designate such Membership Interests.  There is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board.

8.3        Unit Dividends and Splits.  The Board shall have the authority to declare and effect any dividend or split of any Units used to designate the class of Membership Interest of the Company that is then authorized in which the number of Units of such Membership Interests are increased or decreased ratably.

8.4        Valuation of Contributions.  The Board shall value all non-monetary contributions made to the Company in exchange for Membership Interests.  Whenever the Company accepts contributions, the Board shall also revalue the Capital Accounts as provided in Article 5 of this Agreement.

8.5        Preemptive Rights.  No Member, merely because of such Member’s status as a Member or an owner of Units, shall have any preemptive rights to purchase any Units proposed to be sold or issued by the Company.  Nothing in this Agreement shall limit the right of the Company to grant, by contract or otherwise, preemptive or first refusal rights to one or more Members.

ARTICLE 9.
ADMISSION OF MEMBERS

9.1        Admission Following Issuance of Membership Interest.  If the Board issues Membership Interests having Governance Rights to a Person who is not then a Member, such Person shall be admitted as a Member as of the effective date that (i) such Person pays or is required to pay to the Company the amount the Board determines to be contributed to the Company in exchange for the Membership Interests to be issued to such Person, and (ii) such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  If the Board issues Membership Interests to a Person who is then a Member, such Person shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.  Upon completion of any of such actions, the Company shall reflect the name and address of the Member; the nature and type of contribution; the type of Membership Interest, including the Governance Rights and Financial Rights; and the number of Units designating such Membership Interest in the required records of the Company as of such effective date.

9.2        Admission Following Transfer or Assignment.  The following provisions apply to transferees or assignees of Membership Interests.

(1)
Assignment Which Includes Governance Rights.  Any transferee or assignee of a Membership Interest having Governance Rights who is not already a Member may be admitted, subject to the affirmative approval of such transferee or assignee as a Member by the Board, as a Member with respect to such Membership Interest as of the effective date that such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  Any transferee or assignee of a Membership Interest in the Company who is already a Member shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.

(2)
Assignee of Only Financial Rights.  Any Person who is not a Member but who is a transferee or assignee of a Membership Interest having only Financial Rights shall entitle such Person to receive, to the extent assigned, the share of the profits and losses and the distributions to which the assignor would otherwise be entitled but shall not entitle or empower such Person to become a Member, to exercise any Governance Rights, to receive any notices from the Company or to cause dissolution of the Company.

(3)
Reflection in Required Records.  Upon completion of any such actions, the Company shall reflect in the required records of the Company the name and address of the transferee or assignee; the nature and extent of the transfer or assignment; the type of Membership Interest so transferred or assigned; whether the Governance Rights or Financial Rights or both were transferred or assigned; and the number of Units used to designate such Membership Interest.

ARTICLE 10.
MEMBERS

10.1      Voting.  Each Member shall have one vote for each Unit having Governance Rights entitled to vote that is reflected in the name of such Member in the required records of the Company.  It is intended that the method of voting by Members provided in this Section and throughout this Agreement is intended to override Section 10-32-40.1, subd. 5.  At each meeting of the Members, every Member owning Units having Governance Rights entitled to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such Member.  Procedures for notice, voting, and conduct of any meeting of Members shall be as provided in the Operating Agreement of the Company.

ARTICLE 11.
BOARD OF GOVERNORS

11.1      General Authority.  The business and affairs of the Company shall be directed by a Board of Governors, which shall be composed of governors elected in the manner and shall operate in the manner provided in the Operating Agreement of the Company.

ARTICLE 12.
OFFICERS

12.1      General Authority.  The business and affairs of the Company shall be managed by the Officers subject to the direction of the Board of Governors, which Officers shall operate in the manner provided in the Operating Agreement of the Company.

ARTICLE 13.
EVENTS TERMINATING MEMBERSHIP

13.1      Events of Termination.  The continued membership of a Member in the Company is terminated upon the first to occur of any of the following events occurring with respect to a Member (each an “Event of Termination”):

(1)	The Member’s death;

(2)	The Member’s retirement or resignation as a Member of the Company as defined in Section 10-32-30 of the LLC Act;

(3)	The redemption of such Member’s complete Membership Interest in the Company;

(4)	An assignment or a buyout of such Member’s Membership Interest that leaves such Member with no Governance Rights as provided in Sections 10-32-32 or 10-32-119 of the LLC Act;

(5)	The Member’s bankruptcy;

(6)
The dissolution of such Member that is a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, operation, business trust, estate, trust, enterprise, or any other legal or commercial entity;

(7)	A merger in which the Company is not the surviving organization; or

(8)	The occurrence of any other event that terminates the continued membership of the Member in the Company.

13.2      Effect of Event of Termination.  If an Event of Termination occurs with respect to any Member, the following provisions shall apply:

(1)
Dissolution Avoidance Consent. An event that terminates the continued membership of a Member shall not cause the company to be dissolved unless it is the last or sole member of the Company. After the occurrence of an event, as provided in Section 13.1, that terminates the continued membership of another Member in the Company, each remaining Member may be asked to consent to the continuation of the Company as a legal entity without dissolution and to the continuation of its business, pursuant to the power set forth in Article V of the Articles of Organization of the Company.

(2)
Effect on Member.  An Event of Termination does not give a Member a right to have such Member’s Membership Interest purchased except as specifically provided in this Agreement.  The Membership Interest of such Member shall continue to have the same Governance Rights and Financial Rights as existed immediately prior to such Event of Termination except to the extent that such Event of Termination resulted in the redemption of such Membership Interest or the cancellation of such Membership Interest as in the event of a merger in which the Company is not the surviving organization.

(3)
Effect on Transferee or Assignee.  Any transferee or assignee of such Member’s Membership Interest having Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement; provided, if such Event of Termination occurs with respect to the last or sole Member of the Company, the legal representative of such Member shall be deemed to be admitted as a Member as of the effective date of such Event of Termination and shall be deemed to own the Membership Interest owned by such Member immediately prior to such Event of Termination, including all Governance Rights and Financial Rights, and, in such event, the Company shall not be dissolved as provided in Section 10-32-109 of the LLC Act.

ARTICLE 14.
TRANSFERS AND RESTRICTIONS REGARDING MEMBERSHIP INTERESTS

14.1      Permitted Transfer or Assignment.  A Person may freely transfer or assign all or any portion of such Person’s Membership Interest, including Governance Rights and/or Financial Rights, under the following conditions:

(1)	by sale, gift, or devise to a spouse or child of such Person;

(2)	following the death, withdrawal, bankruptcy, divorce, separation, dissolution or termination of such Person;

(3)
by a Person and any related persons (as defined in Section 267(b) of the Code) in one or more transactions during any thirty (30) calendar day period of Membership Interests representing in the aggregate less than two percent (2%) of the total outstanding Membership Interests in the Company;

(4)	by a Person and any other Persons, acting together, of Membership Interests representing in the aggregate more than fifty percent (50%) of the total outstanding Membership Interests in the Company;

(5)	by transfer effected through a qualified matching service program;

(6)	or otherwise, subject to the restrictions set forth in this Agreement.

The transferor or assignor of all or any such portion of such Membership Interest shall continue to be a Member of the Company to the extent such transferor or assignor retains a Membership Interest having Governance Rights, but shall cease to be the owner of the Governance Rights and/or Financial Rights transferred or assigned.  The transferee or assignee of the Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement.

14.2      Conditions Precedent to Transfers. The Board of Governors, in its sole discretion, may elect not to recognize any transfer of Units unless and until the Company has received:

                           (1)         an opinion of counsel (whose fees and expenses shall be borne by the transferor) satisfactory in form and substance to the Board that such transfer may be lawfully made without registration or qualification under applicable state and federal securities laws, or such transfer is properly registered or qualified under applicable state and federal securities laws and if, requested by the Company that such transfer will not cause the company to be treated as a publicly traded partnership;

                           (2)         such documents and instruments of conveyance executed by the transferor and transferee as may be necessary or appropriate in the opinion of counsel to the Company to effect such transfer, except that in the case of a transfer of units involuntarily by operation of law, the transfer shall be confirmed by presentation of legal evidence of such transfer, in form and substance satisfactory to the Company;

                           (3)         the transferor’s Unit certificate;

                           (4)         the transferee’s taxpayer identification number and sufficient information to determine the transferee’s initial tax basis in the interest transferred, and any other information reasonably necessary to permit the company to file all required federal and state tax returns and other legally required information statements or returns; and

                           (5)         other conditions on the transfer of units adopted by the Board from time to time as it deems appropriate, in its sole discretion.

IN WITNESS WHEREOF, the Company and Members have executed this Agreement with all of the schedules referenced herein effective as of the date first above written.

RED TRAIL ENERGY, LLC

By:	/s/ Mike Appert
Its: Chairman

COUNTERPART SIGNATURE PAGE
TO
MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

IN WITNESS WHEREOF, ______________________ has executed this Member Control Agreement of Red Trail Energy, LLC dated effective as of ___________________, 20__, as of _______________________, 20__.

SCHEDULE A
TO
MEMBER CONTROL AGREEMENT
OF
RED TRAIL ENERGY, LLC

Name	Addresses	Number of Units With Full Governance and Financial Rights

APPENDIX D

    PROPOSED SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

This Second Amended and Restated Member Control Agreement for Red Trail Energy, LLC is dated effective as of _________, 2010 by and among Red Trail Energy, LLC, a North Dakota limited liability company, and the Persons named on the attached Schedule A.

ARTICLE 1.
DEFINITIONS

1.1            Defined Terms.  The terms defined in this Article shall have the meanings given to them in this Article for purposes of this Agreement and the Operating Agreement of the Company, as may be amended from time to time.  Certain other capitalized terms in this Agreement may be defined elsewhere in this Agreement.  All defined terms in this Agreement include the singular and the plural as the context indicates.

1.2            Agreement.  “Agreement” means this Member Control Agreement as amended or restated.

1.3            Articles of Organization.  “Articles of Organization” or “Articles” means the Articles of Organization for the Company filed with the North Dakota Secretary of State as amended or restated.

1.4            Board of Governors.  “Board of Governors” or “Board” means the Board of Governors of the Company.

1.5            Capital Accounts.  “Capital Accounts” mean the capital accounts required to be maintained by the Company for each Member as provided in this Agreement.

1.6            Class A Member.  “Class A Member” means any Person who: (i) has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units.  “Class A Members” means all such Persons.

1.7            Class A Unit.  “Class A Unit” means an ownership interest in the Company representing a capital contribution made as provided in Article 4 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Operating Agreement.

1.8            Class A Unit Holder(s).  “Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.

1.9             Class B Member.  “Class B Member” means any Person who: (i) has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class B Units.  “Class B Members” means all such Persons.

1.10           Class B Unit.  “Class B Unit” means an ownership interest in the Company representing a capital contribution made as provided in Article 4 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Operating Agreement.

1.11           Class B Unit Holder(s).  “Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.

1.12           Class C Member.  “Class C Member” means any Person who: (i) has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class C Units.  “Class C Members” means all such Persons.

1.13           Class C Unit.  “Class C Unit” means an ownership interest in the Company representing a capital contribution made as provided in Article 4 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Operating Agreement.

1.14           Class C Unit Holder(s).  “Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.

1.15           Classification.  “Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Members of record, and fewer than 500 Members in any other class, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC.

1.16           Classification Date.  “Classification Date” means 5:00 p.m. on _________, 2010.

1.17           Code.  “Code” means the Internal Revenue Code of 1986, as amended, and any comparable successor to such Code.  All references to a section of the Code shall mean and include any subsequent amendment or replacement of such section.

1.18           Company.  “Company” means Red Trail Energy, LLC.

1.19           Event of Termination.  An “Event of Termination” means an event described in Section 13.1.

1.20           Financial Rights.  “Financial Rights” mean a Unit Holder’s rights to share in income, gain, receipt, loss, deduction, credit and distribution as provided in this Agreement and any right to assign such rights.

1.21           Governance Rights.  “Governance Rights” means all of a Member’s rights as a Member in the Company except for Financial Rights or any right to assign Financial Rights, including, a Member’s right to vote as set forth in this Agreement, the Operating Agreement, or required by the LLC Act.  The Governance Rights of a Member shall mean as to any matter to which the Member is entitled to vote hereunder, under the Operating Agreement or as may be required under the LLC Act, the right to one (1) vote for each Unit registered in the same of such Member as shown in the Membership Registry.

1.22           Governor.  “Governor” or “Board member” means each natural person serving on the Board.  Governors or Board members are collectively referred to as “Governors” or “Board members.”  A Governor must be a Member of the Company, or an authorized representative of an entity member.

1.23           LLC Act.  “LLC Act” means the North Dakota limited liability company act, as amended, and any comparable successor to such LLC Act.  All references to a section of the LLC Act shall mean and include any subsequent amendment or replacement of such section.

1.24           Members.  “Members” mean all Persons reflected in the Membership Register of the Company as the owners of Membership Interest.  Members are individually referred to as a “Member.”  A Person may be a Member without having voting rights, but a Person is not a Member if the Person’s Membership Interest consists only of Financial Rights.

1.25           Membership Interest.  “Membership Interest” means the interest in the Company consisting of each Person’s Financial Rights and Governance Rights and any right such Person has to assign such Person’s Financial Rights and/or Governance Rights.  The Membership Interests for all such Persons are collectively referred to as the “Membership Interests.”

1.26           Membership Registry.  “Membership Registry” means the membership register maintained by the Company at its principal office or a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Accounts of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

1.27           Officer.  “Officer” means the natural person elected, appointed, or otherwise designated as an Officer pursuant to this Agreement, the Operating Agreement, and/or the LLC Act, including the President and Treasurer.  An Officer need not be a Member of the Company.  An Officer is a “Manager” for purposes of the LLC Act.

1.28           Operating Agreement.  “Operating Agreement” means the Operating Agreement of the Company, as effect and amended from time to time.

1.29           Person.  “Person” includes a natural person or a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity.

1.30           Required Records.  “Required Records” shall have the meaning as set forth in Section 10-32-02(55) of the Act and shall specifically include the Company’s Membership Registry.

1.31           Treasury Regulations.  The “Treasury Regulations” mean the treasury regulations promulgated under the Code.

1.32           Unit Holder(s).  Unit Holder(s) means the owner(s) of one more Units.

1.32           Units.  “Units” are used to designate Membership Interests, collectively of all classes, as provided in Article 4 of this Agreement.

ARTICLE 2.
SCOPE AND EFFECT OF AGREEMENT

2.1             Member Control Agreement.  The Persons who are parties to this Agreement intend to make specific arrangements relating to the (i) formation, operations, ownership, governance, management, and dissolution of the Company; (ii) allocation of income, receipt, gain, loss, deduction, credit, and distribution; (iii) receipt of additional capital, admission of new Members and all valuation issues associated with the receipt of such additional capital and admission of Members; (iv) transfer or encumbrance, whether voluntary or involuntary, of Membership Interests; and (v) other matters related to the Company.  This Agreement shall constitute a Member Control Agreement under Section 10-32-50 of the LLC Act.  It is expressly intended that, during the entire term of this Agreement, the provisions of this Agreement shall supersede any provisions of the LLC Act, as they now exist or as may be subsequently amended or restated, that are inconsistent or conflict with the provisions of this Agreement to the maximum extent permitted by law.

2.2             Prior Agreements.  This Agreement supersedes all prior agreements to which any or all of the parties to this Agreement are parties to the extent that such prior agreements are inconsistent with this Agreement and specifically supersedes the Amended and Restated Member Control Agreement dated May 28, 2009.

2.3             Parties Subject to Agreement.  This Agreement shall be binding on and inure to the benefit of the Company; each Person owning a Membership Interest; and their respective heirs, legal representatives, successors, and assigns.  This Agreement is enforceable by and against Persons who are parties to this Agreement, and this Agreement is binding upon and enforceable against Persons who acquire an interest in a Membership Interest or in a contribution agreement having knowledge of the existence of this Agreement.  A Person’s express agreement to be bound by this Agreement or any amendment or restatement of this Agreement may be evidenced by such Person or such Person’s legal representative either (i) signing this Agreement or such amendment or restatement, or any predecessor Member Control Agreement of the Company; (ii) signing a signature page to this Agreement or such amendment or restatement that references this Agreement and/or such amendment or restatement, or signing a signature page to any predecessor Member Control Agreement of the Company; or (iii) signing any other document, statement or instrument that evidences agreement to be a party to this Agreement and/or such amendment or restatement, or signing any other document, statement or instrument that evidences agreement to be a party to any predecessor Member Control Agreement of the Company.

2.4             Membership Interests Subject to Agreement.  This Agreement shall apply to all Membership Interests of the Company which are now owned or hereafter acquired by or on behalf of any Person, whether by purchase, dividend, split, or other recapitalization, gift, devise, or any other means whatsoever.

2.5             Amendment of Agreement.  The terms and provisions of this Agreement may be amended, restated or terminated only by the agreement of the Class A Members holding at least 66.67% of the Class A Units having Governance Rights entitled to vote, except as may be otherwise specifically provided in this Agreement, provided, however, in no event may this Agreement be amended to provide for less than unanimous consent to avoid dissolution under Section 13.2.   Amending or restating this Agreement will not give rise to dissenters’ rights as provided in Section 10-32-54 of the LLC Act.  Notwithstanding any provision of this Section 2.5 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Financial Rights of a Member.

2.6             Enforcement of Agreement.  If a Person violates the terms of this Agreement, the Company and/or any Member may take legal action against such Person or pursue an order compelling such Person to do something or restraining such Person from doing something.  If a Person violates the terms of this Agreement, the Company and/or any Member will be entitled to recover from such Person reasonable attorney’s fees and costs incurred in connection with enforcing the terms of this Agreement.  If a court deems any term of this Agreement to be overly broad, superseded by the LLC Act, or otherwise unenforceable or void, the court may modify and thereafter enforce the term and the balance of this Agreement to the fullest extent permitted by law, or sever such term if it cannot be so modified and enforce all of the other terms of this Agreement to the fullest extent permitted by law.

2.7             Arbitration.  Any dispute arising out of or relating to this Agreement or the breach thereof (including fraud in the inducement) shall be discussed between the parties in a good-faith effort to arrive at a settlement.  If such dispute cannot be resolved through discussion, such dispute shall be settled by arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules.  The AAA Optional Rules for Emergency Measures of Protection shall also apply to the proceedings.  The arbitration shall be conducted in Burleigh County, North Dakota by a single arbitrator.  The costs of the arbitration, including the arbitrator’s compensation, shall be borne equally by the parties, except that the arbitrator shall have discretion to reallocate such costs.  Each party shall bear its own attorneys’ fees.  Judgment on the award may be entered in any court having jurisdiction thereof.

ARTICLE 3.
ORGANIZATION OF COMPANY

3.1             Formation of the Company.  The Company is a limited liability company formed pursuant to the terms of the LLC Act except as otherwise provided in this Agreement, and the rights and liabilities of the Persons owning or holding Membership Interests, Governors and Officers are as provided under the LLC Act, except as otherwise provided in this Agreement.

3.2             Term of the Company.  The Company shall exist perpetually until it is terminated in accordance with this Agreement and the LLC Act.

3.3             Indemnification.  The Company shall indemnify each Member, Governor, Officer and agent of the Company in such manner, under such circumstances, and to such extent as permitted by Section 10-32-99 of the LLC Act.

3.4             Tax Matters.

(1)             Tax Status.  The Company shall be classified and taxed as a partnership for federal and state income tax purposes except to the extent that the Company is to be disregarded as an entity for federal and state income tax purposes pursuant to applicable provisions of the Code.  If the Company is disregarded for income tax purposes, the Company shall not be disregarded as a separate legal entity for any other purpose, including but not limited to, diminishing in any respect the LLC Act providing that a Person owning or holding Membership Interests, Governor, Officer or other agent of the Company is not, merely on account of such status, personally liable for the acts, debts, liabilities, or obligations of the Company.

(2)             Tax Matters Partner.  Any “tax matters partner” of the Company required to be appointed by the Code shall be the Person selected by the Board that meets the qualifications of the Code and applicable Treasury Regulations.

(3)             Tax Elections.  All elections permitted or required to be made for federal or state income tax purposes on behalf of the Company, including but not limited to, the election under Section 754 of the Code, and all revocations of such elections, shall be made by the Board.

ARTICLE 4.
MEMBERSHIP INTERESTS, UNITS AND REGISTRATION

4.1             Class of Membership Interests.  A Member’s Membership Interest in the Company shall be designated in Units.  Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:

(1)
Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of fifty thousand (50,000) or more Units on the Classification Date shall, by virtue of this Section 4.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

(2)
Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of ten thousand and one (10,001) Units but no more than forty nine thousand nine hundred ninety-nine (49,999) Units on the Classification Date shall by virtue of this Section 4.1 without any action on the part of the holder thereof, hereafter classified as a Class B Unit; and

(3)
Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of ten thousand (10,000) or less Units on the Classification Date shall by virtue of this Section 4.1 without any action on the part of the holder thereof, hereafter classified as a Class C Unit.

The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Classification Date, as provided in this Section 4.1, shall remain in effect permanently following the Classification Date.

4.2         Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs to act for or bind the Company in any way.

4.3         Additional Classes of Membership Interests.  The Board may establish one or more additional classes or series of Units, designate each such additional class or series, and fix the relative rights and preferences of each such additional class or series. Membership Interests of the Company of a different class or series than the existing Membership Interests may only be issued by the Board.

4.4         Units.  The Company shall use Units to designate Membership Interests for purposes of allocating income, gain, receipt, loss, deduction, credit, and distribution; voting; and such other purposes as provided in this Agreement.

(1)         General.  Each Unit shall represent Governance Rights consisting of one vote per Unit when a vote is permitted or required by this Agreement, the Operating Agreement, or the LLC Act, and Financial Rights consisting of the right to the allocations of income, gain, receipt, loss, deduction and credit and the right to distributions as provided in the Agreement.

(2)         Assignment.  If any Governance Rights or Financial Rights are separately assigned as provided in this Agreement, the Company shall reflect in the Required Records, including the Member Registry, of the Company the number of Units designating Governance Rights and the number of Units designating Financial Rights.

(3)         Required Records.  Ownership of Membership Interests and the Units designating Membership Interests, including the Governance Rights and Financial Rights, shall be as is reflected in the Required Records of the Company and shall be binding on the Company only to the extent so reflected.  No transfer or assignment of Membership Interests, Governance Rights or Financial Rights and no designation of Units shall be effective until reflected in the Required Records of the Company and then only to the extent so reflected.  The Company may request written evidence of any transfer or assignment in a form and content acceptable to the Company before reflecting any such transfer, assignment, or designation in the Required Records of the Company.  Any allocations of income, gain, receipt, loss, deduction, credit, and distribution by the Company and votes made, in each case, in reliance on the Company’s Required Records shall acquit the Company of all liability to any Person who may have an interest in such allocations, distributions, or vote.

ARTICLE 5.
CAPITAL AND OTHER ACCOUNTS

5.1           Required Capital Accounts.

(1)           Establishment and Operation of Accounts.  The Company shall maintain a separate Capital Account for each Person owning a Membership Interest having Financial Rights in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  Each such Capital Account shall be (i) increased by the initial contribution made to the Company by such Person; (ii) increased by additional contributions, if any, made to the Company by such Person; (iii) decreased by distributions made from the Company to such Person; and (iv) otherwise adjusted as provided in this Agreement.

(2)           Maintenance of Accounts.  The Capital Accounts shall be maintained in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may, notwithstanding any other provisions in this Agreement, alter the method by which Capital Accounts are maintained in order to comply with Section 704(b) of the Code and applicable Treasury Regulations.

(3)           Events Triggering Revaluation.  The Board shall restate the value of the Capital Accounts (and by so doing the value of the old contributions) upon (i) any contribution made to the Company; (ii) any distribution from the Company that was not made in proportion to all Units; and (iii) the determination by the Board that a re-valuation is appropriate to maintain Capital Accounts in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may use any method it determines appropriate to revalue the Capital Accounts.  If a contribution is made to the Company, absent any valuation method specifically adopted by the Board, the Capital Accounts shall be deemed to have been revalued by the Board such that, immediately after the receipt of such contribution, the value of each Capital Account for each Person owning a Membership Interest having Financial Rights will bear the same proportion to the value of all Capital Accounts for all Persons owning Membership Interests having Financial Rights as the number of such Person’s Units designating Financial Rights bears to all of the Units designating Financial Rights.  It is intended that the methods of revaluation of Capital Accounts provided in this Section of the Agreement override Section 10-32-57 of the LLC Act including the revaluation of the old contributions.

5.2           Additional Accounts.  The Company may maintain additional accounts for each Person owning a Membership Interest having Financial Rights to reflect the equity shown on the Company’s financial statements, to record such Person’s basis for income tax purposes, or for any other purpose.

5.3           No Interest; Effect of Balances.  A positive balance in a Capital Account or any other account for a Person shall not bear interest; affect the allocation of income, gain, receipt, loss, deduction or credit to a Person; or entitle a Person to any distributions or other economic benefits.  A negative balance in a Capital Account or any other account for a Person shall not constitute an obligation of such Person to the Company except as specifically provided in this Agreement or as such Person may otherwise specifically agree in writing.

ARTICLE 6.
ALLOCATIONS

6.1           General Allocations.  All items of income, gain, receipt, loss, deduction, and credit of the Company for each fiscal year shall be allocated among all of the Persons owning Membership Interests having Financial Rights, and to such Person’s Capital Accounts, in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.

6.2           Allocations for Income Taxes.  The allocations in Section 6.1 apply with respect to allocations solely for income tax purposes except as provided in this Section 6.2.  Allocations pursuant to this Section 6.2 shall not affect, or in any way be taken into account in computing, any Person’s Capital Account, right to vote, or allocable shares of income, gain, receipt, loss, deduction, credit or distribution as provided in any other Section of this Agreement.

(1)           Section 704(c).  Income, gain, receipt, loss, deduction, and credit with respect to any property contributed to the Company shall, solely for income tax purposes, be allocated so as to take account of any variation between the adjusted basis of such property to the Company for income tax purposes and the value ascribed to such property in the Company’s books and records in accordance with Section 704(c) of the Code and applicable Treasury Regulations.  In addition, if the Capital Accounts or any asset of the Company is revalued pursuant to the provisions of this Agreement or Section 704(b) of the Code and applicable Treasury Regulations, subsequent allocations of income, gain, receipt, loss, deduction, and credit for income tax purposes with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its adjusted value in the same manner as under Section 704(c) and applicable Treasury Regulations.  Any elections or other decisions relating to such allocations shall be made by the Board.

(2)           Section 754.  Any election by the Company under Section 754 of the Code to adjust the basis of the Company assets pursuant to Section 734 of the Code or Section 743 of the Code shall be made in the sole discretion of the Board.  If such an election is made, allocations of Company items of income, gain, receipt, loss, deduction, and credit shall be made in a manner consistent with such allocation of items in accordance with Section 734 and/or Section 743 of the Code, as the case may be.

(3)           Section 706(d).  In the event of any changes in Membership Interests during a fiscal year, then for purposes of this Article 6, the Board shall take into account the requirements of Section 706(d) of the Code and shall have the right to select any method of determining the varying interests of the Persons owning Membership Interests of the Persons owning Membership Interests having Financial Rights during the year which satisfies Section 706(d) of the Code.

ARTICLE 7.
DISTRIBUTIONS

7.1           Distributions.

(1)           Interim Distributions.  Subject to Section 10-32-64 of the LLC Act, distributions may be made from the Company at such times and in such amounts as determined from time to time by the Board to the Persons owning Membership Interests having Financial Rights in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-60 of the LLC Act.

(2)           Terminating Distributions.  Upon termination of the Company, assets of the Company, including proceeds from liquidation of the Company’s assets, shall be applied in the following order of priority:

(a)           To creditors of the Company, including Persons owning Membership Interests who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company other than liabilities for interim distributions or terminating distributions to Persons owning Membership Interests having Financial Rights.

(b)           To reasonable reserves, if any, deemed necessary by the Board to provide for the contingent liabilities of the Company.

(c)           To Persons owning Membership Interests having Financial Rights in the proportion of each Person’s positive Capital Account balance.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-131, subd. 1(c) of the LLC Act.

7.2           Liquidations.  Notwithstanding anything herein to the contrary, the Board may provide for non-pro rata distributions in the event of a distribution that reduces the outstanding Membership Interests of a Person.

7.3           In Kind.  Distributions from the Company may be in cash or in kind, but no Person shall have any right to demand and receive any distribution from the Company in any form other than cash.

ARTICLE 8.
ISSUANCE OF MEMBERSHIP INTERESTS AND UNITS; CONTRIBUTIONS

8.1           Issuance of Membership Interests and Units.  The Board is authorized to accept contributions, issue, sell and deliver Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized to such Persons, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall establish a price in money or other consideration, or a minimum price, or a general formula or method by which the price of such Membership Interests shall be determined.  The Board shall also fix the number of Units to designate such Membership Interests.  There is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board, so long as such issuance shall not cause the Company to become subject to reporting obligations as a public company.  If an issuance of Units would case the Company to become subject to reporting obligations as a public company, such issuance must first be approved by the holders of a majority of Class A Governance Rights.

8.2           Issuance of Rights to Purchase.  The Board is further authorized to enter into contribution agreements and contribution allowance agreements and to otherwise grant and issue rights to subscribe for, purchase, exchange securities for, or to convert securities into, Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized with such Persons, whether Class A, Class B, or Class C Units, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall fix the terms, provisions and conditions of such agreements, including the price in money or other consideration, or a minimum price, or a general formula or method by which the price of the Membership Interests shall be determined or the exchange or conversion basis or the price at which such Membership Interests may be purchased or subscribed for.  The Board shall also fix the number of Units to designate such Membership Interests.  Subject to Section 8.1, there is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board.

8.3           Unit Dividends and Splits.  The Board shall have the authority to declare and effect any dividend or split of any Units used to designate the class of Membership Interest of the Company that is then authorized in which the number of Units of such Membership Interests are increased or decreased ratably.

8.4           Valuation of Contributions.  The Board shall value all non-monetary contributions made to the Company in exchange for Membership Interests.  Whenever the Company accepts contributions, the Board shall also revalue the Capital Accounts as provided in Article 5 of this Agreement.

8.5           Preemptive Rights.  No Member, merely because of such Member’s status as a Member or an owner of Units, shall have any preemptive rights to purchase any Units proposed to be sold or issued by the Company.  Nothing in this Agreement shall limit the right of the Company to grant, by contract or otherwise, preemptive or first refusal rights to one or more Members.

ARTICLE 9.
ADMISSION OF MEMBERS

9.1           Admission Following Issuance of Membership Interest.  If the Board issues Membership Interests having Governance Rights to a Person who is not then a Member, such Person shall be admitted as a Member as of the effective date that (i) such Person pays or is required to pay to the Company the amount the Board determines to be contributed to the Company in exchange for the Membership Interests to be issued to such Person, and (ii) such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  If the Board issues Membership Interests to a Person who is then a Member, such Person shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.  Upon completion of any of such actions, the Company shall reflect the name and address of the Member; the nature and type of contribution; the type of or class of Membership Interest, including the Governance Rights and Financial Rights; and the number of Units designating such Membership Interest in the Required Records of the Company as of such effective date.

9.2           Admission Following Transfer or Assignment.  The following provisions apply to transferees or assignees of Membership Interests.

(1)           Assignment Which Includes Governance Rights.  Any transferee or assignee of a Membership Interest having Governance Rights who is not already a Member may be admitted, subject to the affirmative approval of such transferee or assignee as a Member by the Board, as a Member with respect to such Membership Interest as of the effective date that such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  Any transferee or assignee of a Membership Interest in the Company who is already a Member shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.

(2)           Assignee of Only Financial Rights.  Any Person who is not a Member but who is a transferee or assignee of a Membership Interest having only Financial Rights shall entitle such Person to receive, to the extent assigned, the share of the profits and losses and the distributions to which the assignor would otherwise be entitled but shall not entitle or empower such Person to become a Member, to exercise any Governance Rights, to receive any notices from the Company or to cause dissolution of the Company.

(3)           Reflection in Required Records.  Upon completion of any such actions, the Company shall reflect in the Required Records of the Company the name and address of the transferee or assignee; the nature and extent of the transfer or assignment; the type of Membership Interest so transferred or assigned; whether the Governance Rights or Financial Rights or both were transferred or assigned; and the number of Units used to designate such Membership Interest.

ARTICLE 10.
MEMBERS

10.1           Voting.  Each Member shall have one vote for each Unit having Governance Rights entitled to vote that is reflected in the name of such Member in the Required Records of the Company.  It is intended that the method of voting by Members provided in this Section and throughout this Agreement is intended to override Section 10-32-40.1, subd. 5 of the Act.  At each meeting of the Members, every Member owning Units having Governance Rights entitled to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such Member.  Procedures for notice, voting, and conduct of any meeting of Members and variance of Governance Rights among the Classes of Members, shall be as provided herein and in the Operating Agreement of the Company.

10.2 Acts of Members. Except as otherwise required by law or specified in the Articles of Organization of the Company, herein, or in the Operating Agreement, the Members shall take action by the affirmative vote of the owners of the greater of (a) Units representing a majority of the Governance Rights of the Membership Interests present and entitled to vote on that item of business or (b) Units representing a majority of the Governance Rights of the Membership Interests that would constitute a quorum for the transaction of business at a duly held meeting of Members.

10.3 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Members of the Company may be taken without a meeting by written action signed by all of the Members entitled to vote on that action. Any action, if the Articles of Organization or this Agreement so provide, will be effective when a written action signed by the Members who own Governance Rights equal to the Governance Rights that would be required to take the same action at a meeting of the Members and entitled to vote on such action, unless a different effective time is provided in the written action. When written action is permitted to be taken by less than all Members, all Members shall be notified immediately of its text and effective date.

ARTICLE 11.
BOARD OF GOVERNORS

11.1           General Authority.  The business and affairs of the Company shall be directed by a Board of Governors, which shall be composed of governors elected in the manner and shall operate in the manner provided in this Agreement and the Operating Agreement of the Company.

11.2 Acts of Board. Except as otherwise required by law or specified in the Articles of Organization of the Company, this Agreement, or the Operating Agreement, assuming a quorum is present, the Board shall take action by the affirmative vote of a majority of the governors present at a duly held meeting.

11.3 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Governors of the Company may be taken without a meeting by written action signed by the number of governors who would be required to take the same action at a meeting of the governors at which all governors were present. The written action is effective when signed by the required governors unless a different effective time is provided in the written action. Notice of the text of such written action must be given in advance to all governors.

ARTICLE 12.
OFFICERS

12.1           General Authority.  The business and affairs of the Company shall be managed by the Officers, which is the same as a Manager under the North Dakota Limited Liability Company Act and the Operating Agreement, subject to the direction of the Board of Governors, which Officers shall operate in the manner provided in the Operating Agreement of the Company.

ARTICLE 13.
EVENTS TERMINATING MEMBERSHIP

13.1                                               Events of Termination.  The continued membership of a Member in the Company is terminated upon the first to occur of any of the following events occurring with respect to a Member (each an “Event of Termination”):

(1)                      The Member’s death;

(2)                      The Member’s retirement or resignation as a Member of the Company as defined in Section 10-32-30 of the LLC Act;

(3)                      The redemption of such Member’s complete Membership Interest in the Company;

(4)                      An assignment or a buyout of such Member’s Membership Interest that leaves such Member with no Governance Rights as provided in Sections 10-32-32 or 10-32-119 of the LLC Act;

(5)                      The Member’s bankruptcy;

(6)                      The dissolution of such Member that is a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, operation, business trust, estate, trust, enterprise, or any other legal or commercial entity;

(7)                      A merger in which the Company is not the surviving organization; or

(8)                      The occurrence of any other event that terminates the continued membership of the Member in the Company.

13.2           Effect of Event of Termination.  If an Event of Termination occurs with respect to any Member, the following provisions shall apply:

(1)             Dissolution Avoidance Consent. An event that terminates the continued membership of a Member shall not cause the company to be dissolved unless it is the last or sole member of the Company. After the occurrence of an event, as provided in Section 13.1, that terminates the continued membership of another Member in the Company, each remaining Member may be asked to consent to the continuation of the Company as a legal entity without dissolution and to the continuation of its business, pursuant to the power set forth in Article V of the Articles of Organization of the Company.

(2)           Effect on Member.  An Event of Termination does not give a Member a right to have such Member’s Membership Interest purchased except as specifically provided in this Agreement.  The Membership Interest of such Member shall continue to have the same Governance Rights and Financial Rights as existed immediately prior to such Event of Termination except to the extent that such Event of Termination resulted in the redemption of such Membership Interest or the cancellation of such Membership Interest as in the event of a merger in which the Company is not the surviving organization.

(3)           Effect on Transferee or Assignee.  Any transferee or assignee of such Member’s Membership Interest having Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement; provided, if such Event of Termination occurs with respect to the last or sole Member of the Company, the legal representative of such Member shall be deemed to be admitted as a Member as of the effective date of such Event of Termination and shall be deemed to own the Membership Interest owned by such Member immediately prior to such Event of Termination, including all Governance Rights and Financial Rights, and, in such event, the Company shall not be dissolved as provided in Section 10-32-109 of the LLC Act.

ARTICLE 14.
TRANSFERS AND RESTRICTIONS REGARDING MEMBERSHIP INTERESTS

14.1           Permitted Transfer or Assignment.  A Person may freely transfer or assign all or any portion of such Person’s Membership Interest, including Governance Rights and/or Financial Rights, under the following conditions:

(1)                      by sale, gift, or devise to a spouse or child of such Person;

(2)                      following the death, withdrawal, bankruptcy, divorce, separation, dissolution or termination of such Person;

(3)                      by a Person and any related persons (as defined in Section 267(b) of the Code) in one or more transactions during any thirty (30) calendar day period of Membership Interests representing in the aggregate less than two percent (2%) of the total outstanding Membership Interests in the Company;

(4)                      by a Person and any other Persons, acting together, of Membership Interests representing in the aggregate more than fifty percent (50%) of the total outstanding Membership Interests in the Company;

(5)                      by transfer effected through a qualified matching service program;

(6)                      if the transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended, unless otherwise consented to by the Board of Directors;

(7)                      if the transfer will not result in the number of Class B or Class C Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission, unless otherwise consented to by the Board of Directors;

(6)                      or otherwise, subject to the restrictions set forth in this Agreement.

The transferor or assignor of all or any such portion of such Membership Interest shall continue to be a Member of the Company to the extent such transferor or assignor retains a Membership Interest having Governance Rights, but shall cease to be the owner of the Governance Rights and/or Financial Rights transferred or assigned.  The transferee or assignee of the Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement.

14.2   Conditions Precedent to Transfers. The Board of Governors, in its sole discretion, may elect not to recognize any transfer of Units unless and until the Company has received:

                           (1)            an opinion of counsel (whose fees and expenses shall be borne by the transferor) satisfactory in form and substance to the Board that such transfer may be lawfully made without registration or qualification under applicable state and federal securities laws, or such transfer is properly registered or qualified under applicable state and federal securities laws and if, requested by the Company that such transfer will not cause the company to be treated as a publicly traded partnership;

                           (2)            such documents and instruments of conveyance executed by the transferor and transferee as may be necessary or appropriate in the opinion of counsel to the Company to effect such transfer, except that in the case of a transfer of units involuntarily by operation of law, the transfer shall be confirmed by presentation of legal evidence of such transfer, in form and substance satisfactory to the Company;

                           (3)            the transferor’s Unit certificate;

                           (4)            the transferee’s taxpayer identification number and sufficient information to determine the transferee’s initial tax basis in the interest transferred, and any other information reasonably necessary to permit the company to file all required federal and state tax returns and other legally required information statements or returns; and

                           (5)            other conditions on the transfer of units adopted by the Board from time to time as it deems appropriate, in its sole discretion.

IN WITNESS WHEREOF, the Company and Members have executed this Agreement with all of the schedules referenced herein effective as of the date first above written.

RED TRAIL ENERGY, LLC

By:
Its: Chairman

COUNTERPART SIGNATURE PAGE
TO
MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

IN WITNESS WHEREOF, ______________________ has executed this Member Control Agreement of Red Trail Energy, LLC dated effective as of _______________________, 20__, as of _______________________, 20__.

SCHEDULE A
TO
MEMBER CONTROL AGREEMENT
OF
RED TRAIL ENERGY, LLC

Name	Addresses	Class of Units

APPENDIX E

FORM 10-K FISCAL YEAR END
DECEMBER 31, 2009

FORM 10-Q FISCAL QUARTER END
JUNE 30, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the quarterly period ended June 30, 2010

☐	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from _____________ to ______________

Commission file number 000-53039

RED TRAIL ENERGY, LLC
(Name of registrant as specified in its charter)

NORTH DAKOTA	76-0742311
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3682 Highway 8 South, P.O. Box 11, Richardton, North Dakota	58652
(Address of principal executive offices)	(Zip Code)

(701) 974-3308
(Registrant’s telephone number)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
☒  Yes    ☐  No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).      ☐  Yes         ☐  No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐		Accelerated filer	☐
Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
☐  Yes     ☒  No

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:  As of August 13, 2010 there were 40,193,973 Class A Membership Units.

INDEX

2

PART I — FINANCIAL INFORMATION
Item 1. – Condensed Financial Statements
RED TRAIL ENERGY, LLC
CONDENSED BALANCE SHEETS

	June 30, 2010
	(Unaudited)	December 31, 2009
ASSETS
Current Assets
Cash and equivalents	$5,456,716	$13,214,091
Restricted cash	844,942	2,217,013
Accounts receivable	2,672,952	2,635,775
Derivative instruments, at fair value	―	129,063
Inventory	5,931,783	6,993,031
Prepaid expenses	169,398	195,639
Total current assets	15,075,791	25,384,612

Property, Plant and Equipment
Land	351,280	351,280
Land improvements	3,970,500	3,970,500
Buildings	5,312,995	5,312,995
Plant and equipment	79,441,785	79,199,850
Construction in progress	94,358	―
	89,170,918	88,834,625

Less accumulated depreciation	20,322,359	17,419,043
Net property, plant and equipment	68,848,559	71,415,582

Other Assets
Investment in RPMG	605,000	605,000
Patronage equity	309,990	192,207
Deposits	46,133	80,000
Total other assets	961,123	877,207
Total Assets	$84,885,473	$97,677,401

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Accounts payable	$6,755,687	$7,605,302
Accrued expenses	3,130,600	2,634,534
Derivative instruments, at fair value	90,225	806,490
Accrued loss on firm purchase commitments	60,000	―
Current maturities of long-term debt	8,830,434	6,500,000
Current portion of interest rate swaps, at fair value	888,343	785,591
Total current liabilities	19,755,289	18,331,917

Other Liabilities
Contracts payable	275,000	275,000

Long-Term Debt
Notes payable	27,498,384	43,620,025
Long-term portion of interest rate swaps, at fair value	1,270,532	1,575,095
Total long-term debt	28,768,916	45,195,120

Commitments and Contingencies

Members' Equity	36,086,268	33,875,364
Total Liabilities and Members' Equity	$84,885,473	$97,677,401

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

3

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF OPERATIONS

	Quarter Ended June 30, 2010 (Unaudited)	Quarter Ended June 30, 2009 (Unaudited)	Six Months Ended June 30, 2010 (Unaudited)	Six Months Ended June 30, 2009 (Unaudited)
Revenues
Ethanol, net of derivative fair value changes	$18,822,186	$19,462,830	$42,606,351	$36,366,832
Distillers grains	3,695,872	4,170,001	8,798,598	8,161,612
Total Revenue	22,518,058	23,632,831	51,404,949	44,528,444

Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	20,528,249	21,659,717	44,154,801	40,051,075
(Gain)/loss on firm purchase commitments	(42,000)	421,000	60,000	695,000
Lower of cost or market adjustment for inventory on hand	―	476,000	―	1,243,000
Depreciation	1,452,675	1,470,664	2,903,117	2,940,883
Total Cost of Goods Sold	21,938,924	24,027,381	47,117,918	44,929,958

Gross Margin (Deficit)	579,134	(394,550)	4,287,031	(401,514)

General and Administrative	586,172	701,337	1,226,327	1,482,347

Operating Income (Loss)	(7,038)	(1,095,887)	3,060,704	(1,883,861)

Interest Expense	773,439	566,216	1,862,357	1,871,437

Other income, net	6,890	402,450	1,012,557	444,671

Net Income (Loss)	$(773,587)	$(1,259,653)	$2,210,904	$(3,310,627)

Wtd Avg Units Outstanding - Basic	40,193,973	40,189,028	40,193,973	40,189,001

Net Income (Loss) Per Unit - Basic	$(0.02)	$(0.03)	$0.06	$(0.08)

Wtd Avg Units Outstanding - Diluted	40,193,973	40,189,028	40,193,973	40,189,001

Net Income (Loss) Per Unit - Diluted	$(0.02)	$(0.03)	$0.06	$(0.08)

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

4

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF CASH FLOWS

	Six months ended June 30, 2010 (Unaudited)		Six months ended June 30, 2009 (Unaudited)
Cash Flows from Operating Activities
Net income (loss)		$2,210,904	$(3,310,627)
Adjustment to reconcile net income (loss) to net cash provided by operating activities:
Depreciation		2,903,316	2,969,586
Amortization and write-off of debt financing costs		―	567,385
Change in fair value of derivative instruments		(588,305)	447,739
Change in fair value of interest rate swaps		506,846	(682,827)
Equity-based compensation		―	3,334
Equity-based compensation non-cash write-off		―	(52,635)
Noncash patronage equity		(117,783)	(75,911)
Unrealized gain (loss) on firm purchase commitments		60,000	(731,800)
Changes in assets and liabilities
Restricted cash-margin account		1,373,174	―
Accounts receivable		(37,177)	(2,359,302)
Inventory		1,061,248	(1,063,706)
Prepaid expenses		26,241	4,255,655
Other assets		33,867	―
Accounts payable		(849,615)	1,742,108
Accrued expenses		496,066	393,262
Cash settlements on interest rate swaps		(708,657)	333,301
Net cash provided by operating activities		6,370,125	2,435,562
Cash Flows from Investing Activities
Investment in RPMG		―	(127,971)
Refund of sales tax on fixed assets		―	753,386
Capital expenditures		(336,293)	(12,750)
Net cash provided by (used in) investing activities		(336,293)	612,665
Cash Flows from Financing Activities
Debt repayments		(13,791,207)	(1,270,078)
Restricted cash - collateral		―	(750,000)
Treasury units issued		―	5,000
Proceeds from long-term debt		―	3,559,874
Net cash provided by (used in) financing activities		(13,791,207)	1,544,796

Net Increase (Decrease) in Cash and Equivalents		(7,757,375)	4,593,023
Cash and Equivalents - Beginning of Period		13,214,091	4,433,839
Cash and Equivalents - End of Period		$5,456,716	$9,026,862

Supplemental Disclosure of Cash Flow Information
Interest paid		$2,235,525	$1,434,732

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Write-off of debt issuance costs	$	―	$517,823
Investment in RPMG included in accounts payable	$	―	$127,971

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

5

RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

The accompanying condensed unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company’s audited financial statements for the year ended December 31, 2009, contained in the Company’s Annual Report on Form 10-K.

In the opinion of management, the interim condensed financial statements reflect all adjustments considered necessary for fair presentation. The adjustments made to these statements consist only of normal recurring adjustments.  Operating results for the periods presented are not necessarily indicative of the results that may be expected for the year ending December 31, 2010.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business
Red Trail Energy, LLC, a North Dakota limited liability company (the “Company”), owns and operates a 50 million gallon annual name-plate production ethanol plant near Richardton, North Dakota (the “Plant”).

Accounting Estimates
Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment, valuation of derivatives, inventory, patronage equity and purchase commitments, analysis of intangibles impairment, the analysis of long-lived assets impairment and other contingencies.  Actual results could differ from those estimates.

Reclassifications
The presentation of certain items in the financial statements for the six months ended June 30, 2009 have been changed to conform to the classifications used in 2010.  These reclassifications had no effect on members’ equity, net income (loss) or operating cash flows as previously reported.

Fair Value of Financial Instruments

The fair value of the Company’s cash and equivalents, accounts receivable, accounts payable, and derivative instruments approximate their carrying value.   The Company evaluated the fair value of its long-term debt at June 30, 2010 and December 31, 2009 and the fair value approximated the carrying value (see Note 4 for additional information).

On January 1, 2008, the Company adopted guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. On January 1, 2009, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis.  The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date,
•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly,
•	Level 3 inputs are unobservable inputs for the asset or liability.

6

RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

Net Income (Loss) Per Unit

Net income (loss) per unit is calculated on a basic and fully diluted basis using the weighted average units outstanding during the period.  There were no member unit equivalents outstanding during the periods presented; accordingly, the Company’s basic and diluted net income (loss) per unit are the same.

2. DERIVATIVE INSTRUMENTS

Commodity Contracts

As part of its hedging strategy, the Company may enter into ethanol and corn commodity-based derivatives in order to protect cash flows from fluctuations caused by volatility in commodity prices in order to protect gross profit margins from potentially adverse effects of market and price volatility on ethanol sales and corn purchase commitments where the prices are set at a future date.  These derivatives are not designated as effective hedges for accounting purposes. For derivative instruments that are not accounted for as hedges, or for the ineffective portions of qualifying hedges, the change in fair value is recorded through earnings in the period of change. Ethanol derivative fair market value gains or losses are included in the results of operations and are classified as revenue and corn derivative changes in fair market value are included in cost of goods sold.

As of:	June 30, 2010				December 31, 2009
Contract Type	# of Contracts	Notional Amount (Qty)		Fair Value	# of Contracts	Notional Amount (Qty)		Fair Value
Corn futures	215	1,075,000	bushels	$(90,225)	82	410,000	bushels	$129,063
Ethanol swap contracts	0	0	gallons	0	530	7,632,000	gallons	(806,490)
Total fair value				$(90,225)				$(677,427)
Amounts are recorded separately on the balance sheet - negative numbers represent liabilties

None of the commodity contracts in place at June 30, 2010 were designated as effective hedges for accounting purposes.  As such, the change in fair value of the commodity contracts in place at June 30, 2010 has been recorded in the results of operations and classified as stated above.

Interest Rate Contracts

The Company had approximately $29.3 million and $30.8 million of notional amount outstanding in swap agreements, as of June 30, 2010 and December 31, 2009, respectively that exchange variable interest rates (one-month LIBOR and three-month LIBOR) for fixed interest rates over the terms of the agreements. At June 30, 2010 and December 31, 2009, the fair value of the interest rate swaps totaled approximately $2.2 million and $2.4 million, respectively, and is recorded as a liability on the balance sheets.  These agreements are not designated as an effective hedge for accounting purposes and the change in fair market value and associated net settlements are recorded in interest expense.  The swaps mature in April 2012.

The Company recorded net settlements of approximately $709,000 and $333,000 for the six months ended June 30, 2010 and 2009, respectively.  See Note 4 for a description of these agreements.

7

RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

The following tables provide details regarding the Company’s derivative financial instruments at June 30, 2010 and December 31, 2009:

Derivatives not designated as hedging instruments under ASC 815

Balance Sheet - as of June 30, 2010	Asset		Liability
Corn derivative instruments, at fair value	$	―	$90,225
Interest rate swaps, at fair value		―	2,158,875
Total derivatives not designated as hedging instruments for accounting purposes	$	―	$2,249,100

Balance Sheet - as of December 31, 2009	Asset	Liability
Derivative instruments, at fair value	$129,063	$806,490
Interest rate swaps, at fair value	―	2,360,686
Total derivatives not designated as hedging instruments for accounting purposes	$129,063	$3,167,176

Statement of Operations Income/(expense)	Location of gain (loss) in fair value recognized in income	Amount of gain (loss) recognized in income during three months ended June 30, 2010	Amount of gain (loss) recognized in income during three months ended June 30, 2009	Amount of gain (loss) recognized in income during six months ended June 30, 2010	Amount of gain (loss) recognized in income during six months ended June 30, 2009
Corn derivative instruments	Cost of Goods Sold	$(296,759)	$(235,925)	$(155,927)	$(733,776)
Ethanol derivative instruments	Revenue	513,127	―	2,000,956	―
Interest rate swaps	Interest Expense	163,991	(495,115)	201,811	(349,525)
Total		$380,359	$(731,040)	$2,046,840	$(1,083,301)

3. INVENTORY

Inventory is valued at lower of cost or market.  Inventory values as of June 30, 2010 and December 31, 2009 were as follows:

As of	June 30, 2010	December 31, 2009
Raw materials, including corn, chemicals and supplies	$4,860,050	$4,921,532
Work in process	500,088	642,701
Finished goods, including ethanol and distillers grains	571,645	1,428,798
Total inventory	$5,931,783	$6,993,031

Lower of cost or market adjustments for the three and six months ended June 30, 2010 and 2009 were as follows:

	For the three months ended June 30, 2010	For the three months ended June 30, 2009	For the six Months ended June 30, 2010	For the six months ended June 30, 2009
Loss on firm purchase commitments	$(42,000)	$421,000	$60,000	$695,000
Lower of cost or market adjustment for inventory on hand	-	476,000	-	1,243,000
Total lower of cost or market adjustments	$(42,000)	$897,000	$60,000	$1,938,000

The Company has entered into forward corn purchase contracts under which it is required to take delivery at the contract price.  At the time the contracts were created, the price of the contract price approximated market price.  Subsequent changes in market conditions could cause the contract prices to become higher or lower than market prices.  As of June 30, 2010, the average price of corn purchased under fixed price contracts, that had not yet been delivered, was slightly below market price.  Based on this information, the Company accrued an estimated loss of firm purchase commitments of $60,000 for the six months ended June 30, 2010.  The Company also recorded a loss on firm purchase commitments of approximately $695,000 for the six month period ended June 30, 2009.  The loss is recorded in “Loss on firm purchase commitments” on the statement of operations.  The amount of the loss was determined by applying a methodology similar to that used in the impairment valuation with respect to inventory.  Given the uncertainty of future ethanol prices, this loss may or may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods.

8

RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

The Company recorded inventory valuation impairments of $0 and $476,000 for the six months ended June 30, 2010 and 2009, respectively.  The impairments were attributable primarily to decreases in market prices of corn and ethanol.  The inventory valuation impairment was recorded in “Lower of cost or market adjustment for inventory on hand” on the statement of operations.

4. BANK FINANCING

Long-term debt consists of the following:

As of	June 30, 2010	December 31, 2009
Notes payable under loan agreement to bank	$30,780,269	$44,541,350
Subordinated notes payable	5,525,000	5,525,000
Capital lease obligations (Note 6)	23,549	53,675
Total Long-Term Debt	36,328,818	50,120,025
Less amounts due within one year	8,830,434	6,500,000
Total Long-Term Debt Less Amounts Due Within One Year	$27,498,384	$43,620,025

Market value of interest rate swaps	2,158,875	2,360,686
Less amounts due within one year	888,343	785,591
Total Interest Rate Swaps Less Amounts Due Within One Year	$1,270,532	$1,575,095

Scheduled maturities for the twelve months ended June 30
	Interest rate swaps	Long-term debt	Totals

2011+	$888,343	$8,830,434	$9,718,777
2012	1,270,532	27,492,487	28,763,019
2013	―	2,953	2,953
2014	―	2,944	2,944
2015	―	―	―
Thereafter	―	―	―
Total	$2,158,875	$36,328,818	$38,487,693

+ - Scheduled maturities for the twelve months ended June 30, 2010 include the full outstanding balance of our subordinated debt which has a maturity date of March 2011.  However, the subordination agreement requires the Bank to provide us written consent to make any principal payments to the subordinated debt holders and we have not received such consent.

As of June 30, 2010, the Company was in compliance with all of its debt covenants.

Interest Rate Swap Agreements

In December 2005, the Company entered into an interest rate swap transaction that effectively fixed the interest rate at 8.08% on the outstanding principal of the Fixed Rate Note.  In December 2007, the Company entered into a second interest rate swap transaction that effectively fixed the interest rate at 7.695% on the outstanding principal of the December 2007 Fixed Rate Note.

The interest rate swaps were not designated as either a cash flow or fair value hedge. Fair value adjustments and net settlements are recorded in interest expense.

9

RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

Interest Expense	For the six months ended June 30, 2010	For the six months ended June 30, 2009
Interest expense on long-term debt	$1,355,511	$1,320,276
Amortization/write-off of deferred financing costs	―	567,386
Change in fair value of interest rate swaps	(201,811)	(349,526)
Net settlements on interest rate swaps	708,657	333,301
Total interest expense	$1,862,357	$1,871,437

5. FAIR VALUE MEASUREMENTS

The following table provides information on those assets and liabilities that are measured at fair value on a recurring basis as of June 30, 2010 and December 31, 2009, respectively.  Money market funds shown below are included in cash and equivalents on the balance sheet.

			Fair Value Measurement Using
	Carrying Amount as of June 30, 2010	Fair Value as of June 30, 2010	Level 1		Level 2		Level 3
Assets
Money market funds	$844,942	$844,942		$844,942	$	―	$	―
Derivative instruments	―	―		―		―		―
Total	$844,942	$844,942		$844,942	$	―	$	―
Liabilities
Interest rate swaps	$2,158,875	$2,158,875	$	―		$2,158,875	$	―
Derivative instruments	90,225	―		90,225		―		―
Total	$2,249,100	$2,158,875		$90,225		$2,158,875	$	―

			Fair Value Measurement Using
	Carrying Amount as of December 31, 2009	Fair Value as of December 31, 2009	Level 1		Level 2		Level 3
Assets
Money market funds	$5,010,325	$5,010,325		$5,010,325	$	―	$	―
Derivative instruments	129,063	129,063		129,063		―		―
Total	$5,139,388	$5,139,388		$5,139,388	$	―	$	―
Liabilities
Interest rate swaps	$2,360,686	$2,360,686	$	―		$2,360,686	$	―
Derivative instruments	806,490	806,490		806,490		―		―
Total	$3,167,176	$3,167,176		$806,490		$2,360,686	$	―

The fair value of the money market funds and corn and ethanol derivative instruments is based on quoted market prices in an active market.  The fair value of the interest rate swap instruments are determined by using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each instrument. The analysis of the interest rate swaps reflect the contractual terms of the derivatives, including the period to maturity and uses observable market-based inputs and uses the market standard methodology of netting the discounted future fixed cash receipts and the discounted expected variable cash payments. The variable cash payments are based on an expectation of future interest rates derived from observable market interest rate curves.

10

RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

Financial Instruments Not Measured at Fair Value

The estimated fair value of the Company’s long-term debt, including the short-term portion, at June 30, 2010, approximated the carrying value of approximately $36.3 million.  The Company negotiated an amendment to its loan agreements during 2009 that set an interest rate floor of 6% which was the interest rate in effect at June 30, 2010 and was thought to approximate the market interest rate for this debt.  The estimated fair value of the Company’s long-term debt, including the short-term portion, at December 31, 2009 approximated its carrying value of $50 million.  Fair value was estimated using estimated market interest rates as of December 31, 2009.  The fair values and carrying values consider the terms of the related debt and exclude the impacts of debt discounts and derivative/hedging activity.

6. LEASES

The Company leases equipment under operating and capital leases through 2015. The Company is generally responsible for maintenance, taxes, and utilities for leased equipment.  Equipment under operating lease includes a locomotive and rail cars.  Rent expense for operating leases was approximately $130,000 and $260,000 for the three and six months ended June 30, 2010, respectively and $134,000 and $236,000 for the three and six months ended June 30, 2009, respectively.  Equipment under capital leases consists of office equipment and plant equipment.

Equipment under capital leases is as follows at:

As of	June 30, 2010	December 31, 2009
Equipment	$219,476	$219,476
Accumulated amortization	74,870	63,248
Net equipment under capital lease	$144,606	$156,228

At June 30, 2010, the Company had the following minimum commitments, which at inception had non-cancelable terms of more than one year.  Amounts shown below are for the 12 months period ending June 30:

	Operating Leases	Capital Leases
2011	$520,860	$15,945
2012	464,875	3,354
2013	274,100	3,354
2014	31,200	3,075
2015	31,200	―
Thereafter	―	―
Total minimum lease commitments	$1,322,235	25,728
Less amount representing interest		2,179
Present value of minimum lease commitments included in the preceding current liabilities		$23,549

7. COMMITMENTS AND CONTINGENCIES

Design-Build Agreement

The Company signed a design-build agreement (the “Design-Build Agreement”) with Fagen, Inc. (“Fagen”) in September 2005 to design and build the Plant at a total contract price of approximately $77 million.  The Company has remaining payments under the Design-Build Agreement of approximately $3.9 million.  This payment has been withheld pending satisfactory resolution of a punch list of items, including a major issue with the coal combustor experienced during start up.  The Plant was originally designed to be able to run on lignite coal.  During the first four months of operation, however, the Plant experienced numerous shut downs related to running on lignite coal.  In April 2007, the Company switched to using Powder River Basin (“PRB”) coal as its fuel source and has not experienced a single shut down related to coal quality.  The Company continues to work with Fagen to find a solution to these issues.  An amount approximately equal to the final payment was used to pay down the Company’s Long-Term Revolving Note.  The funds may be released upon resolution of this issue.

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RED TRAIL ENERGY, LLC
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED JUNE 30, 2010 AND DECEMBER 31, 2009

Firm Purchase Commitments for Corn

To ensure an adequate supply of corn to operate the Plant, the Company enters into contracts to purchase corn from local farmers and elevators.  At June 30, 2010 the Company had various fixed price contracts for the purchase of approximately 1,146,000 bushels of corn.  Using the stated contract price for the fixed price contracts, the Company had commitments of approximately $4.0 million related to the 1,146,000 bushels under contract.

8. RELATED-PARTY TRANSACTIONS

The Company has balances and transactions in the normal course of business with various related parties for the purchase of corn, sale of distillers grains and sale of ethanol.  The related parties include Unit holders, members of the board of governors of the Company, Greenway Consulting, LLC (“Greenway”) and RPMG, Inc. (“RPMG”).  The Company also has a note payable to Greenway and pays Greenway for consulting fees (recorded in general and administrative expense).  Significant related party activity affecting the financial statements are as follows:

	June 30, 2010	December 31, 2009
Balance Sheet
Accounts receivable	$2,111,792	$2,155,238
Accounts payable	1,039,228	1,164,218
Notes payable	1,525,000	1,525,000

	For the three months ended June 30, 2010	For the three months ended June 30, 2009	For the six months ended June 30, 2010	For the six months ended June 30, 2009
Statement of Operations
Revenues	$18,584,502	$20,215,469	$41,548,875	$37,699,964
Cost of goods sold	754,815	656,496	1,619,652	1,353,808
General and administrative	64,716	176,968	114,614	283,683

Inventory Purchases	$1,005,698	$1,179,356	$2,331,243	$2,692,493

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Item 2.  Management's Discussion and Analysis of Financial Condition and Results of Operations.

We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three and six month periods ended June 30, 2010, compared to the same period of the prior fiscal year. This discussion should be read in conjunction with the consolidated financial statements and the Management’s Discussion and Analysis section for the fiscal year ended December 31, 2009, included in the Company’s Annual Report on Form 10-K.

Cautionary Statements Regarding Forward-Looking Statements

This report contains forward-looking statements that involve future events, our future performance and our future operations and actions.  In some cases you can identify forward-looking statements by the use of words such as “may,” “should,” “anticipate,” “believe,” “expect,” “plan,” “future,” “intend,” “could,” “estimate,” “predict,” “hope,” “potential,” “continue,” or the negative of these terms or other similar expressions.  These forward-looking statements are only our predictions and involve numerous assumptions, risks and uncertainties.  Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the following factors:

•	Fluctuations in the price and market for ethanol and distillers grains;
•	Availability and costs of products and raw materials, particularly corn and coal;
•	Changes in the environmental regulations that apply to our plant operations and our ability to comply with such regulations;
•
Ethanol supply exceeding demand and corresponding ethanol price reductions impacting our ability to operate profitably and maintain a positive spread between the selling price of our products and our raw material costs;

•	Our ability to generate and maintain sufficient liquidity to fund our operations, meet debt service requirements and necessary capital expenditures;
•	Our ability to continue to meet our loan covenants;
•	Limitations and restrictions contained in the instruments and agreements governing our indebtedness;
•	Results of our hedging transactions and other risk management strategies;
•	Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;
•	Changes in our business strategy, capital improvements or development plans;
•	Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;
•	Our ability to market and our reliance on third parties to market our products;
•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices that currently benefit the ethanol industry including:
o
national, state or local energy policy – examples include legislation already passed such as the California low-carbon fuel standard as well as potential legislation in the form of carbon cap and trade;

o	federal and state ethanol tax incentives;
o	legislation mandating the use of ethanol or other oxygenate additives;
o	state and federal regulation restricting or banning the use of MTBE;
o	environmental laws and regulations that apply to our plant operations and their enforcement; or
o	reduction or elimination of tariffs on foreign ethanol.
•	The development of infrastructure related to the sale and distribution of ethanol including:
o	expansion of rail capacity,
o	possible future use of ethanol dedicated pipelines for transportation,
o	increases in truck fleets capable of transporting ethanol within localized markets,
o	additional storage facilities for ethanol, expansion of refining and blending facilities to handle ethanol,
o	growth in service stations equipped to handle ethanol fuels, and
o	growth in the fleet of flexible fuel vehicles capable of using higher blends of ethanol fuel;
•	Increased competition in the ethanol and oil industries;

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•	Fluctuations in U.S. oil consumption and petroleum prices;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Ongoing disputes with our design-build contractor;
•	Our liability resulting from litigation;
•	Our ability to retain key employees and maintain labor relations;
•	Changes and advances in ethanol production technology; and
•	Competition from alternative fuels and alternative fuel additives.

Our actual results or actions could and likely will differ materially from those anticipated in the forward-looking statements for many reasons, including the reasons described in this report.  We are not under any duty to update the forward-looking statements contained in this report.  We cannot guarantee future results, levels of activity, performance or achievements.  We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report.  You should read this report and the documents that we reference in this report and have filed as exhibits completely and with the understanding that our actual future results may be materially different from what we currently expect.  We qualify all of our forward-looking statements by these cautionary statements.

Available Information

Information about us is also available at our website at www.redtrailenergyllc.com, which includes links to reports we have filed with the Securities and Exchange Commission. The contents of our website are not incorporated by reference in this Quarterly Report on Form 10-Q.

Overview

Red Trail Energy, LLC, a North Dakota limited liability company (the “Company,” “Red Trail,” or “we,” “our,” or “us”), owns and operates a 50 million gallon annual name-plate production ethanol plant near Richardton, North Dakota (the “Plant”).

Our revenues are derived from the sale and distribution of our ethanol and distillers grains primarily in the continental United States.  Our ethanol plant currently operates at approximately 110 percent of its nameplate capacity.  Corn is our largest cost component and our profitability is highly dependent on the spread between the price of corn and the price of ethanol.

On April 8, 2010, the Company announced its intent to engage in a reclassification and reorganization of the Company’s membership units.  The proposed transaction will provide for the reclassification of the Company’s membership units into three separate and distinct classes.

If the proposed reclassification is approved by the Company’s members, we expect that each member of record holding 50,000 or more units will receive one Class A unit for each common equity unit held by such unit holder prior to the reclassification; each member of record holding 10,001 to 49,999 units will receive one Class B unit for each common equity unit held by such unit holder immediately prior to the reclassification; and each member of record holding 10,000 or fewer units will receive one Class C unit for each common equity unit held by such unit holder immediately prior to the reclassification.

If the Company’s members approve the proposed amendments to the Company’s operating agreement and member control agreement and the reclassification is implemented, the Company anticipates having fewer than 300 unit holders of record of its common equity units and fewer than 500 unit holders of record of each of the additional classes, which would enable the Company to voluntarily terminate the registration of its units under the Securities and Exchange Act of 1934.

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There have been a number of recent developments in legislation that impacts the ethanol industry.  One such development concerns the federal Renewable Fuels Standard (RFS).  The ethanol industry is benefited by the RFS which requires that a certain amount of renewable fuels must be used in the United States each year.  In February 2010, the EPA issued new regulations governing the RFS.  These new regulations have been called RFS2.  The most controversial part of RFS2 involves what is commonly referred to as the lifecycle analysis of greenhouse gas emissions.  Specifically, the EPA adopted rules to determine which renewable fuels provided sufficient reductions in greenhouse gases, compared to conventional gasoline.  Any fuels that fail to meet this standard cannot be used by fuel blenders to satisfy their obligations under the RFS program.  The RFS2 as adopted by the EPA provides that corn-based ethanol from modern ethanol production processes does meet the definition of a renewable fuel under the RFS program.

In addition to RFS2 which included greenhouse gas reduction requirements, in 2009, California passed a Low Carbon Fuels Standard (LCFS).  The California LCFS requires that renewable fuels used in California must accomplish certain reductions in greenhouse gases which is measured using a lifecycle analysis, similar to RFS2.  Management believes that this lifecycle analysis is based on unsound scientific principles that unfairly harms corn based ethanol.  Management believes that these new regulations will preclude corn based ethanol from being used in California.  California represents a significant ethanol demand market.  If we are unable to supply ethanol to California, it could significantly reduce demand for the ethanol we produce.  Several lawsuits have been filed by ethanol industry groups challenging the California LCFS.

Ethanol production in the United States is benefited by various tax incentives.  The most significant of these tax incentives is the federal Volumetric Ethanol Excise Tax Credit (VEETC).  VEETC provides a volumetric ethanol excise tax credit of 4.5 cents per gallon of ethanol blended with gasoline at a rate of 10%.  VEETC is scheduled to expire on December 31, 2010.  If this tax credit is not renewed, it likely would have a negative impact on the price of ethanol and demand for ethanol in the marketplace and may harm our financial condition.

In addition to the tax incentives, United States ethanol production is also benefited by a 54 cent per gallon tariff imposed on ethanol imported into the United States.  However, the 54 cent per gallon tariff is set to expire at the end of the 2010 calendar year.  Elimination of the tariff that protects the United States ethanol industry could lead to the importation of ethanol produced in other countries, especially in areas of the United States that are easily accessible by international shipping ports.  Ethanol imported from other countries may be a less expensive alternative to domestically produced ethanol and may affect our ability to sell our ethanol profitably.

We expect to fund our operations during the next 12 months using cash flow from our continuing operations and our current credit facilities.

Results of Operations for the Three Months Ended June 30, 2010 and 2009

The following table shows the results of our operations and the percentages of revenues, cost of goods sold, general and administrative expenses and other items to total sales and revenues in our statements of operations for the three months ended June 30, 2010 and 2009, respectively.

	Three Months Ended June 30, 2010 (Unaudited)		Three Months Ended June 30, 2009 (Unaudited)
Statements of Operations Data	Amount	% of Revenue	Amount	% of Revenue
Revenues	$22,518,058	100.0%	$23,632,831	100.00%
Cost of Goods Sold	21,938,924	97.43%	24,027,381	101.67%
Gross Margin (Deficit)	579,134	2.57%	(394,550)	(1.67)%
General and Administrative Expenses	586,172	2.60%	701,337	2.97%
Operating Loss	(7,038)	(0.03)%	(1,095,887)	(4.64)%
Interest Expense	773,439	3.43%	566,216	2.40%
Other Income	6,890	0.03%	402,450	1.70%
Net Loss	$(773,587)	(3.44)%	$(1,259,653)	(5.33)%

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Revenues

The following table shows the sources of our revenue for the three months ended June 30, 2010 and June 30, 2009.

	Three Months Ended June 30, 2010		Three Months Ended June 30, 2009
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Ethanol Sales	$18,822,186	83.6%	$19,462,830	82.4%
Dried Distillers Grains Sales	3,139,859	13.9%	2,934,077	12.4%
Modified Distillers Grains Sales	556,013	2.5%	1,235,924	5.2%
Total Revenues	$22,518,058	100.00%	$23,632,831	100.00%

The following table shows additional data regarding production and price levels for our primary inputs and products for the three months ended June 30, 2010 and June 30, 2009.

	Three Months ended June 30, 2010	Three Months ended June 30, 2009

Production:
Ethanol sold (gallons)	12,717,000	12,689,000
Dried distillers grains sold (tons)	32,970	24,055
Modified distillers grains sold (tons)	11,274	22,088

Revenues:
Ethanol price/gallon (net of hedging)	$1.48	$1.53
Distillers grains avg price/ton	$95.23	$121.97
Modified distillers grains avg price/ton	$49.23	$55.88

Primary Input:
Corn ground (bushels)	4,660,800	4,423,712

Costs of Primary Input:
Corn avg price/bushel (net of hedging)	$3.41	$3.98

Other Costs (per gallon of ethanol sold):
Chemical and additive costs	$0.079	$0.081
Denaturant cost	$0.048	$0.034
Electricity cost	$0.048	$0.038
Direct labor cost	$0.039	$0.035

Ethanol production and sales held relatively steady during the three month period ended June 30, 2010 as compared to the same period in 2009.  We sold 12,717,000 gallons of ethanol during the three month period ended June 30, 2010 compared to 12,689,000, for the same three month period ending in 2009.  The average price we received for our ethanol at was $1.48 and $1.53 for the three month period ending June 30, 2010 and 2009, respectively.

We experienced an increase in the amount of dried distillers grains sold in the three month period ended June 30, 2010 as compared to the same period in 2009.  We sold 32,970 tons of dried distillers grains during the three month period ended June 30, 2010 compared to 24,055 tons of dried distillers grains during the three month period ended June 30, 2009.  The average price per ton of dried distillers grains was $95.23 and $121.97 for the three month period ending June 30, 2010 and 2009, respectively.

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Our modified distillers grains sales were down significantly for the three month period ended June 30, 2010 as compared to the same period in 2009.  We sold 11,274 tons of modified distillers grains during the three month period ended June 30, 2010 compared to 22,088 tons of modified distillers grains during the three month period ended June 30, 2009.  The average price per ton of modified distillers grains was $49.23 and $55.88 for the three month period ending June 30, 2010 and 2009, respectively.  This shift from modified distillers grains to dried distillers grains is being driven by additional demand for dried distillers grains by the export market.

We are currently operating at approximately 110 percent of nameplate capacity.  In the event that we decrease our production of ethanol, our production of distillers grains would also decrease.  Such a decrease in our volume of production of ethanol and distillers grains would result in lower revenues.  However, if we decreased production, we would experience a corresponding decrease in the quantity of corn and coal used by the plant, thereby lowering our costs of good sold.  Therefore, the effect of a decrease in our product volume would be largely dependent on the market prices of the products we produce and the inputs we use to produce our products at the time of such a production decrease.  We anticipate operating at less than full capacity only if industry margins become unfavorable or we experience technical difficulties in operating the plant.

For the three months ended June 30, 2010, we received approximately 84% of our revenue from the sale of ethanol and approximately 16% of our revenue from the sale of distillers grains. Our revenue from ethanol increased slightly during the three months ended June 30, 2010 compared to the same period in 2009, as a result of a slight increase in the volume of ethanol sold and a decrease in our distillers grains revenue.  During the three months ended June 30, 2010, we experienced a decrease in the price we received for our ethanol.  Ethanol prices peaked late in 2009 and trended weaker though the end of June 2010.  Since that time, ethanol prices have recovered and are back to January 2010 price levels. Management attributes this decreasing trend in ethanol prices with increased production of ethanol and steady demand.  Increased gasoline and ethanol prices during the last calendar quarter of 2009 and the first quarter of 2010 allowed the ethanol industry to realize more favorable margins.  Management believes that the increased margins led some idled ethanol plants to again commence production.  Unless this increased supply is equally met with increased demand for ethanol, management believes ethanol prices will be pressured downward.

Management believes that demand for ethanol is being affected by what is known as the blend wall.  The blend wall is a theoretical limit where more ethanol cannot be blended into the national gasoline pool.  Currently, ethanol is blended with conventional gasoline for use in standard (non-flex fuel) vehicles to create a blend which is 10% ethanol and 90% gasoline.  Estimates indicate that approximately 135 billion gallons of gasoline are sold in the United States each year.  Assuming that all gasoline in the United States is blended at a rate of 10% ethanol and 90% gasoline, the maximum demand for ethanol is 13.5 billion gallons per year.  This theoretical limit acts as a cap on ethanol demand which can negatively impact ethanol prices.  If ethanol production continues to expand without a corresponding increase in ethanol demand, management anticipates further decreases in ethanol prices.

The trend in the price of ethanol is uncertain unless the EPA approves an increase in the amount of ethanol that can be blended with gasoline for use in standard (non-flex fuel) vehicles.  The EPA is considering allowing a blend of 15% ethanol and 85% gasoline (called E15) for use in standard vehicles.  The EPA has delayed making a decision on E15 until sometime in 2010.  If the EPA allows a 15% ethanol blend, it may result in increased ethanol demand which could positively impact ethanol prices.  However, the EPA may restrict the type of vehicles that can use E15 which may lead to gasoline retailers refusing to carry E15.  Automobile manufacturers and environmental groups are lobbying against higher percentage ethanol blends.

During the three months ended June 30, 2010, distillers grains prices trended downward.  Management attributes this decreasing price trend to an excess supply of distillers grains and to concerns about the quality of distillers grains.  After the end of the three month period ended June 30, 2010, distillers grains prices increased in conjunction with corn prices.  Management anticipates that distillers grains prices will continue to track the price of corn which has been extremely volatile due to uncertainty over the condition of the corn crop and price volatility in the wheat and soybean markets.

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Cost of Goods Sold

Our cost of goods sold from the production of ethanol and distillers grains is primarily made up of corn and energy expenses.  The price we paid for our main input, corn, was lower during the first quarter of 2010 compared to the first quarter of 2009.  Our overall cost of goods sold decreased as a percentage of our revenues to 97.4% for the three months ended June 30, 2010 compared to 101.7% for the same period in 2009. The decrease in our cost of goods sold was primarily due to our lower corn costs.

Our cost of corn is also affected by gains and losses on the corn derivative instruments we use to manage our exposure to risk in the corn market.   For the three months ended June 30, 2010, we recognized a loss on our corn derivatives of approximately $297,000 compared to a loss of approximately $236,000 for the three months ended June 30, 2009.

Competition for corn in our area has tightened basis levels.  Although we believe there is corn available nationally from a supply and demand standpoint, there is uncertainty over the quantity and quality of local corn for the plant.  The cost of corn is the highest input to the plant and these uncertainties could dramatically affect our expected input costs.  During the three month period ended June 30, 2010, corn prices were relatively steady but increased after the end of the quarter.  We expect that corn prices will continue to be volatile for the rest of our fiscal year, depending on weather conditions and other demand factors.

The per unit cost of our other costs of goods sold were all somewhat higher compared to last year although we did experience a decrease in our chemical and additive costs.

We purchase the coal needed to power our ethanol plant from a supplier under a long-term contract.  This arrangement helps us to mitigate price volatility in the coal market.  Our coal costs remained steady during the first quarter of 2010 compared to the first quarter of 2009.  Our coal contract is up for renewal in December 2011.

General and Administrative

General and administrative costs for the three months ended June 30, 2010 were approximately $586,000 or 2.6% of our revenues compared to approximately $701,000 or 3.0% of revenues for the same period in 2009.  The decrease is primarily related to a decrease in legal fees.

Operating Income and Loss

Our loss from operations for the three months ended June 30, 2010 was approximately $7,000 compared to an operating loss of approximately $1,096,000 for the same period in 2009.  This reduction in our operating losses is primarily due to an improvement in the relationship between the selling price of our products and our input costs for the current year.

Interest Expense

Our interest expense for the three months ended June 30, 2010 was approximately $773,000 compared to approximately $566,000 for the three months ended June 30, 2009.  This increase in primarily due to fluctuations in the market value of our interest rate swaps and principal outstanding.  Net settlements on the fair value of our interest rate swaps are recorded in interest expense on a monthly basis.

Other Income

Our other income for the three months ended June 30, 2010 was 0.03% of our revenues compared to 1.7% of revenues for the same period in 2009.  Our other income for the three month period ended June 30, 2010 consisted primarily of interest income, gain/loss on sale of assets and grant income.  During the three month period ended June 30, 2009 we also received other income from interest earned on a sales tax refund received related to plant construction.

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Results of Operations for the Six Months Ended June 30, 2010 and 2009

The following table shows the results of our operations and the approximate percentage of revenues, costs of sales, operating expenses and other items to total revenues in our unaudited statements of operations for the six months ended June 30, 2010 and 2009:

	Six Months Ended June 30, 2010 (Unaudited)		Six Months Ended June 30, 2009 (Unaudited)
Statement of Operations Data	Amount	Percent	Amount	Percent
Revenues	$51,404,949	100.0%	$44,528,444	100.00%
Cost of Goods Sold	47,117,918	91.66%	44,929,958	100.90%
Gross Profit (Loss)	4,287,031	8.34%	(401,514)	(0.90)%
General and Administrative Expenses	1,226,327	2.39%	1,482,347	3.33%
Operating Income (Loss)	3,060,704	5.95%	(1,883,861)	(4.23)%
Interest Expense	1,862,357	3.62%	1,871,437	4.20%
Other Income	1,012,557	1.97%	444,671	1.00%
Net Income (Loss)	$2,210,904	4.30%	$(3,310,627)	(7.43)%

Revenues

Our revenues from operations come from two primary sources: sales of ethanol and sales of distillers grains. The following table shows the sources of our revenue for the six months ended June 30, 2010 and June 30, 2009.

	Six Months Ended June 30, 2010		Six Months Ended June 30, 2009
Revenue Source	Amount	% of Revenues	Amount	% of Revenues
Ethanol Sales	$42,606,351	82.9%	$36,366,832	81.7%
Dried Distillers Grains Sales	7,075,730	13.8%	5,150,927	11.6%
Modified Distillers Grains Sales	1,722,868	3.3%	3,010,685	6.7%
Total Revenues	$51,404,949	100.00%	$44,528,444	100.00%

The following table shows additional data regarding production and price levels for our primary inputs and products for the six months ended June 30, 2010 and 2009:

	Six Months ended June 30, 2010	Six Months ended June 30, 2009

Production:
Ethanol sold (thousands of gallons)	26,967	24,481
Dried distillers grains sold (tons)	67,486	39,508
Modified distillers grains sold (tons)	31,489	56,688

Revenues:
Ethanol average price/gallon (net of hedging)	$1.58	$1.49
Dried distillers grains avg price/ton	$102.16	$130.38
Modified distillers grains avg price/ton	$54.56	$53.02

Primary Input:
Corn ground (bushels)	9,800,060	8,752,833

Costs of Primary Input:
Corn avg price/bushel (net of hedging)	$3.48	$3.98

Other Costs (per gallon of ethanol sold):
Chemical and additive costs	$0.079	$0.084
Denaturant cost	$0.046	$0.031
Electricity cost	$0.046	$0.043
Direct Labor cost	$0.036	$0.038

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In the six month period ended June 30, 2010, ethanol sales comprised approximately 83% of our revenues and distillers grains sales comprised approximately 17% of our revenues. For the six month period ended June 30, 2009, ethanol sales comprised approximately 82% of our revenues and distillers grains sales comprised approximately 18% of our revenue. Our revenues were higher for our first half of fiscal year 2010 compared to the same period of 2009 primarily as a result of our increase in ethanol production and an increase in the sales price of our ethanol.

The average ethanol sales price we received for the six month period ended June 30, 2010 was approximately 6% higher than our average ethanol sales price for the comparable 2009 period. Management anticipates that ethanol prices will continue to be subject to the uncertainties surrounding several pieces of legislation as well as the prices of oil and gasoline.

The price we received for our dried distillers grains decreased by approximately 20% during the six month period ended June 30, 2010 compared to the same period of 2009. Management attributes this decrease in the price of our dried distillers grains to an increase in the supply of dried distillers grains in our local market area.  The price of dried distillers grains changes in proportion to the price of corn, which has decreased in the six month period ended June 30, 2010.   Accordingly, we anticipate that the market price of distillers grains will continue to be volatile as a result of changes in the price of corn and competing animal feed substitutes such as soybean meal.

Cost of Good Sold

Our costs of goods sold as a percentage of revenues were approximately 92% for the six month period ended June 30, 2010 compared to approximately 101% for the same period of 2009. Our cost of goods sold increased by approximately 3.8% in the six months ended June 30, 2010, compared to the six months ended June 30, 2009, and our revenue for the same period increased by approximately 15%. This increase in the cost of goods sold is primarily a result of an increase in the volume of corn processed at our facility.  The increase in our revenues is due primarily to an increase in the volume of ethanol sold along with an increase in the price we received for our ethanol.

General and Administrative Expenses

Our general and administrative expenses as a percentage of revenues were lower for the six month period ended June 30, 2010 than they were for the same period ended June 30, 2009. These percentages were approximately 2.4% and approximately 3.3% for the six months ended June 30, 2010 and 2009, respectively. This decrease in general and administrative expenses is primarily due to increased operating efficiencies and our concerted effort to lower general and administrative expenses. We expect that going forward our general and administrative expenses will remain relatively steady unless the proposed reclassification and reorganization of the Company’s membership units, as discussed previously is approved.  If proposed reclassification is approved, there should be significant general and administrative expense savings.

Operating Income (Loss)

Our income from operations for the six months ended June 30, 2010 was approximately 5.9% of our revenues compared to loss of approximately 4.2% of our revenues for the six months ended June 30, 2009. This increase in our profitability is primarily due to the increase in the price we received for our ethanol for the six months ended June 30, 2010 compared to the six months ended June 30, 2009.  During the same period we experienced a $0.50 per bushel decrease in our cost of corn.  Both of these factors moved in our favor at the time we increased production at our facility.

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Interest Expense

Our interest expense for the six months ended June 30, 2010 was approximately $1,860,000 compared to approximately $1,870,000 for the six months ended June 30, 2009.  The outstanding balance on our long-term debt obligations decreased by approximately $14,000,000 during the first six months of 2010.  However, this reduction in long-term debt was partially offset by the performance of our interest rate swap transactions.

Other Income

Other income for the six months ended June 30, 2010, was approximately 2.0% of our revenue and totaled approximately $1,013,000. Other income for the six months ended June 30, 2009 totaled approximately $445,000 and was approximately 1.0% of our revenues.  The increase in other income is attributable to our receipt of approximately $983,000 from a business interruption insurance claim related to an unplanned outage at our plant during October 2009.

Changes in Financial Condition for the Six Months Ended June 30, 2010

The following table highlights the changes in our financial condition:

	June 30, 2010	December 31, 2009
Current Assets	$15,075,791	$25,384,612
Current Liabilities	$19,755,289	$18,331,917
Members' Equity	$36,086,268	$33,875,364

We experienced a decrease in our current assets at June 30, 2010 compared to our fiscal year ended December 31, 2009.  We had approximately $7,750,000 less cash on hand at June 30, 2010 compared to December 31, 2009, and approximately $1,372,000 less in restricted cash.  Our accounts receivable remained steady over the same period and our inventory was approximately $1,000,000 less at June 30, 2010 than December 31, 2010.

We experienced a slight increase in our total current liabilities on June 30, 2010 compared to December 31, 2009 due primarily to an increase in current maturities of long-term debt.

Our long-term liabilities as of June 30, 2010 are approximately $16,400,000 less than our long-term liabilities as of December 31, 2009, primarily as a result of principal payments made on our long-term debt and the movement of some long-term debt to current maturities of long-term debt.  At June 30, 2010, we had approximately $29,044,000 outstanding in the form of long-term loans, compared to approximately $45,470,000 at December 31, 2009.

We experienced an increase in members' equity at June 30, 2010 compared to our fiscal year ended December 31, 2009.  This primarily is a result of our net income so far this fiscal year in the amount of approximately $2,211,000.

Liquidity and Capital Resources

Based on financial forecasts performed by our management, we anticipate that we will have sufficient cash from our current credit facilities and cash from our operations to continue to operate the ethanol plant for the next 12 months.  We do not anticipate seeking additional equity or debt financing during our 2010 fiscal year.  However, should we experience unfavorable operating conditions in the future, we may have to secure additional debt or equity sources for working capital or other purposes.

Statements of Cash Flows	For the six months ended June 30, 2010	For the six months ended June 30, 2009
Cash flows provided by operating activities	$6,370,125	$2,435,562
Cash flows provided by (used in) investing activities	$(336,293)	$612,665
Cash flows provided by (used in) financing activities	$(13,791,207)	$1,544,796

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Operating activities

We experienced a significant increase in our net cash provided by operations for the six month period ended June 30, 2010 as compared to the same period in 2009.  Cash provided by operating activities was approximately $6,370,000 for the six months ended June 30, 2010 as compared to approximately $2,436,000 provided by operating activities for the six months ended June 30, 2009.  Our net income from operations for the six months ended June 30, 2010 was approximately $2,211,000 as compared to a net loss of approximately $3,311,000 for the same period in 2009.

Investing activities

We had minimal investing activities for the periods ended June 30, 2010 and 2009, respectively.

Financing activities

We had a significant increase in cash used for financing activities for the six month period ended June 30, 2010 as compared to the same period in 2009.  Cash used for financing activities was approximately $13,791,000 for the nine months ended June 30, 2010.  All of this cash was used to pay down our long-term debt.  For the six month period ended June 30, 2009, we had net borrowing activity of approximately $1,545,000 as we borrowed an additional $3,560,000 on our long-term debt instruments which was offset by a regularly scheduled debt payment of approximately $1,270,000 and the issuance of letters of credit in the amount of $750,000 to support grain warehouse bonds and distilled spirits bonds.

Our liquidity, results of operations and financial performance will be impacted by many variables, including the market price for commodities such as, but not limited to, corn, ethanol and other energy commodities, as well as the market price for any co-products generated by the facility and the cost of labor and other operating costs.  Assuming future relative price levels for corn, ethanol and distillers grains remain consistent we expect operations to generate adequate cash flows to maintain operations. This expectation assumes that we will be able to sell all the ethanol that is produced at the plant.

Capital Expenditures

The Company currently has three capital projects in progress that it anticipates will cost a total of approximately $302,000.  We anticipate completion of these projects to occur in the third quarter of 2010.  The Company is also evaluating certain other capital projects related to reducing the carbon intensity of its fuel in anticipation of trying to meet the requirements of the California low-carbon fuel standard.  The Company is in the early stages of reviewing potential projects and does not currently have any accurate cost estimates.  It is possible that such projects will be undertaken during 2010.  We anticipate being able to fund our current on-going capital projects from our operating cash flows.

Capital Resources

Short-Term Debt Sources

The Company does not currently have any short-term credit facilities.

Long-Term Debt Sources

Our primary debt instruments are with First National Bank of Omaha (the “Bank”) and have a scheduled maturity date of April 2012.  These debt instruments include fixed and variable rate notes.  The following table summarizes our long-term debt instruments with the Bank.

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	Outstanding Balance (Millions)		Interest Rate		Range of Estimated
Term Note	June 30, 2010	December 31, 2009	June 30, 2010	December 31, 2009	Quarterly Principal Payment Amounts	Notes
Fixed Rate Note	$22.44	$23.60	6.00%	6.00%	$560,000 - $630,000	1, 2, 4
2007 Fixed Rate Note	8.34	8.80	6.00%	6.00%	$200,000 - $235,000	1, 2, 5
Variable Rate Note	0	2.10	6.00%	6.00%	$1,600,000	1, 2, 3, 5
Long-Term Revolving Note	0	10.00	6.00%	6.00%	$550,000 - $610,000	1, 2, 6, 7, 8

Notes

1 - The scheduled maturity date is April 2012

2 - Range of estimated quarterly principal payments is based on principal balances and interest rates as of June 30, 2010.

3 - Quarterly payments of $634,700 are applied first to interest on the Long-Term Revolving Note, next to accrued interest on the Variable Rate Note and finally to principal on the Variable Rate Note. The Variable Rate Note was paid off in April 2010 as the Excess Cash Flow payment was applied to the Variable Rate Note.

4 - Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly.

5 - Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly.

6 - Interest rate based on 5.0% over one-month LIBOR with a 6% minimum, reset monthly.

7 - Principal payments would be made on the Long-Term Revolving Note once the Variable Rate Note is paid in full. Any principal applied to the Long-Term Revolving Note reduces the amount available under the revolver.

8 - Funds withheld from the plant's design builder (approx $4,100,000) which were previously set aside in a money market account were applied to the Long-Term Revolving Note in March 2010 pursuant to the terms of the 7th Amendment to our loan agreement with Bank. Accordingly, the payment amounts above take into account the application of those funds which may ultimately be paid to the design builder depending upon the terms of any resolution of the dispute.

Interest Rate Swap Agreements

In December 2005, we entered into an interest rate swap transaction that effectively fixed the interest rate at 8.08% on the outstanding principal of the Fixed Rate Note. In December 2007, we entered into a second interest rate swap transaction that effectively fixed the interest rate at 7.695% on the outstanding principal of the December 2007 Fixed Rate Note.

Subordinated Debt

As part of our construction loan agreement, we entered into three separate subordinated debt agreements totaling $5,525,000 and received funds from these debt agreements during 2006. Interest is charged at a rate of 2.0% over the Variable Rate Note interest rate (a total of 8% and 6.4825% at June 30, 2010 and 2009, respectively) and has a scheduled maturity of March 2011.  The outstanding balance of the subordinated debt has been included in our current debt maturities.  However, the subordination agreement requires the Bank to provide consent to make principal payments to the subordinated debt holders but we have not received such consent.  Interest is compounding with any unpaid interest converted to principal.  The balance outstanding on these loans was $5,525,000 as of June 30, 2010 and December 31, 2009.

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Letters of Credit

We issued two letters of credit during the second quarter of 2009 in conjunction with the issuance of certain grain warehouse and distilled spirits bonds.  The letters of credit were issued in the amount of $500,000 and $250,000, respectively.

Restrictive Covenants

We are subject to a number of covenants and restrictions in connection with our credit facilities, including:

•	Providing the Bank with current and accurate financial statements;

•	Maintaining certain financial ratios including minimum net worth, working capital and fixed charge coverage ratio;

•	Maintaining adequate insurance;

•	Making, or allowing to be made, any significant change in our business or tax structure; and

•	Limiting our ability to make distributions to members.

The debt instruments with Banks also contain a number of events of default (including violation of our loan covenants) which, if any of them were to occur, would give the Bank certain rights, including but not limited to:

•	declaring all the debt owed to the Bank immediately due and payable; and

•	taking possession of all of our assets, including any contract rights.

The Bank could then sell all of our assets or business and apply any proceeds to repay their loans. We would continue to be liable to repay any loan amounts still outstanding.

As of June 30, 2010 we are in compliance with our loan covenants.

Our net worth covenant is particularly sensitive to our earnings.  We estimate that we need to record earnings of greater than $230,000 for the period July 2010 to December 2010 in order to maintain compliance with this covenant at December 31, 2010.

Management Reorganization Plan

On June 29, 2010, the Company’s board of governors approved a management reorganization plan that became effective on July 8, 2010.  Pursuant to this management reorganization plan Gerald Bachmeier was appointed to the position of Chief Executive Officer for the Company.

In conjunction with the implementation of the Company’s management reorganization plan, the Company and Mr. Bachmeier entered into an employment agreement effective on July 8, 2010.  The term of Mr. Bachmeier’s employment agreement is five and one-half years and is subject to customary termination provisions.  Mr. Bachmeier’s base salary on an annualized basis for the period from July 8, 2010 through December 31, 2010 is $135,000.  The employment agreement also provides for a year-end bonus based on the Company’s net income.

Mr. Bachmeier previously served as interim Chief Executive Officer for the Company from June 15, 2009 through December 31, 2009. Mr. Bachmeier serves on the Board of Directors for the Renewable Fuels Association and the Minnesota Coalition for Ethanol and has served on the Board of Directors for Renewable Products Marking Group.  Mr. Bachmeier has been involved in the ethanol industry for the past 20 years.

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Industry Support

There has been no change in the repayment status of our grant from the North Dakota State Industrial Commission (totaling $275,000) during the second quarter of 2010.

North Dakota Ethanol Incentive Program

Under this program, each fiscal quarter, eligible ethanol plants may receive a production incentive based on the average North Dakota price per bushel of corn received by farmers during the quarter, as established by the North Dakota agricultural statistics service, and the average North Dakota rack price per gallon of ethanol during the quarter, as compiled by AXXIS Petroleum.  The amount is capped at $1,600,000 per plant per year up to a lifetime maximum of $10,000,000 per plant.  We did not receive any funds from this program during the six months ended June 30, 2010 and 2009, respectively.  We cannot predict whether we will receive funds from this program during the remainder of 2010.

Critical Accounting Estimates

Our most critical accounting policies, which are those that require significant judgment, include policies related to the carrying amount of property, plant and equipment; valuation of derivatives, inventory and purchase commitments of inventory; and analysis of intangibles impairment.  An in-depth description of these can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  For valuation allowances related to firm purchase commitments of inventory, please refer to the disclosures in Note 2 and Note 3 of the Notes to the unaudited condensed financial statements in this Quarterly Report.  Management has not changed the method of calculating and using estimates and assumptions in preparing our condensed financial statements in accordance with generally accepted accounting principles.  There have been no changes in the policies for our accounting estimates for the quarter ended June 30, 2010.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Item 3. Quantitative and Qualitative Disclosures About Market Risk

We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in U.S. Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn, ethanol and natural gas. We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of Generally Accepted Accounting Principles (“GAAP”).

Interest Rate Risk

We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from holding a revolving promissory note and construction term notes which bear variable interest rates. In order to achieve a fixed interest rate on the construction loan and reduce our risk to fluctuating interest rates, we entered into an interest rate swap contract that effectively fixed the interest rate at 8.08% on approximately $27,600,000 of the outstanding principal of the construction loan.  We entered into a second interest rate swap in December 2007 and effectively fixed the interest rate at 7.695% on an additional $10,000,000 of our outstanding long-term debt.  The interest rate swaps are not designated as either a cash flow or fair value hedge.  Market value adjustments and net settlements are recorded in interest expense.  We anticipate that a hypothetical 1% change in interest rates, from those in effect on June 30, 2010, would change the fair value of our interest rate swaps by approximately $560,000.

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Commodity Price Risk

We expect to be exposed to market risk from changes in commodity prices.  Exposure to commodity price risk results from our dependence on corn in the ethanol production process and the sale of ethanol.

We enter in to fixed price contracts for corn purchases on a regular basis.  It is our intent that, as we enter in to these contracts, we will use various hedging instruments (puts, calls and futures) to maintain a near even market position.  For example, if we have 1 million bushels of corn under fixed price contracts we would generally expect to enter into a short hedge position to offset our price risk relative to those bushels we have under fixed price contracts.  Because our ethanol marketing company (RPMG) is selling substantially all of the gallons it markets on a spot basis we also include the corn bushel equivalent of the ethanol we have produced that is inventory but not yet priced as bushels that need to be hedged.

Although we believe our hedge positions will accomplish an economic hedge against our future purchases, they are not designated as hedges for accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged.  We use fair value accounting for our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales.  The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter and year to year due to the timing of the change in value of derivative instruments relative to the cost of the commodity being hedged.  However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.

As of June 30, 2010 we had approximately 1,146,000 bushels of corn under fixed price contracts.  These contracts were priced slightly above current market prices so we accrued a loss on firm purchase commitments of approximately $60,000 related to these contracts.  We would expect a sustained $0.10 change in the price of corn to have an approximate $115,000 impact on our net income.

It is the current position of RPMG (our ethanol marketing company) that, under current market conditions, selling ethanol in the spot market will yield the best price for our ethanol.  RPMG will, from time to time, contract a portion of the gallons they market with fixed price contracts.

We estimate that our expected corn usage will be between 18 million and 20 million bushels per year for the production of approximately 50 million to 54 million gallons of ethanol.  As corn prices move in reaction to market trends and information, our income statements will be affected depending on the impact such market movements have on the value of our derivative instruments.

To manage our coal price risk, we entered into a coal purchase agreement with our supplier to supply us with coal, fixing the price at which we purchase coal. If we are unable to continue buying coal under this agreement, we may have to buy coal in the open market.

Liability Risk

We participate in a captive reinsurance company (the “Captive”).  The Captive reinsures losses related to worker’s compensation, commercial property and general liability.  Premiums are accrued by a charge to income for the period to which the premium relates and is remitted by our insurer to the captive reinsurer.  The Captive reinsures catastrophic losses in excess of a predetermined amount.  Our premiums are structured such that we have made a prepaid collateral deposit estimated for losses related to the above coverage.  The Captive insurer has estimated and collected an amount in excess of the estimated losses but less than the catastrophic loss limit insured by the Captive. We cannot be assessed in excess of the amount in the collateral fund.

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Item 4.  Controls and Procedures

Evaluation of Disclosure Controls and Procedures

We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures.  The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d – 15(e) under the Securities Exchange Act of 1934 (“Exchange Act”), as amended, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s (“SEC”) rules and forms.  Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Our Chief Executive Officer and Chief Financial Officer, after evaluating the effectiveness of our disclosure controls and procedures as of June 30, 2010, have concluded that our disclosure controls and procedures are effective in ensuring that material information required to be disclosed is included in the reports that we file with the SEC.

Changes in Internal Controls

There have been no changes in our internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that occurred during the fiscal quarter ended June 30, 2010, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Inherent Limitations on the Effectiveness of Controls

Management does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all errors and all fraud.  A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that objectives of the control systems are met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.  Because of the inherent limitations in a cost-effective control system, no evaluation of internal controls over financial reporting can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, have been detected or will be detected.

These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake.  Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls.  The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.  Projections of any evaluation of controls effectiveness to future periods are subject to risks.  Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies and procedures.

PART II — OTHER INFORMATION

Item 1.  Legal Proceedings

The Company signed a design-build agreement (the “Design-Build Agreement”) with Fagen, Inc. (“Fagen”) in September 2005 to design and build the plant at a total contract price of approximately $77,000,000.  The Company has remaining payments under the Design-Build Agreement of approximately $3,900,000.  This payment has been withheld pending satisfactory resolution of certain punch list items, including an issue with the coal combustor experienced during start up.  The plant was originally designed to be able to run on lignite coal.  During the first four months of operation, however, the plant experienced numerous shut downs related to running on lignite coal.  In April 2007, the Company switched to using Powder River Basin (“PRB”) coal as its fuel source and has not experienced a single shut down related to coal quality.  The Company and Fagen are currently engaged in mediation to resolve the issues related to the plant’s coal combustor.

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Item 1A.  Risk Factors

In addition to the other information set forth in this report, including the important information under the heading “Disclosure Regarding Forward-Looking Statements,” you should carefully consider the “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2009. “Risk Factors” are conditions that may cause investment in our Company to be speculative or risky. In light of developments during the first quarter of fiscal 2010, we have decided to update our Risk Factors as set forth below. Other than these updates, we are not currently aware of factors other than those set forth in our Annual Report on Form 10-K that would have a foreseeable effect on the level of risk associated with investment in our Company; however, additional risks and uncertainties not currently known to us or that we currently deem to be immaterial might materially adversely affect our actual business, financial condition and/or operating results.

The California Low Carbon Fuel Standard may decrease demand for corn based ethanol which could negatively impact our profitability.  Recently, California passed a Low Carbon Fuels Standard (LCFS).  The California LCFS requires that renewable fuels used in California must accomplish certain reductions in greenhouse gases which are measured using a lifecycle analysis.  Management believes that these new regulations could preclude corn based ethanol produced in the Midwest from being used in California.  California represents a significant ethanol demand market.  If we are unable to supply ethanol to California, it could significantly reduce demand for the ethanol we produce.  Any decrease in ethanol demand could negatively impact ethanol prices which could reduce our revenues and negatively impact our ability to profitably operate the ethanol plant.

If the Federal Volumetric Ethanol Excise Tax Credit (“VEETC”) expires on December 31, 2010, it could negatively impact our profitability.  The ethanol industry is benefited by VEETC which is a federal excise tax credit of 4.5 cents per gallon of ethanol blended with gasoline at a rate of at least 10%.  This excise tax credit is set to expire on December 31, 2010.  We believe that VEETC positively impacts the price of ethanol.  On December 31, 2009, the portion of VEETC that benefits the biodiesel industry was allowed to expire.  This resulted in the biodiesel industry ceasing to produce biodiesel because the price of biodiesel without the tax credit was uncompetitive with the cost of petroleum based diesel.  If the portion of VEETC that benefits ethanol is allowed to expire, it could negatively impact the price we receive for our ethanol and could negatively impact our profitability.

If the secondary tariff on imported ethanol is allowed to expire in January 2011, we could see an increase in ethanol produced in foreign countries being marked in the Untied States which could negatively impact our profitability.  The secondary tariff on imported ethanol is a 54 cent per gallon tariff on ethanol imports from certain foreign countries.  The secondary tariff on imported ethanol is scheduled to expire in January 2011.  If this tariff is allowed to expire, an influx of imported ethanol on the domestic ethanol market could have a significant negative impact on ethanol prices and our profitability.

Item 2.  Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.  Defaults Upon Senior Securities

None.

Item 4   Removed and Reserved

Item 5.  Other Information

None.

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Item 6.  Exhibits.  The following exhibits are included herein:

Exhibit No.	Description
10.1	Employment Agreement between Red Trail Energy, LLC and Gerald Bachmeier dated July 8, 2010.

31.1	Certificate Pursuant to 17 CFR 240.15d-14(a).

31.2	Certificate Pursuant to 17 CFR 240.15d-14(a).

32.1	Certificate Pursuant to 18 U.S.C. § 1350.

32.2	Certificate Pursuant to 18 U.S.C. § 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RED TRAIL ENERGY, LLC

Date:	August 13, 2010	/s/ Gerald Bachmeier
Gerald Bachmeier
Chief Executive Officer

Date:	August 13, 2010	/s/ Kent Anderson
Kent Anderson
Chief Financial Officer

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APPENDIX F

FORM OF PROXY

PRELIMINARY FORM OF PROXY
RED TRAIL ENERGY, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE COMBINED SPECIAL AND ANNUAL MEETING OF MEMBERS TO BE HELD ON___________, 20__

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:
1)  Read the Proxy Statement
2)  Check the appropriate boxes below
3)  Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to 701-974-3309 no later than _:__ _.m. on ___________, _______________, 20__.

The undersigned hereby appoints _____________________________, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Combined  Special and Annual Meeting of Members to be held on ___________, _____________, 20__, at ___________________ in ___________________, North Dakota, and at adjournment thereof, on any matters coming before the meeting.

Said Proxies will vote on the proposals set forth in the notice of the combined special and annual meeting and proxy statement as specified on this card.  If a vote is not specified, said Proxies will vote in favor of the proposals listed below.  If any other matters properly come before the combined special and annual meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of governors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Our governors unanimously recommend that you vote "FOR" the proposals 1 and 2 and vote your units for the governors’ nominees, which are Sid Mauch, Tim Meuchel and Lynn Bergman.

1.      For approval of the proposed amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement of RED TRAIL ENERGY, LLC contained in the Second Amended and Restated Operating Agreement  and Second Amended and Restated Member Control Agreement and adoption of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.      For approval of the Reclassification of units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.      Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years.

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.

You are entitled to give a nominee as many votes as is equal to the number of Units you own multiplied by 3 (the number of governors to be elected), or you may distribute your votes among the nominees as you see fit.  Write in the number of votes you are allocating to any nominee below.  The Board of Governors recommends you vote your units for Tim Meuchel, Lynn Bergman and Sid Mauch.

Tim Meuchel	●	Votes
●.
Lynn Bergman	●	Votes

Sid Mauch	●	Votes

Frank Kirschenheiter		Votes

You are encouraged to specify your choices by marking the appropriate boxes above.  This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting.  The Proxies cannot vote your units unless you sign and return this card.

Proposal 1 (the amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement) Proposal 2 (the reclassification) are conditioned upon each other.  If either Proposal 1 or Proposal 2 are not approved, the reclassification or any or all of the proposed amendments that our members otherwise approved will not be implemented.

Please sign exactly as your name appears on your unit certificate.  When units are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder

APPENDIX G

FORM OF TRANSMITTAL LETTER

[Date]

[name]
[address]
[city, state, zip code]

Re:           RED TRAIL ENERGY, LLC Membership Certificates

Dear Member:

As you know, the Members of RED TRAIL ENERGY, LLC (the "Company") affirmatively voted on ________________ to reclassify the membership units of the Company into three classes: Class A, Class B and Class C.  We now ask that you return your original membership certificate(s) to the Company so that we may re-issue a new certificate to you which will identify the Class of membership units you now own.  If your original membership certificates are being held by a bank as security interest for debt or by a trustee or other third party, please make arrangements with such third parties to return your original membership certificates as soon as possible.

Please mail or hand-deliver your membership certificates to:

RED TRAIL ENERGY, LLC
Attn: Kent Anderson
P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Please feel free to contact Kent Anderson at (701) 974-3308  if you have any questions regarding the return of your membership certificates.

Very truly yours,

Mike Appert, Chairman
The Board of Governors
RED TRAIL ENERGY, LLC